Prospectus Supplement (Sales Report) No. 1 dated October 19, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 462079

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
462079	$16,800	$16,800	7.88%	1.00%	October 18, 2010	October 16, 2013	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 462079. Member loan 462079 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Local 103	Debt-to-income ratio:	4.32%
Length of employment:	10+ years	Location:	Milton, MA

Home town:
Current & past employers:	Local 103
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/02/10 > This is a loan that i plan on paying off in less than 3 years. My credit is good and I've worked in the same position over 9 years. Thank you for you time in reading this.

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,748.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	Credit Card @10%. Personal loan @ 14.5% Personal loan @ 9.3%
Will you also list the amounts on each card. Your Revolving Credit Balance: $1,748.00 but asking for $16,800. Also please verify your income with Lending Club.	Just rounding out the #,s : 980, 9700, and 8700.
What is Local 103 (I assume a union but what specifically) and what do you do there?	It's an Electrical Union. I am a Fire Alarm Technician.
your income is show at $8,000 plus per month, is this an error?	That's no error. I've grossed over 90k for the last 6 years.
Why is it that the site say that your income cannot be verified?	Income info was sent on Oct 9th
Please verify your income with Lending Club.	Income info was sent on Oct 9th

Member Payment Dependent Notes Series 476717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
476717	$4,000	$4,000	11.49%	1.00%	October 18, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 476717. Member loan 476717 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	TOLEDO, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > need personal loan.

A credit bureau reported the following information about this borrower member on September 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1975	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here.social security $1,250.00 a month.;$600.00 interest a month.
What will this loan be used for?	Type your answer here.need cash to pay old bills.
You show NO revolving debt, but you had 5 credit inquiries in just 6 months! Why?	Type your answer here.several cards i had changed to a different issuer and i had to open up a new account.

Member Payment Dependent Notes Series 560860

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560860	$25,000	$25,000	13.23%	1.00%	October 13, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560860. Member loan 560860 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,417 / month
Current employer:	First Consumers Financial LLC	Debt-to-income ratio:	6.74%
Length of employment:	10+ years	Location:	Denham Springs, LA

Home town:
Current & past employers:	First Consumers Financial LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,716.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 566017

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566017	$12,000	$12,000	15.21%	1.00%	October 18, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566017. Member loan 566017 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	Frameweld	Debt-to-income ratio:	20.04%
Length of employment:	3 years	Location:	Astoria, NY

Home town:
Current & past employers:	Frameweld
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	61
Revolving Credit Balance:	$15,400.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 571035

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571035	$20,000	$20,000	13.23%	1.00%	October 18, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571035. Member loan 571035 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,813 / month
Current employer:	US Government	Debt-to-income ratio:	8.57%
Length of employment:	7 years	Location:	Redlands, CA

Home town:
Current & past employers:	US Government
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Hello. Thank you for cosidering my loan. This is a debt consolidation loan for credit cards needed while living on one income in grad school. Now that school is over and we have two steady incomes again we would like to pay these off as soon as possible.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,701.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is employing Branch? a-n-d current Position (Job/What you do) for employer U S Government? (2) Transunion Credit Report shows $26,701 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Hello. My wife and I are both government employees. I am a Biologist for the USFWS and she is an Archaeologist for the USDA. None of our credit is from a HELOC they are mostly cards we used while she was in school and some home improvements. Currently, we have been paying $1150 a month for all of these scatterred bills. This loan would reduce this payment to $457 a month. In terns of paying it off we expect to sometimes maybe pay a double payment and sometimes just pay the regular payment. It will be nice to have some extra money to really build up our savings each month. We hope to start having kids now that we have the school out of the way, cars almost paid off, steady jobs and a house. So, I am expecting us to pay this off before 5 years but not in less than 2.5 years... unless we win the lottery. Thanks for your questions.
Why does the USDA hire Archaeologists?	Haha. Good question. It is the NRCS, which is part of the USDA. We help people implement conservation practices on their land but before we do so we need to make sure we are not destroying any archaeological sites. It is not the exciting Indiana Jones style archaeology, but it is a steady permanent paycheck :-)
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. Thanks.	Sorry. I will be out of town until Tues. and don't have this info with me. I will answer when I return when I can gather all amounts and specifics for you. I know offhand when I calculated what I had been paying it was $1150 a month and this loan would bring it down to $457. Thanks for your question and considertation.
I'm very interested in this loan. Value of home and amount you owe on it? Thanks for answering.	We owe $334,317. Zillow estimate is $401, 500
What are the interest rates of the debts you are consolidating with this loan?	Sorry. I will be out of town until Tues. and don't have this info with me. I will answer when I return when I can gather all amounts and specifics for you. I know offhand when I calculated what I had been paying it was $1150 a month and this loan would bring it down to $457. Thanks for your question and considertation.
Please list all your debts (type, amount, APRs). Please include the typical monthly payment you make for each debt, and indicate whether each debt %u201Cwill%u201D or %u201Cwon%u2019t%u201D be paid off with this loan. (Example: Credit Card #1 - $5000 %u2013 23% - $150 mo. Payment %u2013 will be paid) Additionally please list all your typical monthly expenses (mortgage, utilities, cable, phone, internet, autos, insurance, food, credit cards, child care, medical, education, etc.) Thank You	Sorry. I will be out of town until Tues. and don't have this info with me. I will answer when I return when I can gather all amounts and specifics for you. I know offhand when I calculated what I had been paying it was $1150 a month and this loan would bring it down to $457. Thanks for your question and considertation.

Member Payment Dependent Notes Series 572573

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572573	$25,000	$25,000	11.12%	1.00%	October 15, 2010	October 18, 2013	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572573. Member loan 572573 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	O'Melveny & Myers	Debt-to-income ratio:	9.31%
Length of employment:	5 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	O'Melveny & Myers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > Thanks to all who have funded me. Can't wait to be debt-free in 36 months!

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,477.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please get your income verified with LendingClub?	Hi, I just sent in all my W-2's and paycheck stubs to lending club this morning. Thanks for your support.
Could you please list what the balances and rates are for your outstanding debt. Thank you!	$13,000 at %13.24 and $10,000 at %14.24
What do you do for O'Melveny and Myers? Is part of your debt from student loans?	I am a paralegal. This debt is not student loans. Thank you for your interest.
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	Monthy income roughly $6,500, pre-tax. ($4,800 after tax). Monthly expenses including rent are approx. $3,200 including rent, health insurance, utilities. No loans/mortgages to speak of, with the exception of the two credit cards I'm trying to pay off with this loan. Thanks again for your interest
How much are your credit card balances according to your profile it around 14000 in revolving credit?	13K on AmEx and 10K on Visa

Member Payment Dependent Notes Series 573443

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573443	$16,000	$16,000	13.23%	1.00%	October 18, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573443. Member loan 573443 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Huntington National Bank	Debt-to-income ratio:	5.15%
Length of employment:	1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	Huntington National Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > Need funding to repay former employer for paying for my MBA.

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,567.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 576501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576501	$20,000	$20,000	13.98%	1.00%	October 15, 2010	October 16, 2013	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576501. Member loan 576501 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	agi media	Debt-to-income ratio:	19.59%
Length of employment:	1 year	Location:	garden grove, CA

Home town:
Current & past employers:	agi media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I am trying to get rid of my debt the right way and pay it off. I just need help and am looking for this loan to be that help. Thank you to all that will offer funding for my loan request.

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,571.00	Public Records On File:	1
Revolving Line Utilization:	79.70%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at agi media? What are your approximate other monthly expenses?	My job at AGI is Special Packaging Project Manager. I manage Multiple jobs from the point of Estimating them to final delivery. My other monthly expenses are roughly $2390. That is probably on the high side, however my husband is fully employed as well.
I would like to fund your loan but need to know the reason for the public record 7.5 years ago	I had overwhelming debt at the time that I got after taking care of my mother who broke her neck in a car accident. I went to a consolidation company and they too my money, but didn't pay my creditors and I was sued without knowing. I consulted a lawyer on my situation and he said I had no other choice but to take the course of action I did. Worst time in my life. Thank you.

Member Payment Dependent Notes Series 579302

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579302	$8,500	$8,500	16.32%	1.00%	October 15, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579302. Member loan 579302 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	city of south daytona	Debt-to-income ratio:	21.28%
Length of employment:	10+ years	Location:	Palm Coast, FL

Home town:
Current & past employers:	city of south daytona
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > Loan will consolidate all loans/credit cards which currently total 650.00 monthly. Also in addition to annual salary, currentky have a long standing roommate paying 500.00 monthly. Borrower added on 10/14/10 > Previous loan description was for previously requested loan amount which no longer applies. Seeking 8500.00 to consolidate/refi current loan which has a 27% interest. current loan payment is 250.00 monthly for 5 years.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	52
Revolving Credit Balance:	$5,069.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Documents will be sent asap.
HI, 1) What do you do for the city of Daytona? 2) How much do you owe on your home? Mortgage HELOCs 3) How much is your home currently worth? use zillow.com for a free estimate 4) Please list your debts, the interest rates. For instance CC1 $2000 balance, 23.9% APR Thanks in advance for answering all my questions. Sincerely, -LL Herndon, VA	I am a police officer of 11 years. I currently owe 102,000 on my 3/2/2 home which I purchased 1 year ago. Home value about the same as owed as the market decreased shortly afyer purchase. Current cc balance 5200, 19.7%, min payment is 120.00, currently pay 350.00 to it. This card will be paid off by may 2011. owe a student loan in the amount of 950.00 with a min of 50.00 which i currently pay 100 monthly interest rate is 3.5%. And owe 1 loan in the amount 8500 with a 27% interest and min payment of 250. This is what id like the money for is to reduce this rate in order to pay it off quicker. All debt was aquired by restoring my house which was in disrepair. Since improvements i have not had my home appraised as i dont wish for my taxes to increase. Hope this helps, if you have further questions feel free to ask.

Member Payment Dependent Notes Series 579637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579637	$17,000	$17,000	18.67%	1.00%	October 19, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579637. Member loan 579637 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Insurance Auto Auctions Inc.	Debt-to-income ratio:	14.65%
Length of employment:	3 years	Location:	Lisle, IL

Home town:
Current & past employers:	Insurance Auto Auctions Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > I plan on using this loan to pay off and consolidate several high interest rate credit cards. I will be able to save money on a monthly basis and use that money towards faster debt repayment. I am well grounded with a mortgage and long term career with plans on marrying soon. This makes me a reliable and reasonable borrower. Also, I have a good track record of making payments on time and in full.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	56
Revolving Credit Balance:	$3,408.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Insurance Auto Auctions Inc.?	As an Operations Analyst, I am part of a team that works to ensure the health, integrity, and availability of our production environment. I facilitate the Change Management process in line with ITIL standards while managing events and reducing the impact of events immediately. I believe this information should be suffice.
Only 3.4k is showing up as revolving debt in your credit summary. Is the debt in your name? What do you owe to which lenders? APRs? min. mo payments?	3.4K only shows because I cancelled two of my other cards with Chase. It must not show as revolving because they are closed. My debt is all in my name.
How did you acquire the debt? What are your plans, in addition to this consolidation, to get out of debt?	Long story short, wreck-less spending when I was younger in combination with school expenses. After I have paid this off, the snowball effect will help reduce my total debt. Then I can begin to reinvest. My main focus is getting my smaller debts settled first.
Good Morning, Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Thank you, I did not realize this had not been done yet as it was not listed on my profile view.
ITIL and change management huh? CMDB's are fun. Sounds like you got your life together and I'm counting on you. I will fund your loan.	Thank you for the vote of confidence in addition to your investment.

Member Payment Dependent Notes Series 580676

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580676	$19,000	$19,000	10.75%	1.00%	October 18, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580676. Member loan 580676 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	6.19%
Length of employment:	8 years	Location:	Baltimore, MD

Home town:
Current & past employers:	Northrop Grumman
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,142.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the Home improvement you are planning?	The project is the removal of existing asbestos siding and replacement with vinyl.
What is your position at Northrop Grumman?	My title is Software Engineer III, but for the past 2 years I have been an Integration and Test Lead.

Member Payment Dependent Notes Series 583852

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583852	$24,250	$24,250	11.49%	1.00%	October 15, 2010	October 16, 2015	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583852. Member loan 583852 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Florida Community Bank	Debt-to-income ratio:	14.37%
Length of employment:	1 year	Location:	Lehigh Acres, FL

Home town:
Current & past employers:	Florida Community Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > I plan on using the money to payoff my high interest credit cards. The monthly payment offered on this loan is lower than what I am currently paying. My goal is to have all of my credit card debt and student loan debt paid off in five years. My student loan was transferred to a fixed rate loan 3 1/2 years ago with a current balance of $16k. That loan will be paid in full from a high of $30k in 3 1/2 years as it was a 7 year loan. I currently work at a bank as a Commercial Underwriting Manager. Our bank was taken over by the FDIC in January and we have a new team that has taken over the Bank. We are currently covered the FDIC's loss share program which runs until the year 2015. My skill set and my current position are critical given the current economy and working with our borrowers. Despite any future reorganizations, my position is not one that is ever in jeopardy. I have not applied for a loan at my Bank as I have always kept my financial matters confidential. Furthermore, there are no more attractive employee rates as incentive. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,263.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please lust the debt you plan to consolidate along with the associated interest rate	I would like to consolidate the following loans: 1) Bank of America with a balance of $12,900 at an interest rate of 13.99%. 2) Partial Payoff of the Chase credit card of $7,814 at a promotional rate of 6.99%. 3) Citi/Haverty's Furniture with a balance of $2,762 at a rate of 27.99%. 4) PayPal with a balance of $379 at an interest rate of 29.99%. 5) Bill Me Later with a balance of $395 at an interest rate of 19.99%. Total consolidation equals loan amount of $24,250. My goal is to payoff all credit card debt over the next five years. If you should need any other information, please let me know. Thank you for your consideration.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance on our mortgage is $338,924 and the current market value is approximately $140,000. Please know that we bought the home knowing that we were going to be in it for a very long time. Furthermore, I am in the banking industry (commercial sector) and my excellent credit score is very important to me. Thank you for your consideration.
Please list the debt you plan to consolidate and the associated interest rates	Already submitted answer. Thank you.

Member Payment Dependent Notes Series 584687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
584687	$6,000	$6,000	10.75%	1.00%	October 13, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 584687. Member loan 584687 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	Brookshire Concrete	Debt-to-income ratio:	21.98%
Length of employment:	5 years	Location:	Rolla, MO

Home town:
Current & past employers:	Brookshire Concrete
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Looking at three different bikes. 2006 Honda VTX1800, 1000 miles 2005 Honda VTX1800,5000 miles or 2004 Honda VTX1800 7800 miles

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	79
Revolving Credit Balance:	$39,599.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Brookshire Concrete?	Superintendent

Member Payment Dependent Notes Series 585228

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585228	$5,800	$5,800	7.88%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585228. Member loan 585228 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,667 / month
Current employer:	Barr & Barr, Inc	Debt-to-income ratio:	11.52%
Length of employment:	8 years	Location:	MAHOPAC, NY

Home town:
Current & past employers:	Barr & Barr, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > This loan is for a used pickup truck

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,658.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 585459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585459	$10,000	$10,000	13.61%	1.00%	October 19, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585459. Member loan 585459 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$63,000 / month
Current employer:	US Patent and Trademark Office	Debt-to-income ratio:	1.17%
Length of employment:	2 years	Location:	arlington, VA

Home town:
Current & past employers:	US Patent and Trademark Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > I plan to use the loan to eradicate my revolving debt and establish a fixed interest monthly payment. With my recent promotion I make 70000 dollars a year, 75k with bonus.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,168.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I owe 5k to chase mastercard and 4.5k to citibank. Interest rates are 19 and 18 percent respectively. Combined payments, 300 dollars. I work at the US Patent and Trademark Office as a patent examiner.
Can you list your monthly income after payroll deductions, expenses, taxes, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans? Please list the numbers with the assumption that you will get this loan.	income: 3800 dollars after taxes and deductions Loans: 463(college) + 250(this loan)= 713 Bills and Rent: 700 + 210 = 910 Car= 300(to parents not an official loan) + 100 = 400 App. Cash in hand after bills : 1750 dollars doesn't include bonus or overtime pay I'm a goverment employee past the initial probationary period. I work as a Biomedical Engineering Patent Examiner at the US Patent and Trademark Office.
You stated that you make $63,000 per month. Do you mean per year?	Yes that was per year.
Please verify your income, Do you make $63,000 a month?	No, 70000 a year now, that was in error.
You state you make $70k per yr., yet your profile says you make $63k per month. This grossly distorts the ratios lenders use to determine the creditworthiness of the applicant.	I understand that of course, however, i do make a note that I got a recent promotion when I stated the 70k comment, and also Lending Club doesn't allow changes to your profile or not in a user friendly manner as I could not find it. Thank you for your time and consideration in your investment search.

Member Payment Dependent Notes Series 585666

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585666	$3,000	$3,000	14.72%	1.00%	October 19, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585666. Member loan 585666 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Eastside Dental	Debt-to-income ratio:	17.35%
Length of employment:	< 1 year	Location:	EAST SYRACUSE, NY

Home town:
Current & past employers:	Eastside Dental
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,843.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Eastside Dental and where did you work prior to that?	Office management, I managed a physical therapy practice.
Please list the debts you intend to pay off with this loan, including balances and APRs. Thank you.	Kays Jewelers $854 - 22.9% Discover $1000 - 22.9% Capital One $750 22.9%
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Kays Jewelers $850, 22.9% pay $85 monthly Capital One $750 22.9%, pay $50 monthly Discover $1000 0% now, 22.9% in June, $65 monthly All will be paid off, and I am the office manager
What do you do at Eastside and what did you do at your previous job?	I am the office manager, i was the office manager at the previous job also.

Member Payment Dependent Notes Series 585693

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585693	$10,000	$10,000	10.75%	1.00%	October 14, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585693. Member loan 585693 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Cheshire Medical Center	Debt-to-income ratio:	7.49%
Length of employment:	10+ years	Location:	Westmoreland, NH

Home town:
Current & past employers:	Cheshire Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$231.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please list your total credit card debt amount? And do you have any personal loan debt, and if so, list the amount? Thanks, Ron	None at this time.
With your good credit, how come you are not financing your car purchase with the dealers?	Dealer didn't offer financing

Member Payment Dependent Notes Series 586453

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586453	$17,000	$17,000	13.98%	1.00%	October 15, 2010	October 18, 2013	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586453. Member loan 586453 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Kaplan Higher Education	Debt-to-income ratio:	17.65%
Length of employment:	3 years	Location:	McKinney, TX

Home town:
Current & past employers:	Kaplan Higher Education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/04/10 > This loan will be used to pay off my credit card balances and have a set fixed rate. When I was in graduate school, I put myself in further debt by using my credit cards as a way to pay some of my expenses. Additionally, between graduation and beginning my job, I incurred medical expenses that I did not yet have insurance for. That, plus high interest rates and voila - my situation! I am a good candidate for this loan because I have already paid down my credit card debt by almost half. The only other debt I currently have is my home, my car, and my student loans which are all in good standing and paid on time. However, the interest rate I am still paying is making it hard for me to make a dent as quickly as I'd like. As you can tell from my credit score, my lack of delinquencies, my debt to income, etc. I take my credit and paying back as quickly as I can very seriously. I chose the shortest loan option, but intend on paying it back as quickly as I absolutely can. Thank you for considering me!

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	27	Months Since Last Delinquency:	14
Revolving Credit Balance:	$16,230.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please explain the three delinquencies on your credit report? Thank you.	Hi there. Thank you for your inquiry. I'm not sure what delinquencies you are referring to as I did not see any when I pulled my credit report before requesting my loan. Can you give me any more information so I can follow up for you and give you a specific answer? Maybe dates or companies? I have had no accounts in collection in my life, only have student loans for the MBA I completed in 2007 (not for undergrad), and have never had a personal loan previously. I purchased my home in February of 2008 and have never been late or missed a payment. I purchased my car in December 2009 and have been on time for every payment. My only speculation is that I travel a good amount for work and I could have paid a credit card bill online after close of business and therefore been late. I have never lost a grace period or special APR or anything because of a delinquency, though. It's my best guess right now. Thank you very much for the opportunity to address your question.
We do not actually see your credit report but just a summation. You might want to get a copy of your credit report from all three bureaus to make sure the information is correct and that there are no errors.	Thank you very much. I will do that per your suggestion and the first question asked. I appreciate the guidance! :-)
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	Sure! My base monthly income is $9166 ($110000/12). We are told of our annual bonuses at the end of the year, but I do not believe this year will lead to much of one, if any. My fixed expenses are: $ 400 Add to 401K $ 80 Employee medical and dental Insurance costs $2682 Taxes -------------------------------------------------------------------- $6004 Net take-home $1607 Mortgage (including insurance and taxes). Total owed on my mortgage is $207,989 and my property was just appraised at $232,104 by the city and agreed upon by my personal appraiser (I hired for taxes purposes). $ 50 HOA dues $601 Vehicle note and monthly insurance premium $240 Monthly gas and tolls for commuting to work $ 88 Landscape cost (none in winter) $240 Electric & Gas (less in the winter) $170 Cable, phone and internet bundle (new subdivision so only one choice currently) $ 74 Cell phone (after co discount and taxes) $600 Food (both groceries and eating out a few times a month) $125 Dog food and heartworm preventative $ 20 Gym membership $ 40 Prescription cost ------------------------------------------------- $3855 Monthly Expenses $6004-3855=$2149 remaining $410 Grad loans @ 3 to 7% (pay min until CC @ $0) $2149-$410=$1739 $110 Citi CC min $1950 bal @ 24.99% $369 Amex CC min $11320 bal @ 22.99% $249 BofA CC min $3890 bal at 24.99% $10 Best Buy CC $440 bal at 0% til July '11 ---------------------------------------------------------------- $738 total min payments $1739-$738=$1001 left over income for emergencies, put into savings, activities, etc. I always use a portion of this to pay down my CC debt, but as you can see the min payment and the high interest rates make it hard to pay down much more. My intention is to use this loan to pay my Citi, Bank of America, and Amex cards completely. I will leave my Best Buy card alone as it is at 0%. I requested 17k because of the cost of the loan and the amount on interest I incur each month. This loan payment is obviously below my cc minimum each month, but i will still use the same amount ($738) minimum to pay, plus additional as long as no emergency (ie. new tires!) arises! Also, I will use my entire tax return towards this loan (I expect about 3k back based on my HO interest paid this month). I am a single 31 year old woman with no dependents and am the sole provider of income. My believe my income is very stable. I have received 3 promotions in 3 years and have earned stellar reviews from all of my superiors. Please feel free to ask any additional questions you may have!

Member Payment Dependent Notes Series 588189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588189	$9,000	$9,000	7.88%	1.00%	October 19, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588189. Member loan 588189 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	The Collegiate School	Debt-to-income ratio:	17.19%
Length of employment:	10+ years	Location:	Glen Allen, VA

Home town:
Current & past employers:	The Collegiate School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > I just opened up a second location of a highly successful take-out business. Need capital in order to manage initial costs for utility and lease deposits.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,960.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 588220

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588220	$8,000	$8,000	15.21%	1.00%	October 18, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588220. Member loan 588220 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Baker Victory Services	Debt-to-income ratio:	21.69%
Length of employment:	2 years	Location:	ANGOLA, NY

Home town:
Current & past employers:	Baker Victory Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > I will be using this loan to consolidate credit cards with high interest rates that I accumalated will earning my masters degree in education. I am now gainfully employed as a special education teacher.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	35	Months Since Last Delinquency:	10
Revolving Credit Balance:	$3,776.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	I have a visa with a 27% interest and the balanace is 3,800 and a discover with 19% interest that has a $3,200 balance. I have a few small store credit cards that have interest rates between 19% and 23%
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Bank of America $3,800 27%, $155 a month Discover $3,2000, 19%, $60 a month three small store credit cards totaling $600 with a combined monthly payment of $60.
Can you please explain your 3 delinquencies in the past 2 years?	As far as I remember two of them were because I was unaware my student loan payments were due, (they are in deferement while I am teaching and will be forgiven after 5 years of teaching) I didn't file the necessary paper work in time. The other was a credit card payment I missed but once I realized I was late I payed it immediately.

Member Payment Dependent Notes Series 588235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
588235	$7,200	$7,200	15.95%	1.00%	October 18, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 588235. Member loan 588235 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,176 / month
Current employer:	United Process	Debt-to-income ratio:	15.84%
Length of employment:	3 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	United Process
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/10/10 > Loan is to consolidate the remaining debt of Credit cards and student loans incurred in college. Borrower added on 10/12/10 > Trying to consolidate the remainder of my student loans and credit cards into one monthly payment, with a better rate. Thankyou for your assistance.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	18
Revolving Credit Balance:	$6,585.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is United Process and what do you do there?	United Process is a Legal process serving company that serves legal documents in various legal matters such as landlord/ tenant matters, subpeonas, mortgage foreclosures and civil matters. I am part of the fulltime office support staff.
Please list the rates, amounts, and types of credit debt you'll be paying off with the proceeds of this loan.	I am trying to consoldiate credit cards and student loans that remain from my time in college. Making seperate payments has become difficult so I wanted to consolidate them into one payment. I have a Capital One Card with a 300.00 Balance Barclays for 2500.00 And my student loans have a remaining balance of 7000.00. All of these are paid monthly, on time and never late. However being able to consolidate them into one payment would make life much easier.

Member Payment Dependent Notes Series 589749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589749	$13,200	$13,200	15.95%	1.00%	October 15, 2010	October 13, 2015	October 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589749. Member loan 589749 was requested on September 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Southwest Am5bulance/RuralMetro	Debt-to-income ratio:	16.95%
Length of employment:	5 years	Location:	TUCSON, AZ

Home town:
Current & past employers:	Southwest Am5bulance/RuralMetro
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	80
Revolving Credit Balance:	$9,114.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Southwest Am5bulance/RuralMetro?	I'm an EMT (driving the ambulance and doing patient care). The training I'm in now will make me a Paramedic (still a field position, but with the ability to do more skills).
Your loan is more $13k , but your revolving credit balance shows a balance of about $9k. What is the additional funds for? Thank you.	I originally asked for slightly more than the amount of my credit balance as a buffer. When I submitted, Lending Club put this amount/term as one of the options; the terms were better than what I'd hoped for originally, and the math worked so that I was still saving money (I also noticed at that point that LC takes a chunk in fees, so that I will only get about 12.5 instead of 13.2). My goal is to have at least a little more than exactly what I need so that if some unexpected thing comes up, it doesn't cause a problem because it's already factored in (I will be cutting up my cards, have only this debt, and then at the end of the term have NO debt). The site says that so long as the loan is more than 50% funded, it will go through, so I figured I was covering my bases. Sad as it may seem, I'm still saving a significant amount over my current debt with this amount, and even if the loan is not fully funded, provided it's funded enough to cover the balance you mentioned, it will be effective. I'm just trying to be cautious.
Could you please list out your debts? Please include type/balance/APR and whether each will or will not be paid off with this loan. Thank you in advance.	I have 3 overall types of debt: Car, Student Loan, and revolving/CC. The car loan and student loan will not be folded into this loan; the car loan I owe approximately 8000 on, and the student loan I owe 1757. (The car is a moderately recent used purchase due to my previous vehicle, a motorcycle, having a blowout on the highway...I got this car for being reliable, safer, and, most importantly, 4-wheeled). The remaining are all types of CC: (numbers as of most recent available statement) They are all variable rates (v). $3,071.01 @ 27.24 (v) -- Will be paid off $2,982.24 @ 22.9 (v)-- Will be paid off $734.27 @ 19.99 (v) -- Will be paid off $746.42 @ 27.74(v) -- Will be paid off $262.41 @13.24(v) -- Will be paid off $605.29@24.24(v) -- Will be paid off $~1000 @ ~30(v) -- Answer approximate due to the company's website not able to give my statements right now -- Will be paid off That totals: ~9402 Full disclosure: I also have a gas card that has like 50 on it, that I usually pay off month to month. I don't know its interest rate, and I don't carry a balance on it. But it is in my credit. If I get the full amount, I might fold the student loan into it, just because it will make my life easier to have only my car (+ins.), rent, and this each month, although the interest rates obviously differ. (On the flip side, the company that handles my student loan has had issues with registering payments before, which is always a huge pain, so not having to trust them is also good.) My original requested amount was not much higher than the amount above, but as I answered in a previous question from another member, LC listed this as an option after I submitted, and 1, it still saved me considerable money, both overall and per month and 2, it gave me a buffer so that, if something comes up, I don't have to even CONSIDER CCs again. I'm trying to be cautious. At the end of this five-year period, I will be completely debt free, and I thought it was not a bad idea to factor in a little extra to make double sure of it. I will be completely content if (and it is my plan and intention to) at the end of this period I have the entire extra amount still in the bank, despite having paid it back with the interest.

Member Payment Dependent Notes Series 589964

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
589964	$21,000	$21,000	11.86%	1.00%	October 13, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 589964. Member loan 589964 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	prowler recovery	Debt-to-income ratio:	19.03%
Length of employment:	2 years	Location:	davie, FL

Home town:
Current & past employers:	prowler recovery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > This loan is to pay off a 8k car loan , to pay off credit card and to restore an antique vehicle.. I am avoiding having several bills and combining into one.. I am currently in the repossesion industry, company I work for has been in business since 1997.. I pay all of my bills on time..I understand how important it is to keep my credit positive

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,734.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please proved the accounts you plan to consolidate and the associated interest rate	santander auto loan acct# 2412550 rate 9.99 bank of america credit card acct#4313 0700 1738 9252 rate 11.00
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	rent split $400 car is 400..which i will pay off if funded cc is 100 mo..which i will pay off also inurance..100 utiliteis 50 internet 25 food 150 no children loan for auto is 8200 9.99 cc is 2000 rate is 11.99.
If I am reading this right, your auto loan is for 8200 and your credit card that you are paying off is 2,000. Why are you asking for 21,000? Thanks.	I want to have one payment for after I pay my auto loan and credit card. My monthly payments combined will be less this way than to have several different loans. The rest of the money is foran antique vehicle that I am getting restored for 7 k
You have listed only 10200 in debt, most of which is at a lower interest rate than the loan you are requesting. How come? What will the balance of the requested loan be used for?	If I take out several loans I will b paying a higher amount of money than to have just one payment.. The rest of the money will be used for an antique vehicle that I have to have it restored.. For 7k

Member Payment Dependent Notes Series 590215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590215	$8,000	$8,000	16.32%	1.00%	October 14, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590215. Member loan 590215 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	1.66%
Length of employment:	2 years	Location:	Framingham, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > We are renovating our kitchen and and we need the 20000 for improvements for resale value in the future. My husband and I both work and we would have no problem repaying this Loan. With Our monthly Budget we will be able to repay without an issue. Other loan obligations will be paid off within the next couple months. Borrower added on 10/05/10 > We are excited to finish our kitchen and with the help of the funds we will have a beautiful finishing touch.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	28
Revolving Credit Balance:	$11,422.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
could you specify your employment status? currently not showing on the page available to lenders.	I am 1099. I Nutritionist. I currently work 3 - 4 days per week depending on clientele
Are you employed? Does your spouse work and if so how much income do they make that is not listed above?	My husband works full time. His own business for over twenty four years. He makes between 80000 - 85000 per year.

Member Payment Dependent Notes Series 590230

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590230	$25,000	$25,000	13.98%	1.00%	October 14, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590230. Member loan 590230 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,720 / month
Current employer:	Carpenters Union 22	Debt-to-income ratio:	18.50%
Length of employment:	10+ years	Location:	San Bruno, CA

Home town:
Current & past employers:	Carpenters Union 22
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > I have worked at my job for over 30 Years. I have always paid my bills on time. I make really good money. So Please concern funding me. Thank you. Borrower added on 10/05/10 > I want to pay off all my high interest credit cards. Borrower added on 10/12/10 > I only have 2 days left to reach my full funding so please concern me. I will have no problem making the payments. So please concern my request. Thank you

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1979	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,886.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Carpenters Union Local 27? (2) Transunion Credit Report shows $18,886 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $6,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here.Administrative Assistant. 2-about $850.00 per month. I'am in the process of closing these accounts. So I'am asking for your help. Also the interest on these accounts our about 22.99%. With lenders It will only be 13.58%. I plan to pay this off in 5 Years. The reason i' am asking for $25000.00 because of the fees that lenders ask for and I do have a personal loan of $1000.00 that I need to pay. Thank You,
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1) rent 1145.00, no car payment, utilities 60.00, ins. 35.00, phone 42.00, food 60.00. no other expenses. 2) Discover 1800.00 22.9%, Capital One 1900.00 21.9%, Chase 9450.00 23.9%, U.S. Bank 4900.00 20.9%, Chase 2300.00 23.9%. GE Money 3500.00 16.99%.3) Yes I'am Single wage earner.
R U THE SOLE WAGE EARNER. IF NOT MONTHLY GROSS. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes I,am the sole wage earner. Monthly Gross Is 5720.80 Per Month. I Have not made a decision yet.

Member Payment Dependent Notes Series 590273

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590273	$15,000	$15,000	13.98%	1.00%	October 14, 2010	October 16, 2015	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590273. Member loan 590273 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$54,000 / month
Current employer:	Johnstown Police Department	Debt-to-income ratio:	1.82%
Length of employment:	10+ years	Location:	gloversville, NY

Home town:
Current & past employers:	Johnstown Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > This loan will be used to pay off outstanding credit card balances and closing the accounts. I have been working the same job for over twelve years and have been in law enforcement for over 17 years. The only reason the balances had gotten as high as they were was due to the budget I had set up after getting divorced could not cover my expenses due to unforseen cost of living increases, along with having a child go to college and being a single parent. I will not let anyone who helps fund this loan down.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,028.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Johnstown Police Department for $54,000 / month? Should that be 54K per year?	I apologize, I make 54k a year. I did not catch that before I sent the application.
What are the amounts and interest rates of the debts you are consolidating? Your income as stated doesn't appear correctly $54k monthly, can you correct and verify your income.	I put yearly in instead of monthly. My base pay is 54k a year, last year I made $68000 with overtime and retroactive pay.
Could you please list the debts you are consolidating and their interest rates?	Union Plus Credit Card, First Bank of Omaha Credit Card, Juniper Bank Credit Card and Chase Bank Credit Card. All of these now have interest rates of 21% or higher.
You earn $54,000 per month for the Police Dept? C'mon...That makes your DTI% only 1.82% which is obviously incorrect.	I put my yearly income in instead of monthly. I apologize for not catching that.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Good morning, I owe $99929 on our residence. According to Zillow.com it is worth approx. $126000 but we currently have it on the market listed at $109,500. We are selling it because my stepfather passed away earlier this year and my Mother is going to be moving in with us and we need a larger residence otherwise I would just take out a home equity loan. I do not know if you noticed, but I made an error on my original application. My yearly income is $54,000, I put that in the monthly income box. Thank you in advance.
As you can see many lenders don't seem to read your responses about income. Just refer to prior answers. However, It seems that you didn't answer one of the first questions about your job at Jamestown PD. Please provide that information. Thanks	I work for Johnstown Police Department and I am a Patrol Sergeant running one of the dayshifts. I have worked for JPD for just shy of 13 years and my base salary is $54000 a year. I hope this answers the question that you orignally posted, if not please repost it.
My word you've answered that income error a lot of time. I don't know if LC can change the listing, but it would be good if they would do it, and if you verified your income with LC your loan would move much faster. Contact LC about verification.	Thank you for the advice I will have to do that.
Still no verification. Your loan is moving slowly. Do the math. You probably won't reach the full loan amount. I do not loan without income verification, and I assume it's the same for other lenders.	I sent an email asking how I could verify my income and the following is what I recieved: Dear Jamie, Thank you for your email. The Lending Club credit review team will contact you directly to provide income documentation when they have reviewed your loan listing. Please feel free to contact us if you have any other questions or concerns. Regards, Lending Club Member Support If I know how to take care of it I would, if you know how let me know.
You have a lot of lines of credit open, but otherwise this looks like a solid investment for me. Don't let us down!	To some ones word little, to me it means everything and I give all off you my word I will not let any of you down. Thanks
IM N	Thank you

Member Payment Dependent Notes Series 590350

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590350	$25,000	$25,000	16.82%	1.00%	October 13, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590350. Member loan 590350 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Mozilla	Debt-to-income ratio:	11.01%
Length of employment:	< 1 year	Location:	MOUNTAIN VIEW, CA

Home town:
Current & past employers:	Mozilla
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/30/10 > My job is very stable and pays very well. I'm not requesting this loan due to financial struggles but just the ease of managing a single payment. In the process this will also lower my monthly payment expense which is just a bonus in my case as the monthly payments weren't what was killing me but the number of creditors. This will save me time and money overall and with two babies that time is very valuable.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	32
Revolving Credit Balance:	$14,676.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	I don't know how the formatting will come across in this little message window but here is a breakdown for each debt. I hope this answers your questions and if you have any more please do let me know. I just wanted to mention one thing about the New Egg debt...majority of that was for purchases used for some side work I did on contract outside of my normal job so majority of that is tax deductible. Thank you! Citicard $7926.23 Total $304.00 Monthly 29.990% APR New Egg / Bill me later $4559.84 Total $174.00 Monthly 21.99% APR HSBC $2596.20 Total $100.00 Monthly 24.00% APR Chase $3253.25 Total $135.00 Monthly 27.24% APR Wells Fargo Financial $2668.52 Total $175.00 Monthly 24.99% APR Capital One $3100.00 Total $144.00 Monthly 17.90% APR
This is the first intelligent loan request I have seen today. You are not wanting to "consolidate" 12 and 13 and 14 and 15% loans with "one easy payment" for nearly 18%. You are using that intelligent brain of yours that landed you a job with a top, growing, Silicon Valley company! You rock!! Here's $200 toward your loan (on top of the $25 I just gave you from my other LC account)!!!	Thank you very much for recognizing this as well as your contribution towards the loan!
Hi couple of questions: 1. ) Please list any other debts besides the ones listed above, their APRs', outstanding balances, monthly payments, durations. 2.) Please list your take home pay, savings, all your households' expenses, mortage/rent, home-insurance, health-insurance payments & if any tax liens, alimony & child-care expenses? Thanks 3.) Your loan title is 'Edu' but your asking money for car purchase - please clarify.	First of all I don't know where 'Edu' comes from or where you got that I'm asking for money for a car purchase. It says right in my loan purpose and title that it is for debt consolidation and nothing to do with a car purchase. Are you sure you're not confusing me with someone else? Now that I've covered that portion and tried to remove any confusion I'll answer your other questions :) Other outstanding debts, only one: Lexus Financial $28,000 Remaining balance $450 Monthly Payment 5.59% APR 56 More Payments (Just Purchased) Savings - Approximately $27,000 in Investments which I'd be penalized for early withdraw, and $3,000 in non-penalized savings account. Rent - $1800 a month Household expenses, which include all utilities, cell phones, food and general household items - about $2000 a month...babies are expensive...used to be about $1500 :) Renters Insurance - $400 a year Take home pay / after taxes - $6500 a month Other than that my company covers all my health insurance, I've got not tax liens or any IRS debt, no alimony or child-care expenses as my wife is a stay at home mom....plus the babies are less than 2 years. I hope that answers all of your questions but if not, as I've stated before, please let me know and I'll do my best to answer everything for you! Thank you!
Please provide details of the delinquency listed on your credit report 32 months ago. Thank you.	I believe what you're referring to is a closed HSBC account. This has been haunting me! I closed this account, or at least I thought it was. The timing was really poor as I moved, and my address and phone number had changed. The account I thought was closed wasn't and they charged me the annual account fee and it took them two months to finally track me for payment since I had moved. By that point they had already negatively reported me. I went back and forth fighting getting this removed for months and finally gave up because it was a lost cause. They had no record of me closing the account, just a payoff around the time I claimed the account closure. Like I said...this has haunted me and I'm just waiting for it to fall off!

Member Payment Dependent Notes Series 590433

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590433	$18,000	$18,000	11.86%	1.00%	October 13, 2010	October 14, 2015	October 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590433. Member loan 590433 was requested on September 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,070 / month
Current employer:	Communications & Power Industries Inc.	Debt-to-income ratio:	24.66%
Length of employment:	10+ years	Location:	San Jose, CA

Home town:
Current & past employers:	Communications & Power Industries Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,244.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	6,686.74 rate 16.99% 3,795.71 rate 23.15% 3,923.10 rate 23.15% 1,844.20 rate 23.15% 528.74 rate 23.15%
Could you please verify your income with LendingClub? It would help give confidence to investors. Thank you in advance!	I make $72,844.80 per year
If your provide LC with income verification, your loan will move faster. Speak to your contact at LC about that process.	Lending Club has alreay verified my income.

Member Payment Dependent Notes Series 590444

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590444	$16,800	$16,800	16.45%	1.00%	October 14, 2010	October 15, 2015	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590444. Member loan 590444 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	bank fo tokyo	Debt-to-income ratio:	16.99%
Length of employment:	10+ years	Location:	NORTH BERGEN, NJ

Home town:
Current & past employers:	bank fo tokyo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > I will use this loan to consolidate all my debt into one manageable monthly payment and finally take control of my life by becoming debt free. My job is very stable and I can be considered as an excellent borrower since I have never made any late payment. Borrower added on 10/11/10 > This is a very secure loan to invest in since I'm a very responsible borrower and I have been employed with the same company for over 10 years. Help me become debt free once end for all.... Borrower added on 10/13/10 > Thanks to those who invested and those that even considered investing in this loan because of you I can finally have peace of mind in knowing that I will eventually be debt free. I will not let anyone down....much appreciated!!! :- )

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,512.00	Public Records On File:	1
Revolving Line Utilization:	61.20%	Months Since Last Record:	69
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at the bank of tokyo?	I work for the Money Market Dept as a payment Specialist.
Did the two other inquiries on your credit result in new debt?	NO...
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	cc-$7800 18.99% $230 month will pay cc-$5150 14.99% $110 month will pay cc-$450 23.99% $20 month will pay lease veh $440. Month med bills $1200 will pay
Why the Public Record 69-months ago? a-n-d What was final dispostion?	That was a landlord and tenat case in 2003. The case was settled out of court in my favor.
In YEARS, How long do you intend to service (keep active) this loan before payoff?	I would say the full 5 years since I will have peace of mine in knowing that I will be debt free after that time. However, if I'm able to put extra money into the loan then I will.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	ok....will do!
R U THE SOLE WAGE EARNER, IF NOT WHAT IS UR MONTHLY INCOME	Yes, the sole wage earner.

Member Payment Dependent Notes Series 590564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590564	$24,000	$24,000	11.49%	1.00%	October 13, 2010	October 15, 2013	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590564. Member loan 590564 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	13.55%
Length of employment:	3 years	Location:	Scranton, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/01/10 > This loan will be used to pay off high interest credit cards

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	29
Revolving Credit Balance:	$5,842.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	$3000 Citibank 29%, $3000 Bank of America 26%, $2500 Discover 18%, $2000 USAA 4%, All of which will be paid off by this loan, Total monthly payments are $1500 total approx. The remainder of the loan will be used for home improvement upgrades. My job is a Dentist. Thank you for the questions
Employer or current source of income?	TCMP Associates
Are you making Home Improvements on a rental ?	I will be improving my home by updating furniture and comfort items around my home. No updates to a rentals exterior. Thanks for the question
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Rent 500 euros/month. No car payment, utlities 200 euros/month. Insurance $100/month, food aprox $300/month. I am single
Please list your monthly expenses in US dollars.	Rent 800$, Utilities 500$ . Sorry for the confusion
Your location is listed as Pennsylvania, but you list Euros in your rent and utilities, dollars in insurance and food. Where exactly do you live? Are you bound by the laws of the United States? If you live in Europe, and default on the loan, how will loan collectors be able to reach out to you?	Right now i am living in Europe as a US citizen, working for an American company on an American Military base. I have a European and american mailing address here. I am completely bound by US laws as I am only a citizen of the USA. The only thing i pay in Euros is rent and Utilities, everything else i buy on an American base. I Thank you for the question.

Member Payment Dependent Notes Series 590568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590568	$7,800	$7,800	13.61%	1.00%	October 13, 2010	October 15, 2015	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590568. Member loan 590568 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	VSP	Debt-to-income ratio:	16.27%
Length of employment:	6 years	Location:	SACRAMENTO, CA

Home town:
Current & past employers:	VSP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/01/10 > This loan is to help finance my husband in becoming a naturalized citizen. He has lived in the U.S. as a refugee for 20 years. It is also to help finance my first car. Borrower added on 10/01/10 > This money woul also help finance the infertility treatments that I am currently undergoing. Borrower added on 10/07/10 > My job is very stable right now. Our company just picked up a very popular eyewear brand that is expected to increase our volume by a lot. Borrower added on 10/07/10 > I am a good borrower because I know I will have the funds to pay this loan back. Between my husband and I, we currently have more than the required monthly payments to spare after we have paid all bills,groceries, gas, etc.

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	43
Revolving Credit Balance:	$6,961.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you intend to use the loan for? Art	The loan is to help pay for naturalization fees, a car, infertility treatments.
What is VSP and what do you do there?	VSP stands for Vision Service Plan and it is a vision insurance company that also has a family of companies. I work in the frame division helping with inventory control.
could you break down the loan for each purpose? naturalization for your husband $ and your car $?	Naturalization fees are currently at about $800. The car I'm interested in is $4000. And the infertility costs have to do with ultrasounds, X-rays, medication, blood work, etc.
What is your job at VSP? Why are funds needed to finance your husband citizenship? Thank You	I am an inventory control/stock clerk for the eyeglass frame division of VSP. He would like to become a naturalized citizen. This money would hel with the fees.
Husband originally from what foreign country?	Laos.
IN YEARS, how long do you intend to service (keep active) this loan before payoff?	If the whole loan is funded here, I'll definitely have it paid off within 5 years.

Member Payment Dependent Notes Series 590590

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590590	$25,000	$25,000	17.56%	1.00%	October 15, 2010	October 16, 2015	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590590. Member loan 590590 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,667 / month
Current employer:	Allsate Insurance Company	Debt-to-income ratio:	18.20%
Length of employment:	9 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Allsate Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	42
Revolving Credit Balance:	$40,712.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	Two credit card accouts where the APR was raised to 29.99%
Could you please list the debts you are consolidating and their interest rates?	Answered previously.
My questions: (1) What is current position (Job/What you do) for employer Allstate? (2) Transunion Credit Report shows $40,712 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1) a professional position; (2) No HELOC; paying approximately $1300/month currently; (3) intend to pay it off in 2-3 years using bonus and stock option exercises.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	1. I'd prefer not to provide that much detail. 2. I am single.
A professional position is fairly useless information... what do you do exactly are you in sales, IT, etc?	In order to maintain my privacy, I prefer not to be more specific, but I will say that I am not in sales or IT.

Member Payment Dependent Notes Series 590714

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590714	$24,250	$24,250	15.58%	1.00%	October 14, 2010	October 15, 2013	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590714. Member loan 590714 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	WBNS-10TV	Debt-to-income ratio:	23.06%
Length of employment:	8 years	Location:	DUBLIN, OH

Home town:
Current & past employers:	WBNS-10TV
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/01/10 > I plan to use this money to pay down some high interest debt that I've been carrying for a few years. Part of the loan will pay off a consolidation loan I incurred through my ex-wife, who has since moved on. I'm the promotion director for a TV station, and have been here for the past 9 years. I look forward to paying down these debts and stop worry about living paycheck to paycheck. Borrower added on 10/04/10 > I've been asked several questions by lenders, and want to follow up my original description, and give everyone the same information. I'm currently the promotion director for a TV station, a position that's very secure. I've been here for 9 years (in January). My credit score is good (720), but have a high debt-to credit ratio, which is what I'm looking to eliminate. Much of my credit debt still exists from the sale of my home, 3 years ago. My ex was supposed to pay for half of the closing costs/expenses, but did not. Without the cash on hand, I was forced to take cash advances from my credit cards. That's why several balances are high. With this consolidation loan, I would pay-off and close the 2 Home Equity Line of Credit accounts, which are currently at 21.75 and 20.99% interest. I pay more than the monthly minimum on each, but the high interest make that payoff slow. On my credit cards, one account is closed, and I'm on an autopay play to pay that off in 2.5 years. On another card, I'll pay down the balance to $3700 (provided I receive the full $24,250 loan), and will pay off the remaining balance within 12-16 months. On the final card, I'm making $700 per month payments, and will have it paid off in 24 months. I'm driving a 2006 jeep, with no plans to purchase anything new until the consolidation loan is paid in full. As soon as the last 2 cards are paid off, I'll direct those additional funds toward the repayment of the consolidation loan (in addition to the $847 per month payment. I plan to pay this loan off early, perhaps in 30 months rather than the 36. Please let me know if you have further questions. thanks!

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	35
Revolving Credit Balance:	$20,764.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Dear lender... Thank you for your response and your interest. I have a total of 5 accounts I???m in the process of paying down. The first 3 listed will be addressed by this loan. The first two will be paid off in full and closed. The 3rd, the Amex, will be paid down as far as the loan amount will allow, then I???ll keep making monthly payments until it???s been paid off. The two remaining, I am paying off on my own. Based on my payments, they would be paid off by the time this loan is paid off. While my monthly payments won???t decrease very much (with this loan), securing this loan will at least give me piece of mind to know that these debts will be paid off in 3 years. I really hope you???ll consider funding the loan. It would be a huge burden lifted. Please don???t hesitate to contact me with further questions. Doug. Account 1: Citifinancial ??? line of credit ??? $6,142 bal / 20.99 apr (WILL be paid off) Account 2: Beneficial ??? line of credit ??? $9,223 bal / 21.75 apr (WILL be paid off) Account 3: American Express ??? credit card - $11,494 / 17.24 apr (WILL pay off as much as I can with remainder of consolidation loan) Account 4: Citibank ??? credit card - $12,232 / 14.99 apr (will not pay off. Currently paying $400/month, closed card ??? paying $400/mo on autopay) Account 5: Usairways Mastercard ??? credit card - $14,900 (will not pay off. Have started paying $700 per month...hope to close in 24-30 months).
My questions: (1) What is current position (Job/What you do) for employer WBNS-TV? (2) Transunion Credit Report shows $20,764 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Dear USMC... Thanks for your question. 1. I'm the promotion director for WBNS-TV, we're the longest CBS affiliate in the country. I've been here for 9 years (in January), and my position is secure. 2. I believe my credit balance is separate from the HELOC. Currently, I'm paying $2025, per month, for the HELOCs and 3 other credit cards. With approval of the loan, the HELOCs will be paid off, in full, and closed immediately. My Amex account will be paid down to $3,500, with continued payments until it's paid off (then closed down). I have 2 other cards, one (US Airways mastercard) receives a payment of $700 per month. I will have it paid off in 29 months. The other card (Citibank mastercard) has been closed, and I've been making payments to pay it off. It's projected to be paid off, and closed, in 24 months. 3. With the final payments to Citibank and Amex, I'll be able to put more toward this consolidation loan (over and above the $847 monthly payment), and pay it off early, perhaps in 30 months, rather than the 36. Please let me know if you have further questions. thanks! Doug.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	Desk... please let me know if you have more questions. Thanks. Rent - $1025 utilities - 130 car - 327 insurance - 65 cable/phone - 150 blockbuster - 20 groceries - 400 mastercard - 1100 amex - 250 citifinancial - 350 beneficial - 300 With this consolidation loan, I'll be paying off (and closing) the citifinancial and beneficial accounts, plus paying down Amex. Once that is paid off, I'll be closing that as well (12-15 months). Yes, I am the sole wage earner. I'm divorced, with no kids, no alimony, etc.

Member Payment Dependent Notes Series 590769

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590769	$12,000	$12,000	7.88%	1.00%	October 19, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590769. Member loan 590769 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Lens Crafters	Debt-to-income ratio:	7.34%
Length of employment:	10+ years	Location:	WILMINGTON, DE

Home town:
Current & past employers:	Lens Crafters
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > This is for credit card consolidation. Excellent credit, at my current job 9 1/2 years.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,762.00	Public Records On File:	0
Revolving Line Utilization:	37.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please itemize your monthly expenses? (including mortgage payment and any HOA fees). Thank you.	Type your answer here.$501.00 mortgage and $200 condo fee.
Can you list the current interest rates and amount owed on the debt you wish to consolidate?	Type your answer here.One is about 9%, the other about 24%, which is why I'm trying to consolidate and close them.

Member Payment Dependent Notes Series 590809

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590809	$2,000	$2,000	14.35%	1.00%	October 13, 2010	October 15, 2013	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590809. Member loan 590809 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Family Home health care professionals	Debt-to-income ratio:	17.94%
Length of employment:	1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Family Home health care professionals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/01/10 > m Borrower added on 10/01/10 > to pay off credit cards

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	9
Revolving Credit Balance:	$11,651.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 590818

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590818	$13,000	$13,000	13.61%	1.00%	October 19, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590818. Member loan 590818 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Law Offices of Mark J. Linder	Debt-to-income ratio:	20.47%
Length of employment:	< 1 year	Location:	Valley Village, CA

Home town:
Current & past employers:	Law Offices of Mark J. Linder
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,305.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have 3 credit cards that I will be consolidating with this loan. In total it comes close to 12,000 all together and my interest rates vary from 16% to 29% and I pay about 400 total a month, but I would like to pay one lump sum monthly in order to have my debt consolidated ASAP. I am an Executive Assistant to an attorney.
What did you do before your current job? It says you've been there less than a year.	I was a Nanny/Executive Assistant/House Manager for a family in Beverly Hills for over 2 years. I still work for that employer, just not at his home, but his law firm, and employed by another Attorney. I hope that answers your question.

Member Payment Dependent Notes Series 590866

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590866	$6,150	$6,150	17.19%	1.00%	October 18, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590866. Member loan 590866 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,727 / month
Current employer:	Fonseca McElroy Grinding	Debt-to-income ratio:	14.93%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	Fonseca McElroy Grinding
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > The purpose for this loan is to consolidate a current loan that is secured and has an interest rate considerably higher than the loan I am applying for.

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,129.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Fonseca McElroy Grinding?	Type your answer here. Heavy Equipment Operator and Transporter of large highway grinding equipment
Can you explain what kind of loan this is? It's in the Green/Energy category, I'd be interested in knowing what you plan to do with it. Thanks!	Type your answer here. Yes, I need to explain. I did not see the category "Energy". When I saw "green" I assumed it meant "money" My plan is to pay off an existing loan I have which is secured and reducing the high interest rate I am currently paying. I also have a repair to my vehicle that is estimated below my deductible. Thank you for your interest
R U THE SOLE AGE EARNER. WHAT IS UR GROSS INCOME. WHAT WAS DELINQUENCY 34 MONTHS AGO	Type your answer here. Yes I am sole wage earner. Monthly gross earnings per month $6413. As for the delinquency, that was a credit card which I did pay but the late payments are on my credit report for at least 3 years.
You mention more than once that you want to transfer a high interest secured loan to a lower interest unsecured loan. Can you specify what loan you wish to consolidate and what it is secured by?	Type your answer here. The high interest loan is with American General secured by my auto.

Member Payment Dependent Notes Series 590906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590906	$16,750	$16,750	14.35%	1.00%	October 15, 2010	October 18, 2013	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590906. Member loan 590906 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Rails Dog LLC	Debt-to-income ratio:	23.11%
Length of employment:	< 1 year	Location:	BIRMINGHAM, AL

Home town:
Current & past employers:	Rails Dog LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/04/10 > I am requesting this loan in order to consolidate some high-interest credit card debt. With the Lending Club rate, I will be able to pay off this debt almost twice as fast as the credit card rate.

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	57
Revolving Credit Balance:	$34,479.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I see you had some delinquencies about 5 years ago could you please explain that for me. Also I see you are carrying almost 35K in debt but you are requesting 17K what are the rates of each CC you have and what are their balances. Which CC do you wish to pay off with this loan? Look forward to your response and assisting you in this loan.	Hi, 5 years ago I was making approximately 30K less than I make today, so I was struggling much more to make even the minimum payments. Today I am able to comfortably handle the minimum payments, so I now I am looking for options that will allow me to pay these debts off quicker. I actually applied for more than 17K, but that is what I was approved for, so I will take whatever I can get. I plan on paying off the Citi card with this loan, which I believe is right around 21% with a 13K balance and I am going to pay down the HSBC card which is nearing the end of a 'no interest' introductory offer that is about to expire. The balance on that card is less than $3900. Let me know if you have any other questions. Thanks!
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	Monthly income is $7000/month (before taxes). Expenses include mortgage ($2000/mo), car ($550/month), daycare ($500/month) and typical needs/utilities (groceries, gasoline, electric, water, cable, cell phone etc). Other than that, the Credit Cards are the only significant recurring expenses. My full time job is very secure as far as I know. Business is good, and I have no reason to think that things are going to slow down anytime soon. Foreseeable additional expenses/loans? No, there is nothing on the horizon that I can think of.
1) are you using this loan to replace all your credit card loans? 2) previous you said, "Expenses include... typical needs/utilities (groceries, gasoline, electric, water, cable, cell phone etc)" but neglected to attach a number to these expenses. How much are they each month?	If this loan is fully funded it will pay off ~90% of my credit card balances. Here is a breakdown of additional expenses. Of course some of these fluctuate from month to month, but these are typical months: Power - $175 Cable/Internet - $150 Gasoline - $150 Water/Sewer - $65 Cell Phone - $75 Life Insurance - $50 Groceries - $350
Hi. What is your take home pay after payroll deductions?	$5430 / month.
Thank you for your reply. You said, "If this loan is fully funded it will pay off ~90% of my credit card balances. " How much is the monthly payment for the remaining credit card balances?	$16900 - So actually this would pay off more than 90% if it were fully funded.
I asked, "How much is the *monthly payment* for the remaining credit card balances" and you answered $16900. $16900 can't be the monthly payment for the remaining credit card balance after you get this loan from lending club, right?	I apologize, I thought you were asking the remaining balances of the cards (not the payments). The minimum monthly payments are around $500/month total, however I always pay more... I typically pay anywhere from $600 - $750 per month.

Member Payment Dependent Notes Series 590933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590933	$23,000	$23,000	13.98%	1.00%	October 14, 2010	October 15, 2013	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590933. Member loan 590933 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,615 / month
Current employer:	Chumash Casino	Debt-to-income ratio:	13.36%
Length of employment:	7 years	Location:	Buellton, CA

Home town:
Current & past employers:	Chumash Casino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,034.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Chumash Casino?	Poker Dealer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. All of the installment, revolving bills paid in full. HSBC $5300 @14%/ 18% $175, Capital One, $2800 @24.69% $375, Citi Bank $ 8350 @ 28% $450 Installment loan: engineering plan @10% $6750 $304. Current payment history, zero lates 7+ years This will consolidate all monthly bills into one netting a reduction in monthly obligations
You will receive an email when the borrower answers your question.	Type your answer here. There is no question
You're on the right track partially. The idea in consolidation is not to spend less > It's to allow your same spend to reduce your outstanding balance quickly.	By consolidating my debts, it will allow to be able to do exactly what you are saying. As it is right I am making double payments. I have a good payment history and continue to take on additional side construction jobs to apply extra to debt. My credit rating will be increased by eliminating credit debt. We are on the same track.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	I have provided the amounts of my monthly obligations in a previous inquiry. I am the sole income provider, no dependants, no memberships, and total utility bills are $108. All revolving debt would be paid in full. My current monthly debt would be reduced which would allow me to accelerate my debt reduction. Thank you for your consideration. Jeff
I do not see any listing of your monthly expenses Please provide your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs).	Chase $7905 TBP $405 / Cap One $2828 TBP $185/ HSBC $5200 TBP $171 / Grading Engineering Contract $7958 TBP $304. Rent $660 Total utility bills $109 / Insurance $20 / No alimony/child care single / Caretaker for father twelve plus years
1.)What is the : Grading Engineering Contract $7958 TBP ? Are you building something ? Are you doing it in permit with a licensed contractor ? 2.) What is your take-home pay ? Do you get any assitance from the Govt. to take care of your father ?	Take home is $2400 to $2650 from my job. My father has sinced past away. I was lucky to have him with me for almost eleven years, hence being single. I never asked for Gov't assistance, but it did alter my directions. The plan is approved and nearing construction approval. All fees ahve been paid in full (design, soils, permitting, etc.) I do my own CAD drawings with asssistance of a local Architect, I work with a local General Contractor but, do most of my own work. Have done several projects with the same Contractor including a driving range down south at the same time working every night at my regular job.

Member Payment Dependent Notes Series 591048

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591048	$10,000	$10,000	18.30%	1.00%	October 15, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591048. Member loan 591048 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	phelps correctional	Debt-to-income ratio:	19.23%
Length of employment:	10+ years	Location:	rosepine, LA

Home town:
Current & past employers:	phelps correctional
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/04/10 > I greatly appreicate everything you can do help me concolidate my bills. This loan would drastically change my life and give me a little piece of mind with my finances. Thank you So much

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,444.00	Public Records On File:	1
Revolving Line Utilization:	93.90%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what do you do for Phelps correctional?	I am a correctional officer.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also could you please explain the deliquencies and the Public Record on File Thank you	Type your answer here.I am not sure of the interest rates but I owe and will be paying off a hospital bill (1000.00), credit card (2000.00), PMB rentals (1600.00), Ivan Smith (1400.00), national loan (1500.00), credit card (300.00), I will also be taken care of the balance left on the repo car on my credit report (the balance is around 1500.00). In parenthesis is the payoff, I will be saving in monthly payments $600.00 (total monthly payments of the bills I am paying off) The credit cards I am paying off have been canceled (by me) so that I do not ever have credit card debit again. Te deliquent acct I have on my credit report is a repo car, my ex wife got in our divorce and she refused to pay the notes, I had no Idea where she was or the car..she never had my name taken off loan, so it shows on my report. I want to clear my report that is why with this loan I will also take care of this debt. If you need anymore info please let me know...Thank You
Good Morning, Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Type your answer here.Hello, I just got your question, I tried to email my pay stub to lending club it wouldnt let me email. So I printed it out and I am gonna fax it to lending club by 9am, Friday, Oct. 8. Please let me know if you need anymore information and Thank You So Much.
What steps are you taking to make sure you don't get into trouble again with your debt?	Type your answer here. The credit cards I have already called and canceled them. The hospital bill was from when my baby was born last september she had a few problems, but she is alright now (so no more hospital stays), I know now how hard it is to get out of debt, so in the future I am not gonna buy anything unless I got the cash money in pocket to get it. There will be no more credit cards, or going in debt to purchase anything. I have learned my lesson. If you need anymore info please let me know and Thank You So Much

Member Payment Dependent Notes Series 591054

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591054	$12,000	$12,000	7.88%	1.00%	October 15, 2010	October 18, 2013	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591054. Member loan 591054 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Rich-Ro Dairy	Debt-to-income ratio:	6.81%
Length of employment:	9 years	Location:	Hubbardston, MI

Home town:
Current & past employers:	Rich-Ro Dairy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/04/10 > Looking to consolidate some of our credit card debt with a lower interest rate. Also make a minor home improvement. I am a good borrower because I make my payments on time. I will even try to pay off the loan sooner. I have worked at my current job for 10 years. Borrower added on 10/04/10 > The home improvement that needs to be made is there was a water leak in the bathroom; flooring needs replaced and 1 wall tore down and replaced.

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	82
Revolving Credit Balance:	$3,283.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please comment on your delinquency 82 months ago. What happened and why, and how did you resolve it?	I was 20 years old at the time. I had moved out of my parents house and stopped receiving bills from the credit card company; I was young and it was an "out of sight out of mind" deal for me. I didn't get bills I didn't think to pay them. One dayI did geta phone call from a collections agency and tried to question about not getting bills for the credit card. They questioned why I had not called to ask for bills. I started to make payments and when tax return came just a few months later I paid it in full. Since I have not had issues with that. I am now married and have 3 children to care for.
What do you do for a living and can you itemize your income and expenses? Thanks!	I am a manager on a large dairy farm. I have worked here for 10 years now. This past year my boss put me on salary so I make a steady $1000/week. Bringing home $3444/month. We have a house payment of $590, a vehicle payment of $220, household expenses (electric/heat, cable, phones,insurances) of $775. Currently I am paying out about $600/month on random debts. That leaves approx $314/week for groceries, fuel for vehicles, auto repairs and entertainment. As of right now my family does not have a substantial savings. The current goal is to get out from 'underneath' credit cards and out of debt. The next goal is to work on building a substatnial savings.

Member Payment Dependent Notes Series 591091

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591091	$20,000	$20,000	17.56%	1.00%	October 14, 2010	October 15, 2015	October 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591091. Member loan 591091 was requested on October 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	nestle water of north america	Debt-to-income ratio:	0.26%
Length of employment:	8 years	Location:	rahway, NJ

Home town:
Current & past employers:	nestle water of north america
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	13
Revolving Credit Balance:	$92.00	Public Records On File:	1
Revolving Line Utilization:	1.80%	Months Since Last Record:	21
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
To enable investors to make an informed decision, please provide a detailed loan description. Please explain the delinquency 13 months ago and the public record 21 months ago on your credit history.	Type your answer here.this isue is related with my divorce onece i found out about the problem i took care of the matter. i used to share my creditcard with my ex-wife i left the house i dinot know that she was using my creditcard until was too late because i was allready in collection and with judgement.
What do you do for nestle water of north america?	Type your answer here.rout sales representative (driver)
what improvements do you want to make? what is your current home value and mortgage?	Type your answer here.renovation of the kitchen the value of my propertie is 160,000 dollars the propertie is payoff no mortgage.
What are you planning to do with the loan? Please give the budget for your project and your confidence in the budget.	Type your answer here. the budget for my project is about 25000 i have the rest of the money
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	Type your answer here.i will call lender club i need telephone number and exrention#
if you own your own $160,000 house but have no mortgage on it, why would you borrow @ 17% from LC (which is not tax deductible, but a mortgage is). Can't you get even a small loan (mortgage0 on your house from a bank first? you will save a lot of money instead of paying us such a crazy high interest rate.	Type your answer here. i figured that will be probable taster to get 20,000. to make my kitchen remodelation from lending club than to go to my bank and get a mortgage for that amount.
My questions: (1) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. im planning to keep this loan less than 2 years.
what are your current monthly fixed expeneses?	Type your answer here. my monthly expenses is around 2000 dollars.

Member Payment Dependent Notes Series 591247

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591247	$25,000	$25,000	15.21%	1.00%	October 15, 2010	October 16, 2015	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591247. Member loan 591247 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,375 / month
Current employer:	Chartis Insurance	Debt-to-income ratio:	9.18%
Length of employment:	10+ years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Chartis Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$332.00	Public Records On File:	1
Revolving Line Utilization:	8.30%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principle balance, interest and minimum monthly payment) for all debts that will be consolidated.	Loan From Citibank - $7,243.87 - 20.99% - $311.04 Citibank Credit Card - 843.50 - 20.99% IRS - $6,000.00 - Penalties & Fees - $500.00 Private Individual Loan - $5,000.00 - 0% - Need to repay as soon as possible.
Could you please list the debts you are consolidating and their interest rates?	Loan From Citibank - $7,243.87 - 20.99% - $311.04 Citibank Credit Card - 843.50 - 20.99% IRS - $6,000.00 - Penalties & Fees - $500.00 Private Individual Loan - $5,000.00 - 0% - Need to repay as soon as possible.
Why the Personal Chapter 7(or Business Chapter 11) Asset Liquidation Bankruptcyfiling 86-months ago? a-n-d What was final disposition of filing?	Prior to my mother moving to another state to be with my younger sister, we split all expenses 50/50. Once she retired and moved, I was left with the full payment of everything and had no savings. I was overwelmed and file Chapter 7 where I was given the opportunity to make a fresh start.
Please explain the difference between the amount you are borrowing the the total of the debts you intend to consolidate.	I have some small debts such as "Checking Plus" and a portion of my studen loans that I will also be paying off. I didn't list the student loan because I would not be able to pay those off entirely with the amount that I'm borrowing. I currently have student loan debt to the tune of $39,000.00.
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	Thanks. I will.

Member Payment Dependent Notes Series 591297

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591297	$25,000	$25,000	11.86%	1.00%	October 15, 2010	October 16, 2015	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591297. Member loan 591297 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Sharp Memorial	Debt-to-income ratio:	14.23%
Length of employment:	3 years	Location:	san diego, CA

Home town:
Current & past employers:	Sharp Memorial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/02/10 > A new grad who has a full time Registered Nurse position with a nationally recognized company in California, Sharp Healthcare. I worked and used my credit cards to keep me afloat while I attended school. My monthly bills excluding credit cards is at 1,100. I would like to consolidate my bills so I can write one check a a month and not worry about different interest rates.

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1973	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,554.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I mainly plan to use the loan money to consolidate Credit Cards. I moved to from home to attend a private nursing school and had to rely on credit to survive. Here is where I plan to use my loan.... Capital One Card #1 Balance- 8639.66 interest- 17.99% Chase Card balance- 7158.26 interest- 13.24% Wells Fargo Student Loan Exact amount at this point I am not sure. I am supposed to be getting information shortly as my grace period is about to end and I will be repaying the loan shortly.
how much is the wells interest rate and balance?	That is an error in the report. I am a junior and from time to time, bits of my father's activity comes up on my report. I have had to take care of this in the past.
Your earliest credit line was in 1973, did you recently go back to school to become a registered nurse, or is there an error in the credit report? Thanks in advance!	Thats a credit report error. I am a junior and in the past my father's credit history has shown up on mine.

Member Payment Dependent Notes Series 591316

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591316	$12,500	$12,500	16.82%	1.00%	October 19, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591316. Member loan 591316 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	UA local 469	Debt-to-income ratio:	2.57%
Length of employment:	10+ years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	UA local 469
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,333.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer UA LOcal 69? (2) Transunion Credit Report shows $16,333 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	im a journeyman pipefitter, my employer might change since we work " by the job " presently i am working for kinetics at intel, prior to kinetics i worked for my last ( union )employer for 8 years and they kept me and placed me on new jobs when one ran out.. otherwise i simply go to the hall and go out for another union contractor.. i owe roughly 6300 on a wells fargo credit card, the plan is to pay that off very soon, i presently have property for sale and in the process of closing, ( earnest money and deposit already made ) so money should come in shortly. my past loans have all been paid off early, i have income property and that always covers my loan payments no matter what. the best answer i can give you is it will be paid off before full term. Eric
If you have money coming in very soon, why do you want this loan?	i always plan ahead and having these funds right now will allow me to save alot of money in the future. it simply one of those deal where the timing isnt quite right but i simply need to make this happen..!

Member Payment Dependent Notes Series 591330

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591330	$20,000	$20,000	11.12%	1.00%	October 15, 2010	October 16, 2013	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591330. Member loan 591330 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	us army	Debt-to-income ratio:	11.32%
Length of employment:	10+ years	Location:	huachuca city, AZ

Home town:
Current & past employers:	us army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/02/10 > I am using the funds to pay off credit cards so I can be debt free in 3 yrs.I am a good borrower because I have always paid everything back ..MY job is stable I have been there for 10yrs and plan to retire in another 10

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,483.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please list the debts you are consolidating and their interest rates?	credit card discover-3555.74and 20.24% credit card sears-7978.58and 25.24% credit card pfcu-5000.00and 12.49% credit card usaa-6807.30 and 4.0 for 1 yr
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	morgage balance 148,585 value 150,000

Member Payment Dependent Notes Series 591438

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591438	$9,250	$9,250	11.12%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591438. Member loan 591438 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Colorado State University	Debt-to-income ratio:	24.09%
Length of employment:	6 years	Location:	Fort Collins, CO

Home town:
Current & past employers:	Colorado State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > With this loan, I plan to pay down my Bank of America credit cards which currently total over $11,500 with interest rates of 19.99 and 20.99%- I make average monthly payments on these cards of $400 per month, never missing a payment in the 8 years that I've had the cards, and still gain little ground over time due to high interest charges. I would be happy to pay smart investors rather than BOA and get rid of this debt for good. I recently graduated at the top of my class with my MBA last spring (3.9 GPA) and was promoted into the Dean's Office of the College of Veterinary Medicine and Biomedical Sciences as a College Coordinator. Along with this position, my pay will increase from $42,000 to $50000 per year sometime in the next 2 months with pay retroactive to July 1, 2010. I plan to use the extra income to make progress on my goal of becoming debt-free in the next 3 years. Lending Club can help me accomplish my goal. Also, I am coming up on my three year anniversary with my husband, a successful small business owner, and my one year anniversary of being a new home owner. My husband and I split the bills- he cover the monthly mortgage and pays our stepson's after school care costs and I cover groceries, insurance and utilities. We both own our cars and have committed to operating on a cash budget rather than access credit. I have an outstanding job that I love with great income potential (similar employees in my role earn in the $90,000 range) and a wonderful family. Please help me achieve my financial goals and get ahead on eliminating my debt quickly. I hope to someday soon pay it forward by helping those in positions similar to mine. Thank you.

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,653.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Thank you for asking that- the debt that I have was mostly accrued while I was in school getting my MBA and prior to meeting my husband, 4 years ago, when I made poor spending choices. I have no recurring charges on my cards now- I do not even carry them with me. I am able to cover all my monthly expenses solely from my checking account (for the last 2 years), so I am in a good position to become debt free as long as I make steady payments towards that goal each month and am able to get past those high interest charges.
Hello from Parker CO. No questions... just wanted to say thanks for the excellent explanation. I've invested, good luck !	Thank you so much for investing in me!

Member Payment Dependent Notes Series 591564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591564	$14,400	$14,400	17.56%	1.00%	October 15, 2010	October 16, 2015	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591564. Member loan 591564 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Equinox Fitness Clubs	Debt-to-income ratio:	7.06%
Length of employment:	3 years	Location:	Astoria, NY

Home town:
Current & past employers:	Equinox Fitness Clubs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/02/10 > (this loan has been re-listed, in an effort to be more conservative and focus on just paying of this specific debt)I am looking to payoff credit card debt that is currently on a credit management program. It is hindering my ability to move forward and build my credit even more. I am a hardworking person who is looking for assistance to create a positive financial future.   Here is a list of the current creditors on the credit management program, their respective interest and what I currently owe them.   1. Chase Visa: 6% APR. Balance: $1,735  2. HSBC: 9% APR. Balance: $527  3. AT&T Universal Platinum: 9.90% APR. Balance: $2,17 7. 4. Citibank Platinum Select: 9.90% APR. Balance: $3,248 Borrower added on 10/04/10 > My status has just been approved! Thank you to everyone who has funded my loan thus far. I intend to pay it off promptly and fully. I'd be happy to answer any other questions. Borrower added on 10/04/10 > I would like to clarify that although it shows that I was delinquent on a payment 2 years ago, this is an error. When the Credit management company took over, I was told to make my regular payments up to a specific date where they would take over. They told me they communicated with all my creditors but apparently they were late in dispersing payment to one creditor. I was up to date with my payments to my creditors and to the credit management program, but it looks as if I missed a payment when in fact I was on time with all my payments. I've tried to dispute this several times, and I've been unsuccessful in removing this false delinquent hit to my credit report. I don't know what else to do about it. Please rest assured that I make all my payments on time to all my creditors. I also pay all my utilities, cable, internet and cell phone on time as well. According to my Experian Report (which I get twice a month) my score with them is at 719, and I have a consistent on time payment history. Thank you again to everyone who is funding my loan. I'm very appreciative. Borrower added on 10/04/10 > I would also like to add that I was a full time student at the time that I applied for and utilized these credit cards. I was dependent on them at the time but the interest rates were high and I could not keep up with the payments because I was in college. I put them on the credit management program because I didn't want to be late and ruin my credit and I wanted the interest rates to drop. Although the program was helpful, and the interest rates are quite low, it is hindering my ability to move forward. I want to clean my credit profile and elevate it. I also feel that having this new loan from Lending Club (as opposed to 4 credit cards with low interest on a credit management plan) will be a good and smart way to improve my score over the long run as I make consistent monthly payments. Borrower added on 10/06/10 > I really am looking forward to having this loan fully funded. If anyone has any other questions, please do not hesitate to ask. This loan will be life changing for me, and it will help put me on the right path financially. I really hope for it to be fully funded by the end of the listing. Thank you to everyone out there who has funded it thus far. :) Borrower added on 10/08/10 > I would also like to state that I do in fact have debt, I don't know why why profile is listing only $715 but it is not accurate. I do in fact have debt and intend to use this loan to pay off the debt and not for other purposes. Thank you.. Borrower added on 10/08/10 > The extra money from the loan will be utilized to help my parents with medical costs. My father is fighting lung cancer. He is in stage 3 and we are trying to fight it. Hopefully he will be in remission soon. If needed, I can verify this as well. Thanks for everyones support.

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	23
Revolving Credit Balance:	$715.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Equinox Fitness Clubs?	I am a licensed Massage Therapist in a very high profile 5 star gym. My position is very steady. I was the top revenue producing therapist last year, Nationally. I am the most requested therapist in my department with a return clientele rate of almost 90%.
The loan requested is over $14K, but the debt listed is significantly less. What will you do with the additional $5K?	Well, I was initially thinking to pay off some of my student loans but they are at 4% interest, so that wouldn't be smart. My father is currently going through chemo and radiation for cancer. Although he has insurance, he's not 100% covered so I wanted to help my parents with some medical bills and expenses, and I also was thinking to maybe start making some small investments and have my money work for me instead of against me. I am thinking to help my parents with $3K and to use about $2K in some type of investing. Do you think this is wise to do? What other suggestions do you have for me? I will definitely be able to pay off the loan without a problem.
I hope this doesn't come across as preachy but since you asked for other suggestions, I would like to give you my suggestions. I appreciate people who seek advice and are open to advice. With that said, I really need to question your logic in asking for this loan. I guess I can understand the idea of consolidating your debt into one payment, but to do so by almost doubling your interest rate just does not make sense. It's strange because you seem to understand this by referencing your low student loan rate. Also, please do not borrow money to "invest." You are paying interest in the upper teens and you want to invest in stocks yielding 5-8% or in bonds yielding 2-5%. That just does not make sense. You'd get a much better rate of return paying your current debt. Having 4 lines of credit under 10% is really good considering most borrowers on this site have rates in the 20% range. I really hope I don't derail your plans if your mind is made up on receiving this loan but I'd like to think of this site as a bit of a forum and please take my suggestions as that; just suggestions. I really do wish you the best of luck and I hope some of my advice will make sense to you. I also hope everything goes well with your father. I have a cousin who is fighting luekemia and I'll say a prayer for you and your family.	I'm consolidating this debt because it is on a credit management program. They take your credit cards, close the accounts, and drastically lower your interest. I had more credit cards on this program but I would pick the one with the highest interest and send them double the payment until that specific card was paid off. I can continue to do that, but it would take me several years. Although my credit is very good, it is perceived by other lenders that I need assistance in managing my debt, so therefore I'm being turned down for everything (with the exception of LendingClub, which I am extremely grateful that I've found them). I was turned down for an auto loan, and several balance transfers with 0%APR. Every lender has turned me down because they feel that I can't manage debt because of this 3rd party program (which charges me $30 a month in fact) I can manage my debt without a problem now. Back then I was a full time college student. I just want to manage it quicker so I can move forward in life. I want to be able to have a car and an apartment/condo/home eventually with very low interest. Other than my student loans which are 4% interest, I don't have any other debt. So, even though the interest rates are low on these cards, it's not helping me in the long run. I'd rather pay a tad more interest and consolidate them and finally get rid of them. If you factor in the $30 monthly fee they charge me, it comes out to about the same if I were to consolidate with lending club. So in closing the idea is to get these annoying cards off my record so I don't look like I'm in desperate need of assistance to pay me debt. I can certainly pay them off, but it would take me a few years. I'd rather pay lending club a single payment and have peace of mind that I don't have to think of these cards or the credit management program anymore. Aaron, it's the stigma associated with having a 3rd party assisting you that is the problem. I don't need their assistance anymore, but If I take the cards off the program, my interest rates will jump to 30% again and my credit will drop. I have to fulfill the requirement of the program before I can end it and then have my credit jump up on a positive note. to fulfill the requirements I have to pay off the debt fully before I can be released from them. I'd rather have a simple installment loan from lending club and my student loans, then have to deal with the drama of this credit management program. The Pros are: 1. Credit scores will jump up because debt will be paid off, and it won't reflect that I need 3rd party assistance (which I don't anymore) 2. Having the Lending Club loan won't drop my score because loans are usually looked at differently then a credit card, or credit counseling company (in fact it will probably elevate my score as well) 3. I won't have to pay $30 a month to them 4. I won't be in chains, not able to move forward 5. I'll have a single student loan payment every month, and a simple loan payment to lending club (after making diligent loan payments my credit file will look amazing) Cons: 1. Perhaps I'll pay a bit more in interest with the lending club loan, but it's not THAT much, and in the long run it will be worth it for my financial health. As far as the investing part of your question. Maybe I shouldn't make investments until I pay everything off? I wasn't thinking about stocks, but maybe something different? Perhaps something similar to lending club, like peer to peer lending? What would be a good way to invest a few thousand dollars in my situation. I can make my monthly payments for the loan without a problem, but it would be nice to invest in something. Maybe I shouldn't invest in anything at all? Regardless, I'll still need a little extra money for my parents until my Dad is done with his chemo and radiation. Thank you for your kind words, and I truly appreciate you advice. I don't think it's preaching at all. Thank you for your prayers and kind words. :) I DON'T intend to use this money frivolously, please trust me. All I want is to gain some control over my debt and credit ratings. I think it's the intelligent thing to do. Thank you again, to everyone who is continuing to fund my loan. I'm very grateful and appreciative.

Member Payment Dependent Notes Series 591691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591691	$4,800	$4,800	6.39%	1.00%	October 14, 2010	October 21, 2013	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591691. Member loan 591691 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Parkwest Womens Health	Debt-to-income ratio:	13.65%
Length of employment:	8 years	Location:	Rochester, NY

Home town:
Current & past employers:	Parkwest Womens Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,072.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 591700

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591700	$13,000	$13,000	15.95%	1.00%	October 14, 2010	October 17, 2015	October 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591700. Member loan 591700 was requested on October 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	W hotel	Debt-to-income ratio:	14.85%
Length of employment:	4 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	W hotel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	59
Revolving Credit Balance:	$5,001.00	Public Records On File:	1
Revolving Line Utilization:	29.40%	Months Since Last Record:	55
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at the W hotel?	HVAC,painting,fire safety,any guest room related issues,very busy midtown manhattan hotel.
What was the reason for the public record 4.5 years ago?	actually that account went bad about 1 year after 9/11 and i as many new yorker suffered layoffs and reduced work week rent and food was more important and unfortunately my credit suffered that account is now satisified and will be removed on 1/11.

Member Payment Dependent Notes Series 591733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591733	$9,250	$9,250	17.19%	1.00%	October 14, 2010	October 17, 2015	October 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591733. Member loan 591733 was requested on October 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	4 Peaks Brewery	Debt-to-income ratio:	18.84%
Length of employment:	2 years	Location:	Tempe, AZ

Home town:
Current & past employers:	4 Peaks Brewery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/03/10 > I will be using these funds to refinance 2 credit cards which are at much higher rates. I have a monthly budget of $700 dollars after expenses are paid. I have a business and I work a full time job as well.

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,219.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at 4 Peaks Brewery and where did you work prior to that?	I work as security at four peaks. Prior to that I was in security with another establishment while a full-time student athlete.
Do you plan on closing the credit card accounts once this loan is issued? I would like to fund your loan but want to hear a plan of attack because you are close to being at the end of your credit rope?	These credit cards have not been used very much in a very long time. Most of the credit used has been loans to family in emergency times. I've really only been paying the minimum payments. The plan has been to save cash and pay the debt down at the same time. I would like to start paying these down at the lower interest rate to speed the process up. I will close one, but I need to have credit in order to keep a good credit score.

Member Payment Dependent Notes Series 591799

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591799	$8,000	$8,000	11.49%	1.00%	October 14, 2010	October 17, 2015	October 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591799. Member loan 591799 was requested on October 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	beavex	Debt-to-income ratio:	4.58%
Length of employment:	4 years	Location:	bridgewater, MA

Home town:
Current & past employers:	beavex
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,499.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is beavex and what do you do there?	beavex is a courier company across the country with diffrent delivery accounts.i personally work for beavex under pharmaceutical and banks delivery accounts.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Type your answer here.The two credit cards are sears and citi card.citi card has 12.99% APR and sears has 25.24% APR .The balance for citi is 6634.36 and sears is 3819.52 im intending to pay 3000 from my savings and the rest from a lender

Member Payment Dependent Notes Series 591828

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591828	$20,000	$20,000	7.88%	1.00%	October 14, 2010	October 17, 2013	October 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591828. Member loan 591828 was requested on October 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Hurley Companies	Debt-to-income ratio:	17.18%
Length of employment:	3 years	Location:	LUBBOCK, TX

Home town:
Current & past employers:	Hurley Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/03/10 > Consolidation loan

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,711.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at Hurley? These answers will definitely help lenders lend.	The debt was accrued from my first marriage a divorce and a lay off from 9-11. One half of this debt was refinanced in our current home and also removed 12 years of payment off our home. Now we want to secure a loan to finance the remaining debt to be paid off in 3 years or less. With this loan our expenses less food, gas, and utilities will be 38% of net income with a combined net income of over $6000 per month. We have an A- credit rating and will always continue to have a high credit rating. We could settle with credit card companies for a fraction of the debt but these are ours and we pay off debts.
Member_760131, Thx for the answers and kudos for being a stand up person. I'll (and other lenders) lend if you can submit the answers to these questions. I feel like you are on the right path but want to make sure. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances?	I appreciate your interest in my loan. I am somewhat concerned about how much information is given out by Lending Club in that you know the company I work for. I am in management with this company. Due to an out of control spending first wife, a divorce, and 911, I???ve had to start all over and had to with a large debt over my head. All information you are requesting was given to the Lending Club on the application. All of this debt is on credit cards and has been transferred between cards over time. I do have some retirement which I do not wish to touch anytime soon. As far as emergency funds we have enough to last 3 months if things turn for the worst. I???ve always had good credit and will continue to have good credit if I have anything to do with it. If you are interested in investing in me then I think it is a good investment. If not, that is ok also. I don???t have a good credit rating by walking out on my responsibilities.
As Member 570797 asked; What is your role at Hurley? What does the Hurley company produce?	Thank you for taking an interest in my loan. I am somewhat concerned about how much information is given out by Lending Club in that you know the company I work for. I am in management with this company and we are a packaging company. I have good credit, I've always had good credit and I'm not in a postion to destroy my credit. I am a good investment Thank you.
Member_760131, As investors we know you only as Member_760131 and only see minimal information about you. Hence the questions, which although they may seem intrusive, are asked for the purpose of obtaining enough information upon which to base our investing decisions. That being said, your answers should not include information which would compromise your identity. I hope that clarifies things a bit. I am seeing that there were a few recent credit inquiries, although it does not say what they were for. Did you apply for credit cards or loans recently?	Thanks for your information. This is my first experience with Lending Club. Yes we have had our credit looked at lately. We refinanced our home and it just closed and we applied here at Lending Club. Also we moved our backing to another bank and opened a savings account for escrow. As far as credit cards we do not wish to have any credit cards. We have two but we do not use them. Again, thanks for the information.

Member Payment Dependent Notes Series 591851

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591851	$19,750	$19,750	11.86%	1.00%	October 18, 2010	October 17, 2015	October 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591851. Member loan 591851 was requested on October 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Teachers Federal Credit Union	Debt-to-income ratio:	22.64%
Length of employment:	< 1 year	Location:	farmingville, NY

Home town:
Current & past employers:	Teachers Federal Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,594.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the debts you plan to consolidate and the associated interest rates	I plan on paying off my credit card that I owe a little more then 12000 thousand on and putting the rest of the money in the bank. my interest rate is 10 percent. I want to pay off my credit card and put the rest of the money in the bank. I want to pay for everythig in cash for now on and not use my credit cards.
What do you do at Teachers Federal Credit Union and where did you work prior to that?	I am a full time teller at teachers as well as a part time computer tech at best buy. I worked for Capital One for two and a half years prior.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I work at teachers federal credit union as a full time teller and also at best buy as a part time computer technician. I owe a little more then 12000 on my credit card and want to pay it off. I want to put the rest of the money in the bank. I Only want to pay for things in cash for now on instead of usin my credit cards. My interest rare is 10 percent on my card. I bring home after taxes 2700 a month. I pay no rent, i live at home for free, my car payment is 250 and my student loan is 70, and phone bill is 118 per month.
You want to take a loan of $7k beyond what you need to pay off debt and put it in the bank? You're going to pay almost 12% on this money, and the bank would pay you 2% at best for interest. This does not sound like a good strategy. Am I missing something?	I want to have some money in the bank in case I need it. I know it sounds weird but it works for me.

Member Payment Dependent Notes Series 592017

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592017	$13,000	$13,000	16.45%	1.00%	October 14, 2010	October 19, 2013	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592017. Member loan 592017 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Bellevue manufacturing	Debt-to-income ratio:	24.81%
Length of employment:	10+ years	Location:	sandusky, OH

Home town:
Current & past employers:	Bellevue manufacturing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > I am a person who always pays his bills on time and am looking to get rid of my credit cards in to one payment and get rid of them once and for all will try and pay off loan asap.

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	30
Revolving Credit Balance:	$18,809.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Bellevue manufacturing?	I am employed there for over 12+ years. What we do there is make high industrial quality oil filters and water seperators for catapillar,fram,and other companys.
My questions: (1) ransunion Credit Report shows $18,809 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 35-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I don't have a home (HELOC) on any of this debt. It is my debt not my family's. I took a 36 month loan out not 35 years I hope. I will pay this off within 3 years maybe a month or two early. I pay about the same each month as I would getting this loan on debt now.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	They are credit cards and I will pay off a much as I can if I receive 100% funding. I am not here to take people's hard earned money and spend it foolishly. I am setting a goal and want to be free of this credit debt that I have and hope someday I can do the same for someone else.
Your surely have a good outlook. I am hoping the LC will keep growing untill they make a hugh dent in banks like chase, etc. LC is also a great tool for young people to have at hand to borrow money. I have been taken by a small amount of people but these people are going to be "hard up" if they need money later because their debts will followf.	Thank-you this is a big goal that I will succeed at for sure.
p.s I funded you.	Thank you won't let you down

Member Payment Dependent Notes Series 592018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592018	$7,500	$7,500	11.12%	1.00%	October 13, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592018. Member loan 592018 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	donley concrete	Debt-to-income ratio:	7.56%
Length of employment:	4 years	Location:	lancaster, OH

Home town:
Current & past employers:	donley concrete
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > thank you for allowing the use of Lending Club Borrower added on 10/05/10 > thank you, greg

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,400.00	Public Records On File:	1
Revolving Line Utilization:	6.10%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list a breakdown of your monthly expenses.	rent-$575.00 student loan-$271.00 utilities-$125-$200 misc-$200.

Member Payment Dependent Notes Series 592029

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592029	$10,000	$10,000	10.38%	1.00%	October 14, 2010	October 18, 2013	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592029. Member loan 592029 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,950 / month
Current employer:	Rockwell Automation	Debt-to-income ratio:	21.90%
Length of employment:	5 years	Location:	Maple Heights, OH

Home town:
Current & past employers:	Rockwell Automation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,195.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Rockwell Automation?	Manufacturing Associate and Trainer for Final Assembly IPB area

Member Payment Dependent Notes Series 592042

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592042	$8,400	$8,400	18.30%	1.00%	October 15, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592042. Member loan 592042 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Intigral	Debt-to-income ratio:	12.78%
Length of employment:	4 years	Location:	Maple Heights, OH

Home town:
Current & past employers:	Intigral
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,258.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Intigral and what is your job there? And would you mind listing the debts you want to consolidate?	Intigral is a glass factory and Im a Glass Batch handler and I also got my towmotor certificate at this job! And want to payoff my citifinancial, capitol one card, paypal, and some of my truck loan!
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	I owe citifinancial around 2500.and I owe captol one 1100, hsbc 600 and I have a truck note for 180 a month and all of these excludeing the truck note "I am planning to payoff in full
Please describe Intigral and what position you hold there. Please also list your home value (zilllow.com) and current mortgage balance.	Intigral is a Glass factory and im a towmotorist/ glass batch handler. My home value is 85,000 and my mortgage monthly payment is 577.00
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I owe capitol one. citifinancial, hsbc, paypal, firstmerit 6800.00 for a truck loan! All of these are a interest rate of 6% to 22%. All these loans will be paid off and my truck note will be payed down. And at my employment "Im a glass batch handler and a towmotorist in a Glass Factory
Two of us have asked you how much you are paying each month on the debts you plan to pay off, with no reply. Please do respond.	Citifinancial 2400.00 total. capitol one 1125.00. hsbc 685.00. paypal 1125.00. firstbank 685.00 and i want to doubleup on my trucknote at firstmerit 400.00,'-)
Good Morning, Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I talked to the human resources at my job and my income information should be with you now
We,re not asking you how much you owe on these debts. We are asking how much you pay toward the debts each month.	I pay a average balance of $50.00 a month on my creditcards, and citifinancial a month is 212, and my firstmerit is 180 minimum a month. How long have you all been in business?

Member Payment Dependent Notes Series 592060

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592060	$25,000	$25,000	18.30%	1.00%	October 18, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592060. Member loan 592060 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Staples	Debt-to-income ratio:	19.42%
Length of employment:	10+ years	Location:	PLYMOUTH, MA

Home town:
Current & past employers:	Staples
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/04/10 > This loan is to help consolidate credit card debt into one single monthly payment at a lower rate. I have been employed with Staples for just over 15 years and have a very stable position within the company.

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	54
Revolving Credit Balance:	$50,613.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why so large a revolving credit balance (over $50K) and what was your delinquency 54 months ago?	When interest rates were low on credit cards, I transferred balances from one card to the next when the promo rates were up. When the economy fell out and there were no more promo deals for transfering balances across cards, the rates went up to 30+ percent on two of my cards. As for the delinquency, I would have to go back to my credit report to see what that was for and why it is listed.
Hi, I suggest you verify your income with Lending Club, as it greatly increases lender confidence - good luck!	Lending Club has not asked me to verify my income. I would be more than happy to but I can not find anywhere to do this on the web site. When I click on "How do I verify income", the website states that income verification is not needed unless someone from lending tree sends me the necessary documents for verification. If you have any details on how I can do this, I would be more than happy to.
Call LC and ask.	I will contact LC.
RE: "As for the delinquency, I would have to go back to my credit report to see what that was for and why it is listed." Please do so, investors are interested to know this. Thanks.	I am contacting LC now.
Since this is a debt consolidation loan, please list each debt you have (type, amount, APR), and indicate which you will and will not pay off with this loan. Thank you!	Citi Bank Credit Card - total debt $18,874.36, APR 29.99%. - payoff with this loan. Chase Credit Card - total debt $7,753.08, APR currently 15.99%, going to 29.99% in December-payoff with this loan.
- are you the sole wage earner in your household? If not, what is the total net income after taxes, 401k, etc? - Do you have a plant to reduce your dependence on credit card debt? - What are the balances/APRs/monthly payments on the debt you won't be paying off? - Please give your monthly budget - itemize your expenditures - How much do you save each month? Thanks for your answers.	No, I am not the sole wage earner. My wife earns 47,500 per year before taxes. I will go through our debt and respond with a summary for the questions you have.
I understand transferring balances around, what I do not understand is why with a $10k income you were not paying on the debt. Nor understand how you became $50k in debt?	The 50K in debt came from my our business. Instead of trying to take a business loan, we had credit offers at 0%apr.. We used the 0 % apr credit to help fund the business as a business loan. As a result, the 0% rates are no longer available and we are stuck with the high rates. Poor decision on our part. With this loan, we expect that we can consolidate the two cards at half the apr to pay down the debt over the next 5 years.
What is the business that you funded with $50k?	Our business is a fishing charter company.

Member Payment Dependent Notes Series 592131

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592131	$20,000	$20,000	11.86%	1.00%	October 18, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592131. Member loan 592131 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	X-Factor Communications	Debt-to-income ratio:	15.94%
Length of employment:	3 years	Location:	Little Falls, NJ

Home town:
Current & past employers:	X-Factor Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > This loan is for our wedding which is March 18th 2011. I'm a responsible borrower and I always pay my bills ON TIME. I make $56,000 a year now and have been at the same job for the last 3 years. Borrower added on 10/05/10 > I plan to use the funds for my wedding March 18 2011. I'm a responsible borrower and I pay all my bills ON TIME. My monthly expenses are $800.00 and I make $56,000 a year whihch is $3200.00 a month take home. Borrower added on 10/07/10 > Here's a better breakdown... Cell Phone: $120.00 Car: $345.00 - Ends June 2011 Car Insurance: $170.00 Loan: $215.00 ($6700.00 is left) <- I'm going to pay this off with this loan for better interest rates. So the $215 doesnt really count. Credit Card: $2800.00 <- Im also going to pay this off with this loan. Total Monthy Payments after I pay off credit card and other loan: $635.00 Mine & Finaces Current Savings: $9400.00 We live with my fiances mother so we dont pay a morgage or rent. I clean $3200.00 a month and have been working at the same job for 3 years. Currently I'm Creative Director/Project Manager and I'm also apart of the marketing team. I also managed software application developement for the company (New Concepts, QA and Engineering). Because we were successful with the application, I'm told that I'm going to be promoted to Lead QA and made a Product Manager. The review is at the end of the month. My fiance is also going to help me with this loan. We both make together clean a month $4800.00 total. Note: I was NEVER late once with any of the above payments. My equifax score is 716. Thanks Borrower added on 10/08/10 > I was ask by another lender about a delinquency 29 months ago. I have a guitar center card and there was two promotions on it one for no payments 1 year and there was a payment on there under a 6 month program which I was told was also a year. I was going to wait to 3 months before the year was up to pay the entire card. Then they called me explaining the issue...I paid off the entire card and the card is now at $0. I was upset about this since I new it would hit my report but yet I was told a 6 month promotion was one year. So, I took care of the problem by paying the entire card off.

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	29
Revolving Credit Balance:	$3,202.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at X-Factor? These answers will definitely help lenders lend.	Cell Phone: $120.00 Car: $345.00 - Ends June 2011 Car Insurance: $170.00 Loan: $215.00 ($6700.00 is left) <- I'm going to pay this off with this loan for better interest rates. So the $215 doesnt really count. Credit Card: $2800.00 <- Im also going to pay this off with this loan. Total Monthy Payments after I pay off credit card and other loan: $635.00 Mine & Finaces Current Savings: $9400.00 We live with my fiances mother so we dont pay a morgage or rent. I clean $3200.00 a month and have been working at the same job for 3 years. Currently I'm Creative Director/Project Manager and I'm also apart of the marketing team. I also managed software application developement for the company (New Concepts, QA and Engineering). Because we were successful with the application, I'm told that I'm going to be promoted to Lead QA and made a Product Manager. The review is at the end of the month. My fiance is also going to help me with this loan. We both make together clean a month $4800.00 total. Note: I was NEVER late once with any of the above payments. My equifax score is 716. Thanks
Member_760514, Thx for the info and I have one last question that lenders will want to know the answer to: Can you explain the delinquency 29 months ago?	I have a guitar center card and there was two promotions on it one for no payments 1 year and there was a payment on there under a 6 month program which I was told was also a year. I was going to wait to 3 months before the year was up to pay the entire card. Then they called me explaining the issue...I paid off the entire card and the card is now at $0.

Member Payment Dependent Notes Series 592137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592137	$25,000	$25,000	19.41%	1.00%	October 18, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592137. Member loan 592137 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Selman & Company	Debt-to-income ratio:	15.64%
Length of employment:	10+ years	Location:	Leroy Township, OH

Home town:
Current & past employers:	Selman & Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/04/10 > We would like to consolidate the last of our debt from our home construction project. My wife and I are both employed fulltime have been working to pay down our balances since 2008. This loan would give is the ability to have a set monthly payment with an end in sight. Thank you, Bryan Borrower added on 10/04/10 > We would like to consolidate the last of our debt from our home construction project. My wife and I are both employed fulltime have been working to pay down our balances since 2008. This loan would give is the ability to have a set monthly payment with an end in sight. Thank you, Bryan

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	27
Revolving Credit Balance:	$491.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your Credit History says your Revolving Credit Balance is only $491, but that that is 98.20% of your credit line! Do you know why you have such a low line of credit? What is Selman & Company, and what do you do there? Lastly, what was your delinquency 27 months ago?	I am not sure why there is a low line of credit. Selman & Company is a third party Insurance Administration firm. I have been employed by this firm since 1998 and I manage their IT department. My wife is employed as an 8th grade English teacher. The missed/late payment was a Home Depot 6 month same as cash credit card. We moved into our new home and had trouble with mail being forwarded properly. I didn't realize the 6 months was up and not getting a statement added to the oversight.
How much is your combined monthly income?	$123,000 is our combined income.
You say you have been paying down your balances but you still show at 98% of your credit utilized. Have you been closing cards as you go?	Yes, we close the cards as they are being paid off. Prior to building our own home, we only had a college loan and our prior home on our credit. We did not carry credit card balances. It has been a rough two years, but we are getting back on our feet.
Disregard previous question, I see that the application comes from the spouse who isn't carrying the heavy debt nor has the big credit. What are your debts? What are the APR's? monthly min? Which will you consolidate? Which ones will remain outstanding?	We have three card left. 17,000 - 17% 6,500 - 21% The remaining $4,000 is the lowest interest rate and we should have this paid off in a few months. We are putting $1,000 each month on it and only paying the minimum on the others until this is gone.
If you will have your profile approved I will help.	I tried and this was their response. Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application
Please contact Lending Club about verification of your income. It is useful for lenders, and will increase the chances of your loan being fully funded. Thank you.	I tried and this was their response. Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application
Good Morning, Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I understand and will contact them again. This is my second loan with Lending Club and I do recall income verification at that time. I wonder if they have approved it based on those figure, which was only 20 months ago.
Call tthem again and tell them the lenders want you your income approved.	I contacted them and this was thier response. Dear Bryan, Thank you for your email. The Lending Club credit review team will contact you directly to provide income documentation when they have reviewed your loan listing. Please feel free to contact us if you have any other questions or concerns. Regards, Lending Club Member Support For immediate answers to our most frequently asked questions, please visit our FAQs page at https://www.lendingclub.com/info/faq.action. If you need assistance with your Lending Club account, please contact us at support@lendingclub.com. Our support offices are open Monday through Friday from 8 AM to 5 PM Pacific Time. Notes offered by prospectus filed with the SEC: https://www.lendingclub.com/info/prospectus.action On 2010-10-08, 05:18, Bryan Shantery (bshantery@gmail.com) wrote: > I have a loan in funding status and have recieved multiple requests to have my > income verified.?? What can I submit to verify income? > ?? > Member Loan# 592137 > ?? > Thank you, > Bryan > ??

Member Payment Dependent Notes Series 592468

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592468	$14,500	$14,500	16.82%	1.00%	October 18, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592468. Member loan 592468 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	erker security systems, inc.	Debt-to-income ratio:	18.71%
Length of employment:	7 years	Location:	st. louis, MO

Home town:
Current & past employers:	erker security systems, inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,186.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Ecker Security Systems? (2) Transunion Credit Report shows $20,86 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I install and service alarm systems, phone, data, television wiring, CCTV, etc. I am paying around 500 - 600 dollars a month for debt. None of it is home equity, no. I would like to have the loan paid off in approximately 3 years.

Member Payment Dependent Notes Series 592470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592470	$6,300	$6,300	11.49%	1.00%	October 13, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592470. Member loan 592470 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,800 / month
Current employer:	24 seven	Debt-to-income ratio:	3.38%
Length of employment:	< 1 year	Location:	brooklyn, NY

Home town:
Current & past employers:	24 seven
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	11
Revolving Credit Balance:	$6,428.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for 24 Seven?	I'm a sweater designer.

Member Payment Dependent Notes Series 592473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592473	$11,000	$11,000	13.61%	1.00%	October 14, 2010	October 18, 2013	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592473. Member loan 592473 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Fetch! Pet Care	Debt-to-income ratio:	3.08%
Length of employment:	5 years	Location:	Benicia, CA

Home town:
Current & past employers:	Fetch! Pet Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/04/10 > I'm going to pay off a 19% interest credit care it has $6.000 on it and I'm going to stop using this card and send it back. I'll keep one card that I have 4K on that I'll pay off as well. That's a 14% interest. I have a very stable job and employement in the pet care industry, recession proof. I make excellent commissions. I'm always ontime with my credit card payments and my home mortgage. My 2008 Mazda CRX Vehicle is paid off. I'm a trustworthy individual. Please contact my employer as you wish. Borrower added on 10/04/10 > I hope to pay it off in two years God willing with some great franchise sales commissions coming Borrower added on 10/04/10 > Corrections 'Credit Card' and 'Employment' Borrower added on 10/05/10 > By coincidence,Just received email from one of my two Credit Card Accounts Account.: Delivered at 10:16 am today: Congratulations! Because of how responsibly you have handled your finances with us, we have increased your credit line to $4900. This is a great opportunity to take advantage of all the possibilities your increased credit limit has to offer.

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	66
Revolving Credit Balance:	$10,424.00	Public Records On File:	1
Revolving Line Utilization:	79.00%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Mazda CRX?? What is it?	Hi It's my family vehicle. Paid off. in 2008
Are you sure it's not a Honda? I don't think Mazda has or had a CRX model.	You are correct. In my initial summary I that the model had r in it.. it is just Mazda cx-9 :) Thanks!
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hi there, Thank you. 1. Yes. Just the main one. 2. 2533.00 3. Yes Title only in my name. 4. No Equity line of credit. 5. Zestimate is $411K I owe 390K on it. 6. Over one year.
What was the reason for the public record 7.5 years ago?	Hi, At the time, I was going through a bad divorce. Almost 8 years later, I'm back on track, with new home, paid off 2008/9 vehicle, excellent job with a growing Pet Care Company, which I have owneship in.

Member Payment Dependent Notes Series 592550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592550	$12,000	$12,000	18.30%	1.00%	October 18, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592550. Member loan 592550 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	JCS Apparel Group Inc	Debt-to-income ratio:	2.39%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	JCS Apparel Group Inc
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate 3 credit cards under one payment with a much lower APR. I have no financial obligations aside from my rent. I dont lease a car. $300 a month is an easy substitute for a car lease. Employment is stable. My current employers had asked me to return after I resigned and was employed by another company. My job is very secure. I've never paid a bill past due in my life. Borrower added on 10/11/10 > Re Oletello's question below: was answering your question on my blackberry and missed half your question. Pls see missing details as follows: Monthly expenses include rent ($2500), electric (about$ 100), phone ($100), groceries (about $200/month), +200 misc expenses. Have about $1,700-$2,000 left at the end of each month. Borrower added on 10/11/10 > In re to Member_755603 request to verify my salary: I spoke with Lendingclub customer service, who told me they would only contact me to authenticate my salary if they deemed it neccssary, in which my case they didnt. I would happily offer my pay stubs as proof of income ($2,500 net bi-weekly)..

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,679.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your start date with JCS?	I was with my company for 3 years, after which I resigned for a better position in a different company. They offered me a higher salary, so I returned to my current company 4 months ago.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here.about 4,000 each -visa, mastercard, & GE money. interest rate just under 30% each. aggregate payments total about 300 a month. want to pay all three off with this loan. i work as a production manager for a clothing company (branded domestic company who produces in overseas factories. mainly China)
Why do you title your loan "Home Improvement"?	The charges on my credit cards were for furnishing my apartment. I thought it was a personal description on the site, didn't realize it was on display :)
What are the combined min. mo payments on the three cards you plan to consolidate?	About 300
Once you have three cards all freed up, how will you handle the temptation to fill them up again?	I used my cards to furnish my apartment. Not really looking to build up more debt :) I like sticking with a budget
I am throwing my two bits in. Please pay off faithfully and on time, my LC account is my college savings for my two little kids. Please don't let us down.	Thank you. I gave my parents half my salary when I started working so my brother could finish college. I know what it means..
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Thank you! I'll have it done immediately on monday.
- are you the sole wage earner in your household? If not, what is the total net income after taxes, 401k, etc? - What are the balances/APRs/monthly payments on the debt? - Please give your monthly budget you mentioned - itemize your expenditures - How much do you save each month? Thanks for your answers.	Sole wage earner. 100k gross a year. Nets 60k after taxes (god bless uncle sam). Masterard/visa/GE money. 12k between all of them. 29.9apr each (uses to be under 9% before last year..). Monthly payments about 100 each- 300/month total.

Member Payment Dependent Notes Series 592598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592598	$6,250	$6,250	7.88%	1.00%	October 13, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592598. Member loan 592598 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Stanley Black & Decker	Debt-to-income ratio:	14.29%
Length of employment:	5 years	Location:	Doral, FL

Home town:
Current & past employers:	Stanley Black & Decker
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	43
Revolving Credit Balance:	$7,108.00	Public Records On File:	0
Revolving Line Utilization:	25.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 592599

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592599	$9,875	$9,875	7.51%	1.00%	October 19, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592599. Member loan 592599 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:	US ARMY	Debt-to-income ratio:	6.64%
Length of employment:	10+ years	Location:	Alexandria, VA

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > Consilidation of AMEX, DISCOVER AND MASTERCARD/VISA - 10/12/2010 Borrower added on 10/11/10 > Active Duty Service Member for over 10 years Excellant credit with no late payments Monthly budget is roughly $3,000 every 2 weeks Would like to consolidate my credit cards with a lower interest rate-will pay off loan before term ends

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	20
Revolving Credit Balance:	$13,873.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Thank you for your service to our country! I would love to be part of funding your loan. Will you please explain the delinquency on your credit report 20 months ago? Thanks.	Hello and thank you for your question. Not sure exactly what you are referreing to-I do not have my credit report in front of me but if I was delinquent on any payment 20 months ago it was due to me being in a military school out of state or on a special assignment with my job which made it hard at times. Please be advised.
You are requesting just shy of $10,000, but show close to $14,000 on your credit balance. Why not go for the full 14,000 to pay it all off? What will you do about the other $4,000?	Hello, and thank you for your question. The $9000 plus is for a high interest credit card the remaining balance is from a low interest credit card and will be paid off withing 30-45 days. That is my intent. Did not want to request more than I really needed and then use it for something that its not intended for.

Member Payment Dependent Notes Series 592606

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592606	$12,000	$12,000	17.19%	1.00%	October 18, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592606. Member loan 592606 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	AMN Healthcare	Debt-to-income ratio:	10.10%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	AMN Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > The loan will be used to continue growing an already successful software company(the company has been in business for over 12 years). I plan to increase the functionality of an existing application to meet the needs of current and future customers. I predict the new functionality will increase sales 20% in a three to six month timeframe - it will make the software much more competitive in the marketplace. I also plan to improve the support infrastructure to meet the needs of a rapidly expanding customer base. I am a good borrower because I have stable income from both the software company and another outside job(accountant). I have an excellent credit score and have the means to easily repay the loan.

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,371.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the loan for?	Hi, This is a business loan. Mike
Hi Mike, I guessed as much from the caption "business loan." Care to say more? Otherwise, you will only get funded from the blind investors who don't actually look at the listings.	My apologies. I was not aware of what information you receive as an investor. I will be using the loan to grow an already successful software company - I will be adding much needed functionality to existing software to meet the demands of existing and new clients. I will also be improving the support infrastructure to meet a growing client database.
764853 asked a good question which all lenders want to know. The first thing is to get you income approved by LC. More helpful information is to let us know what plan of action do you have in case of an emergency and you no longer can perform. Do you have adaquate and trustworthy employees, so you have another income coming in to your houselhold. There is lots of information out there; just read some of the information provided by other lenders. If you will you will get your money quicker (lots quicker).	In the event that I can no longer perform I have an extremely close friend who has been an employee of the software company for several years and can take over immediately. I also have documentation in place should something happen to me - which has been disbursed appropriately. Regarding income, I have two sources of income: the software company as well as income from being an accountant. Paying back the loan is a non-issue.
You state that the software company has been in business for 12 years, but list your length of employment as less than 1 year. Can you explain this? Have you been working as an accountant at AMN Healthcare for less than a year? Also, what is your position in the software company? When you say that you want the loan to grow the business, does this mean you are the owner/president?	Correct. I have worked at AMN for less than a year. I am the owner of the software company.

Member Payment Dependent Notes Series 592608

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592608	$3,200	$3,200	7.88%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592608. Member loan 592608 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,958 / month
Current employer:	Humana Health Insurance	Debt-to-income ratio:	3.85%
Length of employment:	2 years	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	Humana Health Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > I have been dating my girlfriend for 8 years now. She has been by my side as I've struggled to work my way through college and finally land a good job. I have wanted to ask her to marry me for a long time now but I wanted her to have the kind of engagement ring she deserves. I have picked out a style I know she'll love but it's more money than I can pay out of pocket right now. That's why I'm asking for this loan. Borrower added on 10/11/10 > My girlfriend and I have been together for nearly 8 years now. She has been by my side as I've struggled to work my way through college and finally land a good job. I've wanted to ask her to marry me for quite some time now but I wanted to wait until I could get her the kind of engagement ring she deserves. I have picked out a style I know she will love but it's more money than I can pay out-of-pocket right now. That's why I'm asking for this loan. Thank You!

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	35
Revolving Credit Balance:	$1,101.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 592635

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592635	$9,600	$9,600	11.49%	1.00%	October 14, 2010	October 18, 2015	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592635. Member loan 592635 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Red Robin	Debt-to-income ratio:	9.90%
Length of employment:	3 years	Location:	Avondale, AZ

Home town:
Current & past employers:	Red Robin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/04/10 > Loan is for a major purchase in fitness equipment for CROSSFIT personal training and debt consolidation.

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,083.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much of the loan is for this equipment, and what is this equipment? Can you list your budget (income, expenses and debt payments)?	6000 is for the equipment and the other 3000 is paying off a credit card which is at a higher rate than of the loan. Equipment: (4) 15LB ROGUE Hi-Temp Bumpers (4) 10LB ROGUE Hi-Temp Bumpers (3) ROGUE Bars ??? Designed for heavy mixed use and guaranteed for life (2) ROGUE Women???s Bars (4) Sets of Spring Collars (1) 24??? Rogue PlyoBox (1) 20??? Rogue PlyoBox (1) Rogue SPX Stand (3) Dynamax Balls(Can specify any Size) (2) CONCEPT 2 Model D Rower (1) 320lb Rogue Hi-Temp Bumper set (pair of: 10, 25, 35s & four 45lb bumpers) plus 2.5lb and 5lb metal plates (2) 35lb Ader Kettlebells (2) 53lb Ader Kettlebells (1) 70lb Ader Kettlebell (1) Rogue HG Collars (1) Set of ROGUE Rings (1) Set of ROGUE Parallettes (1) D-Ball (Slam Ball) - can specify weight up to 30lb (1) 20'x1.5" Climbing Rope with Eyelet - No bracket required (5) Ultra Speed Jump Rope (5) Abmat Income 20k, Expenses with debt payments is 800 a month. With this purchase I will be providing a mobile CROSSFIT service from the hours of 5-9am 4-9pm and generate more income. The goal is to open a CROSSFIT facility within the next year. To be blunt, I just want to give a great product/service in improving people's health and fitness. Also make some money for me, improve my life and pay off this loan. I promise I won't let anyone down. Thank you for investing in me everyone, thank you.

Member Payment Dependent Notes Series 592639

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592639	$2,000	$2,000	21.27%	1.00%	October 19, 2010	October 18, 2013	October 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592639. Member loan 592639 was requested on October 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	steam ship authority	Debt-to-income ratio:	7.44%
Length of employment:	5 years	Location:	falmouth, MA

Home town:
Current & past employers:	steam ship authority
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$493.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Staem Ship Authority? (2) Transunion Credit Report shows $493 Revolving Credit Balance. Loan is $9,500 more than Transunion Credit Report indicated debts. What specific debts are being consolidated, or refinanced that are not included in credit report total? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected -years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1)my specific job is a parking lot attendant at the steam ship authority, i collect money for wene cars leave the lot and park cars. 2) spescific depts are 4000 for car loan(paid off) 2000 for a loan from a friend 1000 for the remaining amount of auto insurance for the year 1000 toward my motorcycle loan 1000 for credit card loan 1000 for asorted other things to pay off 3)im going to be responsable for a little less then 400 per month i will be paying more then that but it will depend on my monthly income which is higher in summer i expect the entire loan to be paid off in 2 years or less
Please describe your employment.	my employmet is for the steam ship authority my primary responsabilitys there are collecting money from the people that leave the lot and parking cars in the designated pattern, lot maitenence is also in the description but not as focused the work revolves around a senority system most senior people get to stay longest in the season and get first pick of overtime and and scedules on that list i am number 6 the steam ship authority keeps 11 people year round in my section therefore i wont be laid off
Hi-I would be willing to fund the remainder of your loan dependent upon the following: 1. A brief description for why you are seeking the loan 2. What are your monthly expenses 3. What position do you hold with Steam Ship Authority...what do they do? 4. Having your income verified by Lending Club. Regards	1)was answererd from previus question 2)my curent mothly expences are car loan( fill be paid off), motocycle loan(CURENTLY 75$ a month will go down after some is paid off) car/motorcycle insurance(will be paid off for the rest off the year next year is suposed to be 275$ a month but hoping to pay it off with tax return) , gas( around 130$ a month, and food(400$ amonth) and prob about 200$ in asorted expenses these very from car repairs and maintinence to other insidentals 3) the steam ship authority provides transportation back and forth from nantucket and marthas vinyard both car and pedestrian the rest was answerred in previus question 4)will a pay stub work?

Member Payment Dependent Notes Series 592772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592772	$8,000	$8,000	13.23%	1.00%	October 13, 2010	October 19, 2013	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592772. Member loan 592772 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,460 / month
Current employer:	State of CT	Debt-to-income ratio:	8.86%
Length of employment:	10+ years	Location:	Groton, CT

Home town:
Current & past employers:	State of CT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,848.00	Public Records On File:	0
Revolving Line Utilization:	88.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) Yes. $2268 (including taxes and insurance) 2) Yes, with spouse. 3) No 4) $215,500 5) 4.5 yrs
Do you have equity in your home? If so, why not apply for a home equity credit line, which is a lot cheaper in terms of rate?	This might be a good idea, did not notice this was an option on this site.

Member Payment Dependent Notes Series 592807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592807	$15,250	$15,250	13.98%	1.00%	October 14, 2010	October 19, 2013	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592807. Member loan 592807 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	Health Med Associates	Debt-to-income ratio:	23.71%
Length of employment:	5 years	Location:	Mays Landing, NJ

Home town:
Current & past employers:	Health Med Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > I would like to pay off two credit cards Borrower added on 10/05/10 > I would like to pay off credit cards

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,111.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	No mortgage Have deed/Husband is on deed Married No line of home equity line of credit current value of house is about $175,000.00 Lived her for 22 years I need this loan to consoladate my debt only. I want this loan only in my name
What are the interest rates of the debts you are consolidating with this loan?	One is at 29% absolutely horrible the other is not uch better.
Have you contacted Lending Club to send in your income verification documents?	Yes I did. I sent them everything last week on 10/7/2010 as they asked for.

Member Payment Dependent Notes Series 592829

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592829	$10,500	$10,500	17.19%	1.00%	October 18, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592829. Member loan 592829 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Flairsoft	Debt-to-income ratio:	21.08%
Length of employment:	4 years	Location:	DAYTON, OH

Home town:
Current & past employers:	Flairsoft
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > Purpose The purpose of the loan will be used to pay off 3 bills we owe. They are a bank loan ($94/month), a Flex-line of credit ($240/month), and a Lowes Credit Card ($70/month). The change in payments for us will go from $404/month to $262.03 / month. The savings will allow us to pay extra on one of our higher bills, allowing us to start making headway. We are also putting money away for a Disney trip with our 2 kids and my wife’s family for Christmas that has been planned for almost a year and we’ve not been able to save to afford the rest of our costs. Finances What makes us a good candidate for this request is that while our debt-to-income ratio is higher than we like; our credit scores are good and a solid history of making payments on time with no delinquencies. Our debt-to-ratio level hasn’t changed as much as we would like. After we married in Oct 2003 we decided to have children right away. After our daughter was born, my wife worked part-time so she could stay at home with our daughter. Money was tight, but we kept up on our bills. It was more important to give our daughter motherly nurturing. We both work fulltime hours, my wife working two part-time jobs; next month she’ll be going fulltime with just one (Job 2 - Detailed below) My job status looks like I’ve only been on the job for 11-month, when in fact I’ve been in the same position since April 2006. I work in Defense Contracting and it is common to work with multiple companies while supporting the same position for several years. In November 2009, my former company of 7 years opted out of the contract they were supporting and I was picked up with a new company for the contract. The contract I support is an ongoing effort of sustainability focusing on work with the DOD and SBA, and has been in existence since the early 1980’s. My wife’s fulltime position will be the Business Office Manager for our company. As well as the Facilities Security Officer and work as the Human Resources rep for the federal-side of the company. Monthly Avg income $6,276 Me - $65,000/yr. My wife 2 jobs - Job1 - 24hrs/wk @ $17/hr - Job2 - 16hrs/wk @ $22/hr Full time with Job 2 will have 40hrs/wk @ $22/hr. Monthly Expenses - Housing $ 552.50 Auto Loan $266 Utilities $250 Phone, Cable, Internet $163 Other Expenses $400 Student Loans $337 Wife Credit card $675 Wife Store CC $70 My CC #1(closed) $200 My CC #2(opened) $200 Lowes CC $70 Loan $94 Other $1,574

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,112.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Flairsoft and what do you do there?	Thanks for the inquiry. Flairsoft is a global technology and management solutions company committed to providing the highest quality service in a timely and cost-effective manner. We specialize in e-business, systems integration and business process re-engineering. Our industry solutions span across the entire systems management life cycle - from assessment, architecture, strategy, to implementation, and support. My specific role in the Flairsoft Federal Division. I'm a Senior Software Engineer supporting the Air Force Research Laboratory at Wright-Patterson AFB. I'm one of a two person IT team that maintains two web domains and several active web applications. I also maintain 3 web database servers (2-MSSQL/1-MySQL), a full development, testing, and production environment. We have one public-facing domain that supports over 3,000 small business from around the US and our internal-facing domain (military protected) supports over 6,000 users across the Air Force, DoD, Army, Navy, and several other smaller agencies.
Please explain the delinquency 24 months ago.	Thank you for bringing that to my attention, Normally when bills come into the house, I gather them and place them in a secure location and clearly that bill didn't make it. To be honest, I don't remember specifics of that situation, but based on my record I think it is clear this doesn't happen often. I did research into my banking history and see that on 10/10/2008 I paid $130 to catch up, and then paid an additional $10 on 10/17/2008 to make sure I covered the minimum payment for the delinquent period and current period. Then, without skipping a beat, on 10/27/2008 I paid another $72 for November's payment. Nothing bothers me more than late bills. I hope I answered your question satisfactorily. Thanks again.
WHAT IS TOTAL MONTHLY INCOME	In our description area we listed our monthly avg income as $6,276. Of that, mine is just under $4000.

Member Payment Dependent Notes Series 592895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592895	$16,000	$16,000	19.79%	1.00%	October 19, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592895. Member loan 592895 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Disney Vacation Club	Debt-to-income ratio:	21.97%
Length of employment:	10+ years	Location:	Windermere, FL

Home town:
Current & past employers:	Disney Vacation Club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Some funds will be used for daughter's quinceanera (sweet 15) and some for debt consolidation.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	8
Revolving Credit Balance:	$115,701.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 592930

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592930	$20,000	$20,000	11.49%	1.00%	October 18, 2010	October 19, 2013	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592930. Member loan 592930 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,875 / month
Current employer:	Sheet Metal Supply	Debt-to-income ratio:	10.73%
Length of employment:	7 years	Location:	covington, LA

Home town:
Current & past employers:	Sheet Metal Supply
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > I'm 36 years old with a 3 year old son and a wife.We adopted our son from Guatemala 3 years ago and our cost was $45,000. It was beautiful and worth every penny. We own our home and have for 9 years. I've been with my company for 7 years and managed to EARN a significant raise and promotion in this economy. The reason for this loan is to get rid of revolving debt for once and for all. If anyone has any concerns about me not being a good investment, please ask. Borrower added on 10/05/10 > I'll be a good return on your investment for the following reasons: 1. I've always paid my bills on time 2. I've been employed with the same company for 7 years and managed to EARN a promotion and significant raise this year. 3. The loan is being used to consolidate debt from my wife and I adopting our son from Guatemala 3 years ago. It was the best money ever spent, but we had to come up with $45,000 at once. 4. If you need any other information in order to feel confident investing in me, please post questions.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,143.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Type your answer here. No problem. My current debts are as follows.This doesn't include my monthly mortgage. 2nd mortgage 19,075 @ 12.5% Monthly payment is 380.00 (I currently double) financed part of the our adoption 3 credit card accounts totaling 20,000 average interest rate is above 15% my monthly totals on these are 500.00 at minimum. At the beginning of the year I listened to Dave Ramsey"s book while traveling and have modeled my budget according to his suggestion. I'm going to take this money and rid myself of high interest credit card debt. I simply want one loan at a fair interest rate with light at the end of the tunnel. we make plenty enough to stay out of debt and build on retirement. We can't have children of our own and they make it so difficult and expensive to adopt that we're happy with our one and at 36 it's time to focus on the future. Does this help you? If not please ask more.
You sound like a good loan candidate but you need to get all your paper work into LC to get a loan review rating of "Approved" and a check next to the Income Verified box. Your chances of having your loan fully funded will increase dramatically when these items are complete. Good Luck	I appreciate the advice. They contacted me Wednesday late afternoon and I was out of town on business Thursday and Friday. They will have everything waiting on their fax when they arrive Monday morning. Thanks
What work have you've been doing for Sheet Metal Supply, both before and since the promotion?	Type your answer here. I've done sales for 6 years and this year was promoted over sales and marketing as a whole.

Member Payment Dependent Notes Series 592953

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592953	$10,000	$10,000	19.04%	1.00%	October 18, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592953. Member loan 592953 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Power Engineers Inc.	Debt-to-income ratio:	15.43%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Power Engineers Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	8
Revolving Credit Balance:	$2,475.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Power Engineers Inc. and where did you work prior to that?	I am a substation design engineer.
Since this is a debt consolidation loan, please list each debt you have (type/amount/APRs) and indicate which you will and will not consolidate with this loan. Thank you!	Sallie Mae Student loan debt.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Thanks.
- are you the sole wage earner in your household? If not, what is the total net income after taxes, 401k, etc? - Do you have a plant to reduce your dependence on credit card debt? - What are the balances/APRs/monthly payments on the debt you won't be paying off? - Please give your monthly budget - itemize your expenditures - How much do you save each month? Thanks for your answers!	Yes.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I will do so. Thank you.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I will do so.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Ok.

Member Payment Dependent Notes Series 592997

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592997	$25,000	$25,000	11.86%	1.00%	October 18, 2010	October 19, 2013	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592997. Member loan 592997 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Gibson Dunn	Debt-to-income ratio:	7.43%
Length of employment:	10+ years	Location:	Dallas, TX

Home town:
Current & past employers:	Gibson Dunn
Education:

This borrower member posted the following loan description, which has not been verified:

Debt consolidation/home improvements

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,318.00	Public Records On File:	0
Revolving Line Utilization:	59.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Gibson Dunn and what do you do there?	Type your answer here. Gibson Dunn is a law firm. I am a legal secretary. I have been with Gibson Dunn for 11 years and I have been a legal secretary/certified paralegal for 34 years. Thanks.
How much of the loan is for debt consolidation, and how much for home improvements?	$20,000.00 for debt consolidation and $5,000.00 for home improvements.
Please list the debts and their interest rates which you will be consolidating. Also, what are you going to improve in your home? Thanks	Type your answer here. CitiBank 13%;WellsFargo18%; The bathrooms and floors will be repaired. Thanks.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Type your answer here. Mortgage,Taxes&Insurance-$1790.00; Car Insurance-$45;phone/internet/cable-$140.00; Gas/Electric-$250.00; food - $300.00; CreditCards-$18,00013.240%; Loans $5,000 at 18%

Member Payment Dependent Notes Series 593031

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593031	$10,000	$10,000	11.49%	1.00%	October 18, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593031. Member loan 593031 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Farmers Insurance	Debt-to-income ratio:	23.92%
Length of employment:	2 years	Location:	Huntsville, AL

Home town:
Current & past employers:	Farmers Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > I am a District Office Manager for North Alabama. My husband works in I.T. for Boeing. We both have very stable long-term jobs. We will be using the loan funds to pay off High-interest Credit card debt (19-24% ouch). And the additional $2,000 left over will go toward paying the difference on my husband's Auto loan when we sell his car. Paying a $400 car payment is not fun when working toward getting out of debt. We have never been late on any of our payments, utilities, loan, etc.. If you have any questions, please do not hesitate to ask! Thanks!

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,884.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you please specify the debt you have? you're asking for 10k but the page only shows 3k in debt. Thanks.	Yes I have 3k in debt. My husband has 5k and we are selling our car to get out of the $400 car payment each month and that is what the additional money left over will go toward. Thank You for the question.
What do you do at Farmers Insurance and where did you work prior to that?	I am a Office Manager for the District office for North Alabama. I have been working for Farmers for about 5 years and moved, with my husband, to Alabama 2 years ago and received a promotion to run the District Office. Thank You for the question.

Member Payment Dependent Notes Series 593062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593062	$10,000	$10,000	14.35%	1.00%	October 14, 2010	October 21, 2013	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593062. Member loan 593062 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Cisco Systems	Debt-to-income ratio:	2.11%
Length of employment:	< 1 year	Location:	Oakland, CA

Home town:
Current & past employers:	Cisco Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$8,459.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid. Also what do you do at your job? Thank you	I only have two debts: my mortgage and a visa. My mortgage interest rate is 6.0%, fixed for 30, and the monthly payment is $4144.46. I pay around $500/month on my visa. I'm a software product designer and I've been in the computer industry for 18 years.
What was your start date with CISCO?	March 8, 2010

Member Payment Dependent Notes Series 593064

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593064	$17,500	$17,500	11.12%	1.00%	October 18, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593064. Member loan 593064 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,725 / month
Current employer:	Public Health Institute	Debt-to-income ratio:	18.07%
Length of employment:	3 years	Location:	Roseville, CA

Home town:
Current & past employers:	Public Health Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Conslidating my Wells Fargo card and my first LendingClub loan in order to bring down the interest rate on the WF card (13%) and lower my monthly payments. I also plan on paying down the original LendingClub loan amount with next years tax return. I realize I will pay a higher rate for a few months, but would like to lower my overall monthly payments, yet be on a fixed term plan to payoff my debt.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,880.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Public Health Institute? How long have you had your first LC loan?	My title is Application Architect, which means I'm the senior software developer and technical designer. My first loan was issued in January, 2010.
What makes up the ~$78K in revolving debt?	66K on the 2nd for the house and 13.5K on the Wells Fargo card that I'm going to pay off with this loan.
Please list all your typical monthly expenses (mortgage, utilities, cable, phone, internet, autos, insurance, food, credit cards, child care, medical, education, etc.) If you pay off the existing LC loan and the Wells Fargo card what is going to change that will keep you from accumulating more debt? Thank You	vehicle loan: 410 vehicle insurance: 100 cell phones: 60 utilites: 200 phone/internet/cable: 180 lending club: 155 hvac loan: 133 mortgage: 2165 2nd mortgage: 240 We've implemented a strict budget and are using half my two extra paychecks (26 pay periods / year) and tax returns to pay down our debt and the other half is being set aside for the things that keep poping up on us (kid expenses, pipe breaks, a/c failing, etc).
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	vehicle loan: 410, 20,000, 5.2% vehicle insurance: 100 cell phones: 60 utilites: 200 phone/internet/cable: 180 lending club: 155, ~4000, ~9.2% wells fargo: 200, 13,500, ~13% hvac loan: 133, 13,000, ~10% mortgage: 2165, 355,000, 6% 2nd mortgage: 240, 66,000, ~9% Savings: 300 401K: 25,000 IRA: 4,000 I'm the sole wage earner.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	vehicle loan: 410 vehicle insurance: 100 cell phones: 60 utilites: 200 phone/internet/cable: 180 lending club: 155 wells fargo: 200 hvac loan: 133 mortgage: 2165 2nd mortgage: 240 I'm the sole wage earner.
Was your prior lending club loan also for debt consolidation? Was the 13.5K cc debt accrued since your first loan was issued?	The first Lending Club loan was to pay off my BofA card which poped from around 8% to 13%. The Wells Fargo debt was around 11,000 at that time at around 9%. It has since poped up to 13% due to the laws enacted last year.
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	vehicle loan: 410 vehicle insurance: 100 cell phones: 60 utilites: 200 phone/internet/cable: 180 lending club: 155 wells fargo: 200 hvac loan: 133 mortgage: 2165 2nd mortgage: 240 I feel that my job is very secure. No foreseeable expenses or loans. We are woking towards paying off our car, hvac, and lending club loans in the next five years; with the 2nd following that.
Can you provide your proof of income to LendingClub.com?	I have done so, but need to ask them to mark it on my application.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	vehicle loan: 410 vehicle insurance: 100 cell phones: 60 utilites: 200 phone/internet/cable: 180 hvac loan: 133 mortgage: 2165 2nd mortgage: 240 lending club: 155 wells fargo: 200 lending club: ~4000 @ ~9% wells fargo: ~13,500 @ ~13% I'm the sole wage earner.
Member_749913, Can you explain why you'd pay off a 9% loan w/ a 11.12% loan? Thx.	We want to lower our monthly payments in the short term. We are going to pay down the 4,000 from the lending club loan with our tax return next year, so we were ok with paying the higher rate for the next for months. The extra monthly savings will be sent to savings to help cover the little things that keep having to be put on the credit card.
You listed your Gross Income as $7,725. How much of that do you take home after payroll deduction?	I take home 2,655 every 2 weeks.
I have you have at least one car but you did not list expenses related to it, at least not gas and maintenance. How much are they?	We have two cars. I'd say we spend around $150 on gas a month and around $400 on maintenance per year.
You do not list expenses due to income tax and property taxes. How much are they on average per month?	I take home 2,655 every 2 weeks. Property taxes are payed out of the 1st Mortgage payment.
Is your payroll deduction sufficient to cover your income taxes, or is that an additional annual expense?	With the interest write off on the home mortgage and child credits we typically get ~7,000 back from our state and federal tax returns.
Why was this loan originally relisted?	Didn't get my w-2 in on time.

Member Payment Dependent Notes Series 593066

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593066	$12,000	$12,000	13.61%	1.00%	October 18, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593066. Member loan 593066 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,743 / month
Current employer:	SAIF Corporation	Debt-to-income ratio:	10.97%
Length of employment:	7 years	Location:	Newberg, OR

Home town:
Current & past employers:	SAIF Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > This is for a down payment on a home that is listed for $79K on 1/2 acre. Owners are willing to do a contract with a significant amount down. it's far more affordable than paying rent, plus all my commuting expenses will be cut because I will be closer to public transportation or a car pool. All utilities will be cut by at least 2/3. Thank you so much. Borrower added on 10/05/10 > I plan on using the majority of the funds for the down payment on a specific home I am in negotiations with, take care of any small repairs, and cover move in costs, etc. I always pay my bills on time, and most definitely my debts. I have a job that increases in pay every year, I get great reviews, bonuses, and have been there 7 1/2 years. I also make money on the side as an artist, gardener and a professional singer when possible. My goal is to have a simple home I can pay off soon, so that I can do more of those things! Borrower added on 10/07/10 > Property's assessed value is $109K Borrower added on 10/08/10 > My offer has been accepted. Borrower added on 10/12/10 > Costs cut by the purchase of this home- $200 lower a month in utilities $200 lower in rent (I'll be building equity instead) $150 less in gasoline. ($550 less a month!) Car wear and tear cut down dramatically as I now drive 27 miles each way to work. I will no longer have to do that, my commuter pass is free. My car expenses will go down dramatically. This is a major step in reducing my carbon footprint! Borrower added on 10/12/10 > I have added this loan into my housepayment figure. So $200 less a month in rent/home payment, this is included in that. Borrower added on 10/12/10 > I work for a company that is doing extremely well, financially. I have been promoted as of this month and will be adding another $250 to my monthly salary starting in November. Due to my promotion, I have moved into a higher paying bracket (I was maxed out at the other one) and will be diversifying my job skills and taking on more work which will allow me to work more hours. All payments I make are on time, as you will find on my credit report. I am an extremely good borrower in that I make my payments on time. Without this loan, I would not be able to purchase this home. The family selling this home would like for me, personally, to buy it and believe me, it is a very personal investment to me and to my future and my family's future. Please ask questions! Thank you. Borrower added on 10/12/10 > This will actually help me pay down my other debts as well. Borrower added on 10/17/10 > Over 60% and still coming! Thank you, thank you!!!

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,916.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is SAIF Corporation and what do you do there?	Type your answer here. It means State Accident Insurance Fund. We're a non-profit workers comp insurance company, but are also state chartered, which means we follow a lot of government rules and regulations and codes of conduct. I am one of the "little people". The common term would be admin assistant. We have an office of approximately 130 people and I do all of the things no one else wants to do! It could be anything from sending out letters, safety videos, accounting, mail processing, office supply ordering, etc.. I hope this helps you. Thank you very muc!
You have to disclose the source of your downpayment. Borrowing funds to put 'down' is not normally acceptable. The funds have to be sourced and seasoned... not disclosing them as being borrowed is fraud.	Thank you very much for your question. All laws & procedures are followed by the book. I am working with a reputable agent & title company who follow a strict code of ethics and conduct. I am a law abiding citizen and take great pride in that. I am allowed to borrow funds, for this is a contract being offered to homeowner/seller, and I am not dealing wtih a mortgage company.
What happens to your accepted offer if the loan does not fund 100%?	Type your answer here. Thank you for your question. 100% covers closing costs and a few small repairs/move in costs. I have a little cushion as I knew I couldn't be certain of the 100% funding, even though there's a lot of success for other borrowers, I didn't want to assume it would be the same for me... My cushion isn't substatial and I truly could use the entire amount I asked for. Thank you, I hope this helps.
Have you provided Lending Club with your future address and related contact information? (do not provide it here, only provide it directly to Lending Club)	Short answer, YES. Long answer... If this loan doesn't come through, there will be no future address and the notes will be returned promptly. Thank you very much.

Member Payment Dependent Notes Series 593121

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593121	$15,000	$15,000	18.30%	1.00%	October 18, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593121. Member loan 593121 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Jefferson Regional Medical Center	Debt-to-income ratio:	22.06%
Length of employment:	7 years	Location:	Pittsburgh , PA

Home town:
Current & past employers:	Jefferson Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Trying to get the wedding of our dreams with no financial help from our parents Borrower added on 10/07/10 > I just submitted my last two paystubs. Borrower added on 10/07/10 > My fiance and I will be spliting the monthly payments and he also has a full time job. He installs security for ADT. Borrower added on 10/15/10 > We just wanted to say thank you to all the investors who have helped fund our loan so far, you don't know how much it means to us! Also, thank you to all the future investors.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,207.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer JRMC? (2) Transunion Credit Report shows $22,207 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I do ultrasounds of the heart. I dont have a home equity loan. My fiance and I are splitting the payments. He has a full time job as well. We plan to pay the bulk of this with the money we reveive at our wedding and my parents are also going to contribute to the payments in a year and a half once their car is paid off. I would say we should pay this off within 3 years but we asked for 5 just so we dont overextend ourselves before the wedding.
Have you submitted your income verification to lendingclub? If so, when?	I'm sorry i'm not sure what i'm supposed to submit. I verified my back account and e-mail address.
1. how much is your rent? car payment? 2. please list the balances, interest rates, and required monthly payments on your current debts.	I pay $350 in rent and $300 car payment which will be payed off in 1 year. I pay approx $400 in credit card bills,
How much income does your fiance earn? How much debt is he bringing into the equation?	He makes 35,000 a year. The only debt he has are student loans.

Member Payment Dependent Notes Series 593152

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593152	$25,000	$25,000	11.12%	1.00%	October 19, 2010	October 19, 2013	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593152. Member loan 593152 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Fairfax Imaging, Inc	Debt-to-income ratio:	4.75%
Length of employment:	10+ years	Location:	Mobile, AL

Home town:
Current & past employers:	Fairfax Imaging, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > This is my 2nd loan with Lending Club. The last loan I had was for 15,000 usd and has been fully paid off. The loan is used to purchase fishing boat valued around 30,000usd. Last time I requested load, lots of people ask about my jobs. I am a software engineer in the Core Development Department. My primary role in this team is to head the future development efforts of the Company’s software. Recently, I have been task update our current system using the SAAS Model. Basically, take our current Quick Modules Document Management System and make it accessible to our client via the Web. The ideal in the SAAS Model is the customer no longer needs to buy the software but instead rent it. The software itself will be host by Fairfax and the customer will login and use it like normal (as if it was installed on their PC). This approach alleviates the hassle of customers having to constantly maintain the software when it is installed on their PC. If you need more detail on the SAAS Model, this information is readily available on the internet. Borrower added on 10/05/10 > This is my 2nd loan with Lending Club. The last loan I had was for 15,000 usd and has been fully paid off. The loan is used to purchase fishing boat valued around 30,000usd. Last time I requested load, lots of people ask about my jobs. I am a software engineer in the Core Development Department. My primary role in this team is to head the future development efforts of the Company’s software. Recently, I have been task update our current system using the SAAS Model. Basically, take our current Quick Modules Document Management System and make it accessible to our client via the Web. The ideal in the SAAS Model is the customer no longer needs to buy the software but instead rent it. The software itself will be host by Fairfax and the customer will login and use it like normal (as if it was installed on their PC). This approach alleviates the hassle of customers having to constantly maintain the software when it is installed on their PC. If you need more detail on the SAAS Model, this information is readily available on the internet. Borrower added on 10/12/10 > Employment status: - 14+ years with current company - $130,000 / year salary - IT Department under Core Development Team - key engineer who heads the future development efforts Borrower added on 10/12/10 > Financial status: - excellent credit history (no late payments) - positive net worth ($225,000+) - approx $2,500 total fixed monthly expense (bills, mortgage, etc) Borrower added on 10/12/10 > Personal status: - very honest, trustworthy and hard-working - have traveled to most US states and most of Asia - recreational hobbies include fishing (reason for loan), billiards, swimming, and movies - no criminal records (other than the normal speeding tickets)

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,889.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did you keep your previous LC loan for the full term or pay off early? If latter, after how many months?	The previous LC loan was for 3 yrs term but I was able to paid it off in 9 months.

Member Payment Dependent Notes Series 593161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593161	$25,000	$25,000	16.32%	1.00%	October 19, 2010	October 19, 2013	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593161. Member loan 593161 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,167 / month
Current employer:	IBm	Debt-to-income ratio:	15.57%
Length of employment:	< 1 year	Location:	CHICAGO, IL

Home town:
Current & past employers:	IBm
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	26
Revolving Credit Balance:	$37,101.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating with this loan? What do you do at IBM?	I am a Project Manager at IBM. This will help me consolidate loans, even though interest rates are in the same range.
Please list your debts to be consolidated with remaining balance and interest rate. Also, what is your band?	Type your answer here.Band 8

Member Payment Dependent Notes Series 593188

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593188	$1,000	$1,000	13.98%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593188. Member loan 593188 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Mello Velo Bicycle Shop	Debt-to-income ratio:	14.60%
Length of employment:	1 year	Location:	SYRACUSE, NY

Home town:
Current & past employers:	Mello Velo Bicycle Shop
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$479.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Mello Velo Bicycle Shop and where did you work prior to that?	I am the head mechanic. Business is slowing down for the winter so I am in the process of looking for more part-time work. Before I worked at Mello I worked at my parents' cabinet shop called Cab Fab for about a year and a half. That was putting a lot of stress on out family being together so much so I decided to remove myself from that situation.
What is the purpose of this loan?	I am employed by a small bike shop right now, which is obviously a seasonal job in central NY. It is started to get colder out and I am no longer working full time. I have had several job interviews the past week or so and I am in need of some extra cash to pay the bills in this transition period.
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	My rent and all utilities ranges from $380 to $410 depending on the season, I have a $50 a month cell phone bill, a car loan at $110 a month, and my car insurance is about $100 a month. I typically spend about $200 a month on food, so my total expenses come out to about $880 a month. At the moment I am making $1200 a month at the bike shop, but I am in the process of finding a new full time job for the winter. Everything I've interviewed for so far starts at $10-11 an hour, and that will come out to be just about what I'm making now.

Member Payment Dependent Notes Series 593189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593189	$25,000	$25,000	11.49%	1.00%	October 19, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593189. Member loan 593189 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Bechtel	Debt-to-income ratio:	15.49%
Length of employment:	1 year	Location:	silver spring, MD

Home town:
Current & past employers:	Bechtel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > This is for improvemnts to the house, windows and kitchen appliences

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,788.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Bechtel? It says you've only been there a year; what did you do before? How far along are you in your mortgage?	I am an engineer, I put together design packages or upgrades to equipment for customers. Before that I was at Lockheed martin for 9 years. Morgage term is for 30 years and I got 28 years to go.

Member Payment Dependent Notes Series 593211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593211	$25,000	$25,000	15.21%	1.00%	October 19, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593211. Member loan 593211 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	Alston & Bird	Debt-to-income ratio:	8.80%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Alston & Bird
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	35
Revolving Credit Balance:	$103.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a detailed loan description.	I'm not sure what you mean by "detailed loan description"? Let me know what you need and I can provide.
Please fully describe the home improvements that you will undertake with the loan proceeds.	I purchased a foreclosed home in Los Angeles. I've invested $40,000.00 into the home replacing the bathrooms, floors, and windows. I need this additional amount to finish the kitchen.
Investors will be more confident about funding your loan if your (1) income was verfified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	verified.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field?	I'm attorney at a large national law firm. I am a litigator on the partnership track. I've been with my firm for four years.
Are your intentions to sell the foreclosed home once it's all fixed up? Do you have a time frame for this? How does this factor in to possibly paying off this loan early?	I bought the home as a personal residence and I plan on staying in it for the foreseeable future. I plan on paying this debt as currently structured.
What was the reason for the delinquency on your credit profile, just 35 months ago? Also, as I can see you have an almost $0 balance on any credit lines you have in your name....Are you going with cash for everything? What are your budgeted monthly expenses AND TOTAL INCOME? Do you have any other liquid or retirement and or investment savings, in the event of something unforeseen? i.e. 8 months emergency fund of your expenses? Thanks in advance for your response!	(1) The delinquency is in dispute regarding an interest charge posted on a closed credit card. The charge off was for approximately $5.00. (2) Yes, I've paid for the renovation entirely with cash on hand. (3) Monthly expenses including student loans, car payment, and mortgage are $5,700.00. After-tax monthly income is $10,700.00. I have a scheduled raise for 1/1/11 (+15k per year) and a bonus equal to or greater than $23,000.00 to be deposited on 12/31/10. (4) My cash on hand is $28,450.00. I have other liquid assets (gold), but I have no plan on liquidating as I believe I've budgeted correctly to repay this loan with current income (but selling would, of course, be possible).

Member Payment Dependent Notes Series 593238

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593238	$24,000	$24,000	16.45%	1.00%	October 19, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593238. Member loan 593238 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	All Star Directories	Debt-to-income ratio:	10.33%
Length of employment:	< 1 year	Location:	Bothell, WA

Home town:
Current & past employers:	All Star Directories
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > I am a Sr. Systems Administrator and have been in the field for 6+ years. I have maintained a clean credit report (7+ years) with not even a 30 day late. The main reason I am looking for a loan is to fund the replacement of my 30 year old furnace that is on its way out. With the left over funds from the furnace replacement, I would like to consolidate my high interest credit cards and forever get rid of them. Thank you for your assistance and feel free to email me with any questions or concerns. Borrower added on 10/06/10 > I'm currently getting quotes for the furnace replacement so far they are varying from $8,500 to $10,000; I would prefer to stay on the low to middle ground there. My home has some 'special needs' since the furnace is located in small closet in the basement and it's really shoe-horned in there. The current models I'm being quoted are York TM8X furnace and YHJF heat pump. Going with the furnace and heat pump system will allow me to get the $1500 federal tax rebate, since I can’t fit a high efficiency furnace without major remodeling. Borrower added on 10/06/10 > As for my debt consolidation goes the remainder of the funds will go to that. Chase seems to be out to get me as they acquired a lot of my credit cards and then turned around and lowered my limits and raised the rates. So to say I want to get rid of their cards for good. Here is the current list of my credit cards, balances and interest rates. I hope to pay off with this loan… Chase Slate - 6928.47 @ 23.24% Chase Sony - 3234.90 @ 27.24% Chase WaMu - 2823.81 @ 28.24% Chase Kohl’s - 384.06 @ 21.90% Lower interest rate cards… Bank of America - 7942.05 @ 16% ~$154 minimum HSBC Household – 415.00 @ 0% ~$15 minimum

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,324.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I notice that chase bank's loan percentage is in the 20s. Thst is ridiculous. I am going to help but please let us know what you did for livihood before joining All Star Directories. Also, give us small view of your past employement and employers, do you have more income in the household? Also, L.C. is not giving you an opportunity to get the loan and then not keep your commitment. They are the best tool yet to help "a man in need". You know better than me they are more humannistic than the banks. So, we will help you, but you must repay us and help other people along the line.	I worked as a contractor for Microsoft about a year and prior to that I worked for BlueArc Corporation for about 2.5 years. My position as a Systems Administrator is pretty stable, but to gain more knowledge and better opportunities I???ve had to shift companies. I took the opportunity at All Star Directories because it is a full time position with benefits and the salary is much more than what I received at Microsoft. Currently I am renting out a room to help out a friend and my mother which also lives with me is assisting with household expenses, but I am able to handle all the monthly expenses without issue. My monthly expenditures are around $3000 for mortgage, utilities, insurance. I am fully committed to paying off this loan and the rest of my debts and my goal is to be debt free. I hope my track record speaks for itself. In the future I hope to be on the other side of the fence and will be able to assist others as others have helped me. Please let me know if I could answer any other questions. Thanks.

Member Payment Dependent Notes Series 593254

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593254	$10,000	$10,000	18.30%	1.00%	October 18, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593254. Member loan 593254 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,542 / month
Current employer:	Sunbelt Rentals	Debt-to-income ratio:	8.83%
Length of employment:	5 years	Location:	Woodbridge, VA

Home town:
Current & past employers:	Sunbelt Rentals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/05/10 > I want to pay my debt that I owe I have no interest in going backwards. I have been at my job for over 5 years and I am not going anywhere. With this loan the only debt I would have is this loan and my mortgage. I do have monthly expenses like gas, food, etc. I own my house but I dont have equity in it so I am unble to get home equity loan. I am not looking for handout just want to stay ahead and not become a statistic. I have chosen a loan that will take a little longer to pay off but is well within my budget. I hope someone looks at me as someone trying to address a statistic before I become a statistic. My credit score is good and climbing. I hope someone looks at this at someone who is addressing their responsibilities and trying to take action.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,947.00	Public Records On File:	1
Revolving Line Utilization:	62.20%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage HELOCs 2) How much is your home currently worth? use zillow.com for a free estimate. I understand that you have negative equity, I'd still like you to answer these two questions. 3) What was the public record 92 months ago? Divorce? Bankruptcy? What was the disposition? 4) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For example, Citi Visa, $2000 balance, 23.9% APR, $200 per month. There are hundreds of people on Lending club looking for funding, your answers will help me and others decide who to fund. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	1) Home Balance 169k 2) Home worth per Zillow 187k 3) Bankruptcy 7.5 years ago Discharged 4) Cap One MC /$2300/12.15% 4) Chase Visa/ $1400/24.24% 4) Juniper MC/ $2400/14.99% 4) Lowes/ $1600/22.99% 4) Macy's Visa/ $2800/24.5% 4) Orchard MC/ $1700/ 19.99% 4) Walmart/ $300/ 22.90% 4) Wells Fargo-auto/ $2900/ 14.24%
Please explain your public record. Thanks!	Bankruptcy 7.5 years ago. Went to rehab Clean/sober 8 years
I see that you have over 15k in revolving debt by the figures you set out here. But you expect that if this loan funds you will only have this loan to pay and your mortgage. Is there other money coming in to settle you debts from somewhere?	I asked for 18k in hopes of covering all of it. The club approved only 10k. Right now things are very tight and if I can get everything into 1 payment that would be great. If not this amount would greatly help relieve the pressure. I would then be able to pay the rest without any help.
Which of your debts do you plan on paying off with this loan?	The ones with the highest interest rate would be covered with this.
Good Morning, Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Sent to Lending club yesterday Oct 07, 2010 5:14pm EST

Member Payment Dependent Notes Series 593259

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593259	$24,000	$24,000	10.75%	1.00%	October 19, 2010	October 19, 2013	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593259. Member loan 593259 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	safavieh	Debt-to-income ratio:	20.03%
Length of employment:	10+ years	Location:	new york, NY

Home town:
Current & past employers:	safavieh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > to pay off my debts. Borrower added on 10/07/10 > to pay off my high interest debts .. Borrower added on 10/07/10 > i always pay my credit cards bill on time, hardly ever late. but with the high interest and bad decision when i was younger purchasing without thinking i accumulated high balances. i would like to borrow a low interest loan to help pay off all my debts. so i can finally move forward with my life debt free. Borrower added on 10/11/10 > Please help fund my loan. Need to pay off debt. Thanks. Borrower added on 10/14/10 > 4 more days and funding my loan expires, please help. i want to thank to all the people who had invested in my loan. Thanks. i really appreciate your help. Borrower added on 10/17/10 > thank you all for your support.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,870.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list all your debts and the interest rate for LC?	Can you list all your debts and the interest rate for LC? 1- amex $931 - 14.4% 2 - amex $336 - 16.24% 3- amex $847 - 11.24% 4 - citibank master card $7111 -29.9% 5 - chase visa $503 - 22.24% 6 - chase visa $2591 - 17.24% 7- chase visa $1062 - 26.24% 8 - chase visa $3339 - 19.24% 9 - bank of america loan $6025 - 20.99% here are the debts and their interest rate as requested.
.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.. Are you the sole wage earner? Thanks.	these are all estimates per month. car expense ( drive to work everyday ) - $250 car insurance - $ 105 cable/internet/landline phone - $104 cell phone - $80 food - $300 no gym, childcare. i live at home under my parents roof, mom is a housewife, dad got laid off since march 2010. since i live with my parents, yes i am the sole wage earner and i give my parents around $400-600 spending money depending if i do enough overtime at work.
What is safavieh and what do you do there?	Safavieh is a furniture retail company. Www.safaviehhome.com. I work in the corporate office. Accounts payable.

Member Payment Dependent Notes Series 593607

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593607	$10,000	$10,000	14.72%	1.00%	October 14, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593607. Member loan 593607 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Fabricut inc	Debt-to-income ratio:	11.01%
Length of employment:	< 1 year	Location:	Sturbridge , MA

Home town:
Current & past employers:	Fabricut inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > I was offered a position to increase my territory and earn more money. I took the job and have been working in my new territory since the start of sept. I need this money to help me pay my credit card bill for my relocation costs. Borrower added on 10/08/10 > I relocated with my family wife and her two young children. I support all three of them since her ex husband never pays child support and claims a operating loss on his personal training business. He filed for a block to take the kids out of Nj and move them to Massachusetts. I need this money for my relocation costs of 5k and the attorney retainer is 5k. I have out of cash and need this loan to fight for custody removal of my wifes kids. This man abused her and just assaulted her at a child drop off exchange. It has been a very stressful l last 35-40 days. I would adopt my step children in a minute. They already call me daddy since I'm here supporting them everyday going to school being involved with their start of day to end of day. I'm happy to have opportunity to work in this new territory but this roadblock is hitting me hard when it comes to paying for it. I have laid my heart out in this description. Please help me and my family. I asked everyone I know for the money, my bills are paid every month on time and most of the time early. I am begging you all for help. We need this to keep our family intact. Thank you. Borrower added on 10/09/10 > I just want to thank you all for helping my family stay together. Our next court date is 10-13-10. I am praying for the rest of the funding to come soon. I don't want to go to court without a lawyer. I am not in law I'm in sales. My wife is a nervous wreck. I'm hoping my credit, my stable good job will be warranting of your investment in my family. We need help thank you so much.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,230.00	Public Records On File:	1
Revolving Line Utilization:	80.70%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Fabricut inc and where did you work prior to that? Have you already moved to the new location?	Hello, I have been a textile sales rep on the wholesale side for 8years. This was a promotion but I had to lay out money to get myself and family up to MA. My territory consists of Ny,ct, ri, ma, vt, me, and nh. I worked for a competitor in the same industry previous to this position. I already did move but I'm very low on cash since I just relocated my entire family. Please help I won't let you down. I Good for the money. My wife is starting her job on Monday so things are looking up but I neeed to pay a lower % on the money than what capital one is offering me on a credit cad. Thank you
What was the reason for the public record over 7 years ago? I see you have a revolving balance of 3,200 but you are at almost 81% for utilization..That is a very low amount to be so close to your max. 5 inquires in 6 months is quite a lot. Please answer these questions, I want to help but these are my concerns. Look forward to your response.	No problem fair questions. I was in my early 20's 7 years ago. I signed for a auto loan for what I thought was going to be my wife, we were together all through high school. She bailed on me could not find her anywhere my atty told me to file so I could start over again. I wish I never signed for that auto loan. I learned my lesson. Big time. As far as the recent inquiries I was trying to get a lower rate on credit cards. I was paying very high interest rates because of punishing me for filing over 7years ago. I paid my price and did my time. Im still looked at like I can't pay to the major banks. I haven't missed a bill payment in almost 8years. My wife lost her job this summer and we had to use my cards for a little while. But things are getting better for us. Please look at the history of my payments in the recent years. Most of the time I'm early paying. I also have 3 monthly bills that will paid to zero balances by the end of this year. I'm in good shape just need some breathing room and not pay high interest on my cards. Please help I will not let anyone down. I paid my price for the public record. I just need someone to look at it and not just deny because of simply that. I was young when I signed that loan for ex fiancee but I'm older and wiser now especially when it comes to money. Thank you

Member Payment Dependent Notes Series 593617

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593617	$7,000	$7,000	13.98%	1.00%	October 15, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593617. Member loan 593617 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	13.72%
Length of employment:	2 years	Location:	Buffalo, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Looking to consolidate a high interest personal loan and a credit card into one loan. I have great payment history and great credit. Borrower added on 10/06/10 > The question has been asked of me so I thought I would put on the front page my source of income. It is a combination of rental income from a duplex I own. (both units rented I live in another duplex with my fiancée which she owns). Additionally I am self-employed full time as a financial planner.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	55
Revolving Credit Balance:	$5,412.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	A combination of sources: I have a duplex which I rent out both units (I live with my fianc??e in here duplex). I have had this building for 3 yrs and both tenants are in leases. This income pays most of my fixed overhead costs. Additionally I am self-employed as a financial planner. I have been doing this full time for a year and a half. (been doing investment related things longer)
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. List the principal and the interest rate for each loan to be paid off. 3. Explain the delinquency that occurred 55 months ago. Thank you in advance for your response.	My monthly expenses are: $900 mortgage (taxes&insurance) $190 personal loan (to be paid off with this loan $5500 principle, 24% interest) $75 car insurance (car paid off) $400 includes utilities and rent to fiancee. $60 credit card (@25%) with balance ~$2000 which the remainder of this loan will pay down as much as it will. My income from my rental properties is $1250/month which as you can see covers most of my fixed payments As I mentioned the rest of my income comes from my self employment as a financial planner. This loan will go to pay a personal loan taken out two years ago to pay for some home repairs. Regarding the delinquency Over 4 years ago I disputed this as I have never to my recollection missed a payment on any accounts. It is reported as 30 days late I don't recall it. I hope this answers your questions, thank you for considering my loan.

Member Payment Dependent Notes Series 593733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593733	$8,000	$8,000	14.35%	1.00%	October 13, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593733. Member loan 593733 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Call One	Debt-to-income ratio:	14.28%
Length of employment:	10+ years	Location:	Oak Park, IL

Home town:
Current & past employers:	Call One
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > We are now in the position to remodel our basement. The loan is to get it done by Christmas and keep the debt off of credit cards.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	34
Revolving Credit Balance:	$22,673.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Call One and what do you do there?	I am a sales manager, http://callone.com/ we are a ATT reseller for voice and data.
My questions: (1) What is current position (Job/What you do) for employer Call One? (2) Transunion Credit Report shows $22,673 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. I am a sales manager at call one www.callone.com. 2. The revolving debt is credit card debt. My husband just got a good paying job also, he was laid off for a few months. The total payment on the debt is about $400, now that he is employed we are doing $1000 a month. We were going to wait on the remodel but we need it done for Christmas as we have family coming to town. 3. Our plan is to pay off the credit card debt first as it is at a higher interest rate, depending on my year end bonus we may be able to have the credit card debt gone in a year. So to answer your question the very earliest is would be no sooner then 2 years.

Member Payment Dependent Notes Series 593735

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593735	$15,000	$15,000	11.86%	1.00%	October 19, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593735. Member loan 593735 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,383 / month
Current employer:	KPMG LLP	Debt-to-income ratio:	7.35%
Length of employment:	1 year	Location:	Clarkston, MI

Home town:
Current & past employers:	KPMG LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > I will be using these funds for engagement party and wedding related expenses. I am a CPA with a very stable job at a big 4 public accounting firm, specializing in the government contracting and financial services industries. I have excellent credit, and have a strict budget with low expenses, enabling me to easily make the payments for this loan. Borrower added on 10/11/10 > My monthly budget is as follows: Monthly Cash Inflow : $3,068 My portion of rent: 400 Comcast & utilities: about 225 Groceries, misc.: 300 Car insurance,gas: about 210 Entertainment: about 100 Net Cash Surplus: $1,833 My budget would easily allow me to make monthly payments of $332.61 per month.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,067.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to do about living arrangements once married? How much do you anticipate your rent increasing to? What does your fiance do?	Our living arrangements will remain the same for some time (Appartment rent $400 each). My fiance is a middle school teacher for a charter academy.

Member Payment Dependent Notes Series 593793

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593793	$15,000	$15,000	13.61%	1.00%	October 15, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593793. Member loan 593793 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,262 / month
Current employer:	Solano County	Debt-to-income ratio:	13.10%
Length of employment:	4 years	Location:	Fairfield, CA

Home town:
Current & past employers:	Solano County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > Hello everyone. I plan to use the money to pay off all of my unsecured high interest debt and purchase a used car for my fiancee. My bank and mortgage company require a minimum of $7,500 for a used car loan. My fiancee and I want to spend $5,000 at the most for her car. My car is fairly new, mechanically sound and is reliable so it will serve as the main vehicle for our household. I am a criminal prosecutor working for local government. I have been a practicing attorney since 2004. All of my service as an attorney has been as a Deputy District Attorney. I have been at my current job since October of 2006. My job is very stable because I have prosecuted all types of cases in my young career: Juvenile, Gang, Drug, Misdemeanor and General Felony cases. I am referred to as the "utility player" at work becasue I can handle any assignment and I pitch in wherever needed. I am a full time employee and hope to retire as a Deputy District Attorney or a Judge in my county of employment.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	51
Revolving Credit Balance:	$10,461.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
It would really help your loan progress if you VERIFY your income with LC. If you haven't done so, call your LC contact and find out what is required. It will help.	I just sent an e-mail to LC asking how I can verfiy my income.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I just purchased my first home and I incurred some unsecured debt as a result. I had to purchase several durable goods as well as items ancillary to owning a home: a lawn mower, edger, washer and dryer, refrigerator, power tools, cleaning supplies, paint, etc. Sears $1805.17, 25.24% APR, pay $100.00 per month. Home Depot $819.89, 25.99% APR, pay $50.00 per month. Wells Fargo $3574.49, 20.30% APR, pay $125.00 per month. Capitol One $504.00 17.90% APR, pay $100.00 per month. WAMU $1966.69 16.24 APR%, Pay $ 81.00 per month. TOTAL: $8760.07 ***ALL DEBTS ABOVE TO BE PAID OFF WTIH THIS LOAN*** Remaining $6329.00 will be used to purchase a car for my fiancee. Her car broke down and is no longer viable. Our soon to be household only has one car for the two of us right now. The purchase will be a private party cash purchase and will not exceed the amount listed above. She is focusing on paying/saving for our wedding and it would be ideal if I can provide the car for our household. The purpose of the loan is to consolidate my monthly payments into one payment with a lower annual percentage rate and pay off my debts sooner. I can also purchase a car for the love of my life and have the car paid off in three years without drastically exceeding the amount I pay toward all of my debts listed above. ($456.00 above compared to $509.00 payment on this loan) I am an Attorney. I tried to verify income today but I was advised by my LC representative that verification is not necessary as the loan has been approved by LC and my income and employment have already been verified. Regards
Your credit history report mentions a delinquency approximately 51 months ago. What was this related to and how did it happen? Keep in mind that I plan to invest in your loan regardless of the circumstances, so please respond with as much candor as possible.	It was related to a credit card debt I fell behind on while I was out of work. I was unemployed for about one year after law school. I graduated law school in June 2003, was licensed to practice law in May 2004 and began my first job in June 2004. When I got back on my feet financially I paid the debt off. In fact, I have a mortgage from the same company I had the delinquency with.

Member Payment Dependent Notes Series 593800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593800	$5,700	$5,700	11.12%	1.00%	October 14, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593800. Member loan 593800 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,375 / month
Current employer:	YES Prep Public Schools	Debt-to-income ratio:	14.79%
Length of employment:	< 1 year	Location:	Pearland , TX

Home town:
Current & past employers:	YES Prep Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > This loan is to cover my mother's funeral expenses after her insurance company has failed to pay the funeral expenses. Borrower added on 10/06/10 > I need this loan in the next 1-2 days to pay for burial services. Borrower added on 10/06/10 > I need this loan in the next 1-2 days to pay for burial services.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,820.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 593837

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593837	$1,000	$1,000	16.32%	1.00%	October 14, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593837. Member loan 593837 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Bill Batemans Bistro	Debt-to-income ratio:	5.33%
Length of employment:	3 years	Location:	Glen Burnie, MD

Home town:
Current & past employers:	Bill Batemans Bistro
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,875.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 593880

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593880	$6,400	$6,400	17.19%	1.00%	October 13, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593880. Member loan 593880 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	n/a	Debt-to-income ratio:	10.04%
Length of employment:	6 years	Location:	aurora, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > we have relatives visiting us from europe, only staying for 2 weeks, we would love to take them on vacation, so we are kind of in a hurry with the loan. please help us out asap. thanks Borrower added on 10/09/10 > please please, we are reliable people who just can't afford to take grandma and grandpa on vacation with grandchildren. really could use the money by monday, tuesday latest.thank you....

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,824.00	Public Records On File:	0
Revolving Line Utilization:	68.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer? Sources of income?	self employed, own a custom furniture and cabinets business
What is your source of income? Thank You	own a company, custom cabinetry Fine wood furniture and accesories
Where are you planning on going on vacation?	we have friends living in Florida, Orlando, so that would be our destination. our oldest son just turned 3 so we would love to celebrate his B-day in Disneyland.

Member Payment Dependent Notes Series 593901

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593901	$6,000	$6,000	7.88%	1.00%	October 15, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593901. Member loan 593901 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,708 / month
Current employer:	COSTCO	Debt-to-income ratio:	10.65%
Length of employment:	5 years	Location:	PEMBROKE PINES, FL

Home town:
Current & past employers:	COSTCO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > THIS LOAN WILL BE USED IN A ESTABLISHED RELATIVE'S BUSINESS. I HAVE BEEN A GOOD BORROWER WITH LENDING CLUB. MY MONTHLY BUDGET IS COVERED EASILY WITH MY INCOME. THE COMPANY WHICH I WORK IN, IS A VERY STABLE COMPANY HERE IN USA AND HAS EXCELLENT RELATIONSHIP WITH THEIR EMPLOYEES.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$289.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 593916

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593916	$5,000	$5,000	13.98%	1.00%	October 14, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593916. Member loan 593916 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	ASM Research	Debt-to-income ratio:	14.01%
Length of employment:	6 years	Location:	Middle River, MD

Home town:
Current & past employers:	ASM Research
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,646.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 593940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593940	$8,000	$8,000	7.51%	1.00%	October 13, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593940. Member loan 593940 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	SUPERIOR PLUMBING	Debt-to-income ratio:	22.23%
Length of employment:	6 years	Location:	BUZZARDS BAY, MA

Home town:
Current & past employers:	SUPERIOR PLUMBING
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	33
Revolving Credit Balance:	$3,393.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list your debts (creditor, amount, interest rate) and which you will pay off with this loan.	Type your answer here.monthly rent 50.00 and my positions is apprentice plumber
Hi. Can you comment on your delinquency 33 months ago? Also, what loans will you consolidate with this loan? Thanks.	Type your answer here.the delinquency was an oversight on my part.
What is the amount of your monthly rent? What is your position at Superior Plumbing?	Type your answer here. 50.00 us the monthly rent and my position at superior plumbering is apprentice plumber

Member Payment Dependent Notes Series 593988

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593988	$4,800	$4,800	7.88%	1.00%	October 15, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593988. Member loan 593988 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	City of Cedar City	Debt-to-income ratio:	21.14%
Length of employment:	3 years	Location:	Cedar City, UT

Home town:
Current & past employers:	City of Cedar City
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,333.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Cedar City?	I am the head maintenance supervisor for all of the Cedar City; city buildings as well as the airport and new aquatic center.

Member Payment Dependent Notes Series 594013

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594013	$6,400	$6,400	15.21%	1.00%	October 14, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594013. Member loan 594013 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	John Hancock	Debt-to-income ratio:	12.75%
Length of employment:	4 years	Location:	Chelsea, MA

Home town:
Current & past employers:	John Hancock
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/10/10 > The reason for this loan is to be able to pay off all of my credit card with lower interest rate then my credit cards which ranges from 19.99%-22.99% that I am currently making the minium payments which I am paying between $20-$50 monthly. I would to able to make one monthly payment. I am a New Business Check Coordinator, which processes all incoming checks and wires for all Life Insurance policies. My current position is very secure and the workflow is quite steady. I am a very good borrower as I previous borrowed from a bank in the past and has paid off the loan in full. Thank you for taking the time to consider my loan request.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,047.00	Public Records On File:	1
Revolving Line Utilization:	46.50%	Months Since Last Record:	48
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us the reason for the public record 4 years ago?	This was an old credit card debt which I incurred when I was young. I have paid off this credit card debt even though my credit report reflects that I have a public record, this debt has been settled and resolved.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I am a new business check coordinator processing all incoming check for life Insurance. I am not sure of the interest rate of the credit cards. With this loan I would like to pay off all of my credit once and for all.
Can you list your monthly income after payroll deductions, expenses, taxes, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	Hi, Thank you for taking the time to consider my loan request. Below is the information you requested. Net Income after deduction:$2,063. Expenses Total: $1,499.00 (Phone, Electric, Cable, Internet, Grocery & Needs, Monthly T-Pass, Rent (Heat and Hot Water is included), Credit Cards, Eastern Bank-persoanl Loan. As I rent I do not have a mortgage or pay property taxes. As I have stated in my loan description my job is quite secure as the workflow is quite steady. As far as your question regarding any foreseeable additional expenses/ loan I don't not forsee an additional expenses or need for additional loan. Thank you again for taking the time to consider my loan. I am credity worthy and responsible to be able to pay back this loan. Thank you,

Member Payment Dependent Notes Series 594022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594022	$8,000	$8,000	11.12%	1.00%	October 15, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594022. Member loan 594022 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	US Army	Debt-to-income ratio:	6.72%
Length of employment:	6 years	Location:	Tacoma, WA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,506.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please detail all of your current debts and what you intend to pay off if your loan is issued. I understand your desire to consolidate existing debt -- has anything occured to aboid accruing new debt?	the unsecure debt is primarily based in two credit cards, an Amex with ~$4,700 at 14.5%, and a MC with ~$2,300 at 12.9%. the remaining $1,000 if the loan is intendend to cover miscellaneous short term expenses such as auto insurance premiums, costs associated with an upcomming addition to the family, as well as minor home repair issues. a majority of the debt accrued over the last nine months. because of unforseen family emergencies, and travel costs associated with them. i am currently an E-6 in the military stationed at Joint-Base Lewis McChord, WA. I am a paramedic and emergency room technician. as i recently recieved this promotion, i now make ~$350 more per month than I did as an E5. currently, we maintain a balanced budget, even when factoring 10% of our monthly net income to savings. our plan is to consolidate, save, early payoff, and live debt free. I currently have 3.5 years remaining in my military service obligation.
When is the end of your current enlistment contract? If within next 3yrs, are you eligible to reenlist? Are you married? If so, what is the income / debt your spouse adds to the household? Thank you.	.the unsecure debt is primarily based in two credit cards, an Amex with ~$4,700 at 14.5%, and a MC with ~$2,300 at 12.9%. the remaining $1,000 if the loan is intendend to cover miscellaneous short term expenses such as auto insurance premiums, costs associated with an upcomming addition to the family, as well as minor home repair issues. a majority of the debt accrued over the last nine months. because of unforseen family emergencies, and travel costs associated with them. i am currently an E-6 in the military stationed at Joint-Base Lewis McChord, WA. I am a paramedic and emergency room technician. as i recently recieved this promotion, i now make ~$350 more per month than I did as an E5. currently, we maintain a balanced budget, even when factoring 10% of our monthly net income to savings. our plan is to consolidate, save, early payoff, and live debt free. I currently have 3.5 years remaining in my military service obligation.
What credit cards do you plan to pay off and what are the interest rates?	the unsecure debt is primarily based in two credit cards, an Amex with ~$4,700 at 14.5%, and a MC with ~$2,300 at 12.9%. the remaining $1,000 if the loan is intendend to cover miscellaneous short term expenses such as auto insurance premiums, costs associated with an upcomming addition to the family, as well as minor home repair issues. a majority of the debt accrued over the last nine months. because of unforseen family emergencies, and travel costs associated with them. i am currently an E-6 in the military stationed at Joint-Base Lewis McChord, WA. I am a paramedic and emergency room technician. as i recently recieved this promotion, i now make ~$350 more per month than I did as an E5. currently, we maintain a balanced budget, even when factoring 10% of our monthly net income to savings. our plan is to consolidate, save, early payoff, and live debt free. I currently have 3.5 years remaining in my military service obligation.

Member Payment Dependent Notes Series 594026

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594026	$8,500	$8,500	11.49%	1.00%	October 15, 2010	October 21, 2013	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594026. Member loan 594026 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,720 / month
Current employer:	Ortho Organizers	Debt-to-income ratio:	15.11%
Length of employment:	10+ years	Location:	Oceanside, CA

Home town:
Current & past employers:	Ortho Organizers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > I am paying very high interest on my Bank of America credit card and my minimum is 259.00/mo which would take me 29 years to pay off. In the end I will have paid them roughly $25,000. I work very hard for my money and I know I can do better. A dear friend referred Lending Club to me after hearing my situation. I hope to find a win win here. :) Borrower added on 10/09/10 > List of total debts owed as of 10-8-10: Sears Credit Card remaining balance: $230 min. payment: $10/mo APR: 20.40% North County Credit Union (Car Loan) remaining balance: $2100 min. payment: $142.73/mo APR: 6.99% Bank of America Credit Card (This debt will be paid off with the loan from the Lending Club) remaining balance: $8267.00 min. payment: $256.00 APR: 24.24%

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,082.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Please provide a description as to the purpose of this loan. You can go back into your loan profile and add one. (contact Lending Club to find out how) Many lenders by-pass loans with no description. In your loan description please add the following answers to the following questions: 1. What is the purpose of this loan? 2. Please list each of your debts/credit cards, their balances, APRs and minimum payments. 3. Please list how much your total monthly expenses are. 4. What is your position at Ortho Organizers? 5.Do you have a savings account or emergency fund? Thank you!	I work for is the fastest growing orthodontic company in the world. I am responsible for quality assurance and the assembly of orthodontic products. It is a very stable company and position. I have been working there for 11 years now and love my job. I have and maintain a savings/emergency fund account.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	List of total debts owed as of 10-8-10: Sears Credit Card remaining balance: $230 min. payment: $10/mo APR: 20.40% North County Credit Union (Car Loan) remaining balance: $2100 min. payment: $142.73/mo APR: 6.99% Bank of America Credit Card (This debt will be paid off with the loan from the Lending Club) remaining balance: $8267.00 min. payment: $256.00 APR: 24.24%
Please describe Ortho Organizers and your position there.	I work for the fastest growing orthodontic company in the world. I am responsible for quality assurance and assembly of orthodontic products. It is a very stable company and position. I have been working there for 11 years now and love my job.

Member Payment Dependent Notes Series 594069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594069	$4,800	$4,800	15.21%	1.00%	October 18, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594069. Member loan 594069 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,800 / month
Current employer:	n/a	Debt-to-income ratio:	20.79%
Length of employment:	n/a	Location:	leesburg, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	70
Revolving Credit Balance:	$1,757.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here. my source of income is social security disability.

Member Payment Dependent Notes Series 594117

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594117	$9,000	$9,000	13.61%	1.00%	October 13, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594117. Member loan 594117 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,283 / month
Current employer:	Atlantic Brain and Spine	Debt-to-income ratio:	22.18%
Length of employment:	4 years	Location:	ARLINGTON, VA

Home town:
Current & past employers:	Atlantic Brain and Spine
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,960.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Atlantic Brain and Spine?	My official title is Patient Relation Coordinator. It is a small office and I am the longest standing employee so I am responsible for managing all aspects of the office. It is a neurological surgery practice.
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	One car loan through Citizens bank. Payment is 495/month. Monthly pretax income is $4200. I have been at this company for almost four years. I do not pay mortgage or rent and my biggest monthly expense is daycare. ($1000). This is just to consolidate our high interest credit card into a manageable monthly payment.

Member Payment Dependent Notes Series 594164

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594164	$4,750	$4,750	7.88%	1.00%	October 14, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594164. Member loan 594164 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Great Northern Products	Debt-to-income ratio:	13.78%
Length of employment:	1 year	Location:	NORTH KINGSTOWN, RI

Home town:
Current & past employers:	Great Northern Products
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > loan for car repairs and misc. expenses

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,855.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Great Northern Products and where did you work prior to that?	I am a sales representitive (in house) and prior to this I worked @ Wickford Shipyard for 20 years as a laborer, machine operator.

Member Payment Dependent Notes Series 594190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594190	$9,800	$9,800	15.21%	1.00%	October 18, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594190. Member loan 594190 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Baron Aviation	Debt-to-income ratio:	16.45%
Length of employment:	10+ years	Location:	ROLLA, MO

Home town:
Current & past employers:	Baron Aviation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > I have been working for Baron Aviation just over 12 years now and 5 years for a sister company before transferring. My overall manager position is very stable now and will be for many years to come. I plan on using the funds for home improvement projects on a house that I have owned for 7 years now. Projects that will build strong equity. I am very dedicated in my repayment plans past and present for any loan I have had. Any debt I am currently paying is set up for automatic withdrawl to assure the payment is made on-time or even early in most cases. I appreciate any investor that believes in me and can rest assured that I will honor my re-payment commitment.

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	73
Revolving Credit Balance:	$12,850.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your current monthly budgeted expenses and what is the reasoning for the delinquency 73 months ago on your credit profile?	My budgeted amount each month is 2200 per month with a take home of 4500. The late payment issue was a result of a death in my family. An oversight I take full responsibility for. Have taken steps to assure this does not happen again in the future as you have seen since then. Hope this is what you are asking for and feel free to request additional information you may need.

Member Payment Dependent Notes Series 594192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594192	$10,000	$10,000	21.64%	1.00%	October 15, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594192. Member loan 594192 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,167 / month
Current employer:	Allianz Life	Debt-to-income ratio:	15.26%
Length of employment:	7 years	Location:	Coconut, FL

Home town:
Current & past employers:	Allianz Life
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > The purpose of this loan is to help me move from an expensive car to a small, hybrid car. Due to high miles, I have too much negative equity in my current vehicle. With this loan, I will be able to save almost $1500 per month in car payments and gas costs. I intend on paying the loan off in a minimum of 2 1/2 years by paying double the required monthly payment.

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,531.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Allianz Life? (2) Transunion Credit Report shows $6,531 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Current position is National Sales Director. Have held this position for just short of 4 years. Currently paying between $400 and $700 a month to remove revolving debt. The revolving debt due to putting myself through multiple business courses over the past 2 years to further my education and keep my business skillsets current. I selected a 5 year loan, however with the change of vehicle I have chosen to make - it will open almost $1500.00 of available money per month (going from large sedan to small hybrid, due to my commute changing from 12 miles per day to 110). By paying double the minimum monthly amount towards the loan - I am committed to pay the loan off in 2 1/2 years, instead of the full 5. Thank you for your questions
according to your credit report your debt is $6,500, what is the rest for? what were the 4 inquiries in the last half year for?	The $6,500 in revolving debt is owed due to putting myself through several business courses over the past 2 years to keep my busines skillset curret. The recent inquiries were due to my attempts to trade in my current vehicle. Due to long commutes to work (60 miles each way) - I have put so many miles on my current car, that I have too much negative equity in it to roll into a new loan. My hope is to have this Personal Loan funded, utilize the $25,000 to cover my negative equity, and allow me to lease a small hybrid car; saving me almost $1500 per month on gas and car payment. Thank you for your questions.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	All documents were emailed in late yesterday. They should be processed ASAP. Thank you.
?? "utilize the $25,000 to cover my negative equity" This loan is listed as $10k Commute changed from 12 to 110. Did you change jobs?	The loan was changed from $25k to $10k. My company absorbed a smaller, similar company last year - however we decided to utilize their newer office which is located in West Palm Beach; about 55 miles away from my home. Thank you for your question.

Member Payment Dependent Notes Series 594196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594196	$20,000	$20,000	11.49%	1.00%	October 19, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594196. Member loan 594196 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	first Transit	Debt-to-income ratio:	7.76%
Length of employment:	6 years	Location:	las vegas, NV

Home town:
Current & past employers:	first Transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > funds will be used to payoff a Chase Credit Card amount of 20k Borrower added on 10/07/10 > the funds wil be used to pay off a chase CC I have excellent credit around 720 - 750 My monthly budget 1800 per month I work for a transit comp. I am in the Paratransit division. Been with this company for 6 yrs. Most accounts are federal funds. So job is very stable

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,463.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Bunch of questions: What do you owe on your mortgage include any 2nd or heloc? What is the current market value of your house? What have you changed in your life style to keep from racking up $20K in debt? What is your exact position and job duties with your company? How long in years do you intend to keep this loan? What is your monthly budget? Please itemize. Thank You	1) I own two properties one in PA. Mont. county. That home has been appraised 350,000 and I owe approx. 152,000 2) the home here in Las Vegas I lived here for Two years and I owe aprox 157,000 Value ? I wouldn't be surprised if this home flipped? not sure value. I do now it was valued at 250 k before the Economy fell 3) The reason this card had been maxed? I recently obtained a divorce and my X had racked up the Card and of course it was in my name. I only have one other card and I owe 1,000. 4) Now that the Mont. County home will soon be turned over to my X I will save 2400 in a extra Expense. A good portion of the savings will be put into an 401k account. 5) I work for a Transportation Company, Public Transportation, I am a fleet / Facilities Mgr. I manage two Facilities here in Nevada. I Manage 45 employees and a 300 vehicle fleet. a. Forcasting monthly Maint. budget (250,000 Budget) b. In charge of Facilities Maint. c. Maintain on time PM performance d. Manage all aspects of fleet Maintenance e. Enforce policies and Maint. procedures 6) Monthly Budget a. 2400 mo. Mortgage Pa home b. 1200 mo. Mortgage Nv. home c. 160 mo cell phone d. 136 mo Cable Internet e. Electric Mo. 100 - 200 f. Gas mo. 50.00 g. Warter mo 65.00 h. Ass. Fee mo 101.00 I. Amex 200 per mo. J. chase 200 per month. k. 18.00 per month gym Total 5k pre mo. I take home 2900 every two weeks. Again as soon as the home is turned over to X I will save 2400 per month. I would like to pay off loan quickly If possible with in 3 yrs. On a 4-5 yr. loan. I would like to pay 1k per month. If not 500 per month.
I'd like to help but have a couple questions first. Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances?	Mortgage Pa home $2,138.31 6% Mortgage Nv. home $1,235 6% 160 mo cell phone 136 mo Cable Internet Electric Mo. 100 - 200 Gas mo. 50.00 Warter mo 65.00 Ass. Fee mo 101.00 Amex 200 per mo. Owe $1,731 4%interest rate for the term on loan. chase 200 per month. owe 19k at 11.99 but thats going to Poss. 14% Savings account 2,000 Checking as of today 3,600.00 Note: divorce settlement My soon to be X wife will be awarded the Pa. home. The 232,138.31 will be assumed by her. I will be saving that amount 2,138.31

Member Payment Dependent Notes Series 594206

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594206	$11,000	$11,000	11.49%	1.00%	October 19, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594206. Member loan 594206 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,380 / month
Current employer:	NSLIJ	Debt-to-income ratio:	1.68%
Length of employment:	3 years	Location:	hempstead, NY

Home town:
Current & past employers:	NSLIJ
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,407.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I work for North Shore Long Island Jewish Health Care System and I perform home care visit.
What is NSLIJ and what do you do there?	To purchase a vehicle

Member Payment Dependent Notes Series 594261

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594261	$11,000	$11,000	17.19%	1.00%	October 14, 2010	October 21, 2013	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594261. Member loan 594261 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,484 / month
Current employer:	USMC	Debt-to-income ratio:	3.53%
Length of employment:	10+ years	Location:	Poway, CA

Home town:
Current & past employers:	USMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > This will consolidated 5 bills into one payment. Which is close to $300.00 more than the $400 I will be paying for this Loan. This will be paid off before I retire from the Marine Corps.

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	48
Revolving Credit Balance:	$6,930.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
revolving credit balance: $6,930 amount requested; $11,000 if this is a consolidation loan, why are these 2 #'s different?	I am active duty. My rank is SSgt/E-6. My EAS is October 2011. I have 15 years of military service and plan to retire.

Member Payment Dependent Notes Series 594379

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594379	$5,000	$5,000	14.72%	1.00%	October 18, 2010	October 21, 2013	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594379. Member loan 594379 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,749 / month
Current employer:	Baylor University	Debt-to-income ratio:	4.00%
Length of employment:	10+ years	Location:	Waco, TX

Home town:
Current & past employers:	Baylor University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	69
Revolving Credit Balance:	$4,720.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 594446

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594446	$3,850	$3,850	10.75%	1.00%	October 18, 2010	October 24, 2015	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594446. Member loan 594446 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,733 / month
Current employer:	Avista Healthcare	Debt-to-income ratio:	12.12%
Length of employment:	< 1 year	Location:	HADDON TOWNSHIP, NJ

Home town:
Current & past employers:	Avista Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > I have 3 credit cards that I would like to payoff. The interest on each card is at 10% each. So if I consolidate all three into one and get a loan with just one interest rate, it would be great to just have 1 bill with a 10% interest rate instead of 3 cards that total 30%.. Borrower added on 10/11/10 > Let me make a correction...I put 10% for the credit cards. What I meant to say was I would rather pay a fixed interest rate of 10% on just one loan rather than pay a variable interest on 3 credit cards. Which each credit card is at least 18% interest. And what makes me a good candidate for repaying this loan off is that I am in the medical field which is in high demand so I do not see myself losing my job, I am in a very well stable field. As we all know there is a high demand in the medical field right, which is where I am right now. I pay my credit cards on time. I would just like to have the one monthly payment, instead of spreading them into 3 payments. Hoping to get the help that I need, as I will not disappoint anyone who is willing to help. Borrower added on 10/11/10 > I would also like to add that I had the option of doing a traditional bank loan, but when I found out about this peer to peer lending, I thought it was great that there are other individuals who are willing to invest their hard earned money to help others. I would rather pay the interest to individuals who are willing to help others rather than pay interest to a traditional bank. I thank you again in advance for the help.

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	25
Revolving Credit Balance:	$888.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I understand adding up the dollar amounts owed on the 3 cards. I do not understand adding up the interest rates on the 3 cards. When I look at the math it seems that one would be paying more in interest for $3,850 at 10.75% than one would be paying for $3,850 at 10%, regardless of how many credit cards the $3,850 was spread over. The other factor to consider is that a loan requires an origination fee, while existing credit card accounts do not. What am I missing?	I am just trying to consolidate the three into 1. I just want 1 bill instead of having 3 separate bills. Does this help. Instead of paying interest on 3 separate bill. I will only be paying interest on 1 bill.
How do I know you will not be delinquent again as your record shows you have been delinquent 25 months ago?	A lot has changed for the better. I would not make that type of mistake again. Especially since I am in a much better working field. I have better control of things. Thank you
Could you describe your current job and monthly expenses? I'd also like to see your income approved. Thanks.	Type your answer here.I work as a Nursing Assistant. I currently pay 3 credit cards. And a student loan. In November my income will increase to 12.00 an hr. Thank you

Member Payment Dependent Notes Series 594450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594450	$23,000	$23,000	14.84%	1.00%	October 18, 2010	October 21, 2013	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594450. Member loan 594450 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Palm Beach County Property Appraiser	Debt-to-income ratio:	19.29%
Length of employment:	10+ years	Location:	Lantana, FL

Home town:
Current & past employers:	Palm Beach County Property Appraiser
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,741.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Palm Beach County Real Estate Apraiser's Office? (2) Transunion Credit Report shows $22,741 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. (1) Residential Appraiser II (2)No home Equity Line of Credit. Currently paying approximately $1400 per month on debts. My goal is pay off this loan within 2.5 years.
What are the interest rates of the debts you are consolidating with this loan?	Type your answer here. Average interest rate is 21% to 24%
What life changes have you made to keep this debt from re occurring? Or are you just shuffling debt from one place to another for lower interest rates? Thank you	I'm looking at what's happening with the economy today and I'm wanting to retire within the next 12 years. So in order to achieve my goal, I need to pay off my current debts so I'll be in a better position financially to do so.
Since this is a debt consolidation loan, for each line of credit you have please detail the amount, interest rate, and how much you pay each month. Then note which ones you are consolidating with this loan and which you are not.	$6300 - 24%- Pmt $250/mo - consolidating $5300 - 16% - Pmt $301/mo - consolidating $8700 - 21% - Pmt $250/mo - consolidating $1000 - 24% - Pmt $100/mo - consolidating $100 - 21% - $30 - not consolidating $130 - 21% - $30 - not consolidating $1400 - 16% - $75 - consolidating
Please list your monthly budgeted expenses. Also, Please list the debts/credit cards you intend to pay off with this loan, along with their current balances, interest rates, and average monthly payment you make on each (NOT the minimums).	Monthly Budget $574/ housing $130/ electric $35/ water $250/food
Do you have a savings plan in place....For example an 8 month emergency fund to cover your expenses if you were to be unemployed?	Small amount in a savings account. Money deposited in a 457 deferred savings plan through my employer (like a 401k and employer doesn't match amont invested) every 2 weeks. (about $125 per pay week)....
Thank you for the information you've provided. We really appreciate it as lenders and I'm happy to fund part of your loan.	Thanks for your help... I was asked a question from a lender earlier about life changing experience with regards to whether I was moving debt to pay off, or an experience that is driving me to remain debt free...this is personal, but another reson to stay debt free is I watched my father go from a great pension and loose everything because of an illness. He lost his home in order to pay for an assisted living facility because he had no savings. I do not want that to happen to me....
What's your current mortgage balance and value of home please?	Current balance $51,700 Value - approx. $98,000

Member Payment Dependent Notes Series 594454

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594454	$3,400	$3,400	6.39%	1.00%	October 15, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594454. Member loan 594454 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Samson Products	Debt-to-income ratio:	0.60%
Length of employment:	10+ years	Location:	CROSBY, TX

Home town:
Current & past employers:	Samson Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,446.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan? Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	I need a new heating and air unit in my rent house My monthly income is $5000 and my income is secure (knock on wood) and I pray for no future problems/loans in the future.

Member Payment Dependent Notes Series 594486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594486	$3,000	$3,000	7.51%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594486. Member loan 594486 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Foodmaster Supermarkets Inc.	Debt-to-income ratio:	10.55%
Length of employment:	10+ years	Location:	REVERE, MA

Home town:
Current & past employers:	Foodmaster Supermarkets Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > Extended Warranty for my car Borrower added on 10/13/10 > I will use this loan for to purchase an extended warranty form automobile

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	20
Revolving Credit Balance:	$5,425.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 594501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594501	$19,000	$19,000	15.21%	1.00%	October 18, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594501. Member loan 594501 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	HD Truck & Tractor, LLC	Debt-to-income ratio:	21.75%
Length of employment:	9 years	Location:	Lake Charles, LA

Home town:
Current & past employers:	HD Truck & Tractor, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > I have been paying off credit cards for 3 years and have hardly touched the principal. I am hoping with the consolidation to have this paid off in half the time. Thanks in advance!

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,750.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, What do you do for HD Truck and Tractor?	Hi...I am the accountant..
Credit report says you are revolving $11,750 but you are requesting $19K. Can you the debts you would like to consolidate?	It's definitely more than that. 2 bank of America 12000..chase 4800 cap one 3200. Not sure what the credit report numbers are missing.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	2 - BOA 12,500 monthly amount paid on both 360 1- chase 4800 monthly paid 130 1-capital one 3200 monthly paid 95.00 I plan to pay off boa chase and as much as I can of cap one. Thanks
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Will do..thanks!

Member Payment Dependent Notes Series 594520

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594520	$3,500	$3,500	13.61%	1.00%	October 14, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594520. Member loan 594520 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,608 / month
Current employer:	State Street Bank	Debt-to-income ratio:	14.97%
Length of employment:	4 years	Location:	Boston , MA

Home town:
Current & past employers:	State Street Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,193.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
where are you moving to?	Hi I'm relocating from Boston to NYC for a job opportunity.
Could you please provide the details for the reason for the loan? Thank You	I currently live in Boston and have accepted a job offer in NYC. I am requesting the loan to help cover the cost of a long distance move and the initial expense of securing an apartment.
what will your new gross income be?	My new income will be $64,000 annually.

Member Payment Dependent Notes Series 594521

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594521	$14,500	$14,500	13.23%	1.00%	October 14, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594521. Member loan 594521 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,382 / month
Current employer:	Medco Health	Debt-to-income ratio:	23.39%
Length of employment:	10+ years	Location:	Hamilton, OH

Home town:
Current & past employers:	Medco Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,447.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I will be payng off two credit cards: Citi and American Express. The minimum monthly payment for Citi is $425 and I pay about $450 or $475. My AMEX credit card has a minimum monthly payment of $82 and I will pay about $125 or $150. The combined amount for both cards is $13500. Interst rate on CIti is 29.9% and AMEX is 17.24%.
I am interested in funding your loan. Could you list your credit card balances and their rates?	I will be payng off two credit cards: Citi and American Express. The minimum monthly payment for Citi is $425 and I pay about $450 or $475. My AMEX credit card has a minimum monthly payment of $82 and I will pay about $125 or $150. The combined amount for both cards is $13500. Interst rate on CIti is 29.9% and AMEX is 17.24%.
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	I will be payng off two credit cards: Citi and American Express. The minimum monthly payment for Citi is $425 and I pay about $450 or $475. My AMEX credit card has a minimum monthly payment of $82 and I will pay about $125 or $150. The combined amount for both cards is $13500. Interst rate on CIti is 29.9% and AMEX is 17.24%.

Member Payment Dependent Notes Series 594563

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594563	$7,500	$7,500	10.75%	1.00%	October 13, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594563. Member loan 594563 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Charter Communications	Debt-to-income ratio:	5.25%
Length of employment:	10+ years	Location:	louisville, KY

Home town:
Current & past employers:	Charter Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > I have leaks in my roof due to it being 15 years old and am needing it replaced before the fall rain season begins. My windows are the originals from when the house was built in the 60's, so you can imagine the shape that they're in. My job is very stable, as I work for a cable company which is a recession proof industry. As for income, I only listed my annual salary and did not include my yearly bonus nor my wife's salary, which would then total $140k all together. The reasons why I'm asking for the loan is due to the urgent need to do the repairs quickly, I don't have the extra cash available at the moment, and I'd rather pay social lenders interest than the credit card companies. Thank you for your consideration, and feel free to ask me any questions.

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,053.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 594569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594569	$2,800	$2,800	14.35%	1.00%	October 13, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594569. Member loan 594569 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Issaquah School District	Debt-to-income ratio:	21.63%
Length of employment:	10+ years	Location:	Issaquah, WA

Home town:
Current & past employers:	Issaquah School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	61
Revolving Credit Balance:	$15,588.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 594680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594680	$10,000	$10,000	11.86%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594680. Member loan 594680 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Boeing Commercial Airplane Group	Debt-to-income ratio:	21.74%
Length of employment:	10+ years	Location:	auburn, WA

Home town:
Current & past employers:	Boeing Commercial Airplane Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > Son,daughter-in-law and granddaughter moved in with me till they save up enough to get their own place. Debt consolidation to free up monthly income to support the family and aid in the future of the kids. Thanks.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$102,740.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1)what is your current job position (What you do) for employer? 2) Can you set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Did you know, Your Credit Report shows above $100,000 credit? Any Explanation? PS: I intend to invest in large amount if I get satisfactory reply. Thanks !	Overhead crane maintenance mechanic for the BoeingCo.. for 21 years. Yes I can . Aleast 2years if not full term.About 3,000.00 per month to operate my household. That would be 100,000.00 in debit I assume your refering to,Recent death in my family has left me somewhat cashflow strapped, along with the new family members moving in. Hope to adjust in short order and get back inline to retire in 5 years. Thanks, I hope I;ve answered your ?s.ype your answer here.

Member Payment Dependent Notes Series 594712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594712	$11,500	$11,500	7.51%	1.00%	October 19, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594712. Member loan 594712 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	The Mitas Group	Debt-to-income ratio:	20.30%
Length of employment:	10+ years	Location:	McKinney, TX

Home town:
Current & past employers:	The Mitas Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$84,909.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 594744

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594744	$4,500	$4,500	7.88%	1.00%	October 13, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594744. Member loan 594744 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,417 / month
Current employer:	defense logistics agency	Debt-to-income ratio:	2.68%
Length of employment:	10+ years	Location:	alexandria, VA

Home town:
Current & past employers:	defense logistics agency
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$105,245.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I have a few questions before investing in your loan... 1. What is the nature of your major purchase? 2. Revolving credit balance shows $105 k - is any part of that a HELOC? What part is credit card? 3. Do you own your home in your own name? 4. What do you do at Defense Logistics Agency? Thanks!	I am purchasing a Kangan machine. I have no idea what a HELOC is. Credit card has a $25,000 student loan on it. I own my own home. I am a financial analyst.
Could you please explain exactly what you do at Defense Logistics Agency? How is possible to carry a revolving balance of 105K and be at less than a percentage of utilization...pretty impressive.	I am a financial analyst. I have no idea what you are referring to at percentage of utilization.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I have a mortgage of $204K. Payments are $1100. It is in my name alone. I have a home equity loan of $75K. Houses are selling at $410-$420K. I have lived here since 2001.

Member Payment Dependent Notes Series 594769

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594769	$6,250	$6,250	11.49%	1.00%	October 13, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594769. Member loan 594769 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Marks & Harrison	Debt-to-income ratio:	7.35%
Length of employment:	3 years	Location:	Powhatan, VA

Home town:
Current & past employers:	Marks & Harrison
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > Have a child with cancer and need help consolidating debt

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	43
Revolving Credit Balance:	$3,712.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the delinquency 43 months ago? Thank you.	I honestly do not recall, more then likely it was from my ex.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I would be paying off my Wachovia Visa balance of $2019.33 interest rate of 15.24 and pay $50 a month. I would also pay off my Jared's account which has a balance of $1574.53 interest rate of 22.90 and pay $150 a month. The remainder of the funds would go towards my son's medical bills at the Medical College of Virginia, the balance on that account is approximatley $10,000.00 and I pay $50.00 a month towards that account, there is no interest charged. I am a paralegal for a personal injury law firm.

Member Payment Dependent Notes Series 594787

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594787	$5,500	$5,500	17.93%	1.00%	October 15, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594787. Member loan 594787 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,667 / month
Current employer:	UW-Madison	Debt-to-income ratio:	15.83%
Length of employment:	6 years	Location:	Sun Prairie, WI

Home town:
Current & past employers:	UW-Madison
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > I need $5,500 more to fund my bariatric surgery. I have $11,500 already saved. Any help would be appreciated.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,650.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I can send a PDF of my monthly income. Please let me know where to email it?
What do you do at UW-Madison ? Doesn't UW provide health care insurance ? Thanks for your answers.	I am a professor. They provide health care insurance but since I am a state employee this surgery is not covered.
In order to expidite your surgery please have LC. approve your profile (income). Also, let we lenders know more about your situation like: Is there another income in your household that can be depended to help you, Do you pay alimony, child support, etc. what plan of action do you have to "fall back" in case of emergency,etc. Look through other borrows loan description that the retired Marine suggests and you won't go wrong. I want to help but need to put my money in a secure loan. Trust me I have had (and still do minor) problems wiith a spinal stimulator. Also, help L.C. be successful. Their success is our gain so please keep current.	My husband makes $72,000 in addition to my salary. We have a savings account but we did not want to take all of the money out of this account in case of emergencies.

Member Payment Dependent Notes Series 594790

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594790	$24,000	$24,000	7.88%	1.00%	October 19, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594790. Member loan 594790 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	City of Phoenix	Debt-to-income ratio:	14.41%
Length of employment:	4 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	City of Phoenix
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,122.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Information on what is included in your 33k debt would be useful	Type your answer here. Last spring, I loaned $25,000 to a friend for attorney's fees and mortgage foreclosure assistance. I borrowed that money on a credit card, expecting quick repayment. None of that loan is going to be repaid. I also owe $4000 left on an auto loan, which will be paid off in full by February 2011. The remaining debt is miscellaneous credit card debt.
Ouch that's gotta hurt. And he's still a friend? What is the interest rate on the card, thanks.	No, a former friend, as you might expect. The credit card rate is nearly 18%, but some of the credit card debt is 0% for the next 11 months.
What is your position with the City of Phoenix?	Judge of the Phoenix Municipal Court.

Member Payment Dependent Notes Series 594800

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594800	$3,000	$3,000	11.49%	1.00%	October 13, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594800. Member loan 594800 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Crane America Services	Debt-to-income ratio:	3.67%
Length of employment:	4 years	Location:	Discovery Bay, CA

Home town:
Current & past employers:	Crane America Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,917.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 594873

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594873	$4,900	$4,900	15.95%	1.00%	October 14, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594873. Member loan 594873 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Fallbrook high school	Debt-to-income ratio:	0.67%
Length of employment:	4 years	Location:	FALLBROOK, CA

Home town:
Current & past employers:	Fallbrook high school
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > These funds are to be used for home improvement. My wife and I are both teachers and have been in the profession for 30+ years. We are great borrowers because we have never defaulted on any credit agreements our entire marriage of 33 years which included the credit challenges of lost jobs, three houses a cabin and 24 hour care for dying parents.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,284.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 594883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594883	$15,000	$15,000	17.56%	1.00%	October 19, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594883. Member loan 594883 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	US Army	Debt-to-income ratio:	13.00%
Length of employment:	10+ years	Location:	Melvindale, MI

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > Currently the debt is on a furniture loan and a credit card. The combined payment is 552 and I have no trouble making the payments, just trying to make a little room to invest. Thank you for your interest and help! Borrower added on 10/11/10 > This loan will bring my payment down to $377. I plan to make payments of $402 and put the extra $150 towards other small debts to zero them out. Once one debt is gone I will move on to the next, applying my extra money to that debt before I invest. Thank you again for your interest and help!

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	29
Revolving Credit Balance:	$18,674.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you own your house free and clear, or do you have a mortgage?	I am in the US Army and live in housing, so I don't have any income going out on a house. I don't pay utilities either.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I'm not going to post my pay stubs. I will tell you that I am in the United States Army. I have been in the service for 13 years and my paychecks are guaranteed.
What was the delinquency for 29 months ago?	The delinquency was when my ex-wife and I first split up. I left for Army Drill Sergeant School and she left for Louisianan taking everything that I own including everything in the bank account. I would have been worse off if I hadn't been living off my Government Credit Card while on official travel. I was able to protect myself once I saw she had taken my money, made up the payment the very next month, and have not missed a payment on anything since then. Thank you for your question and interest in my loan.
Other than requesting this loan, what actions have you taken to reduce your debt and maintain it at a lower level, moving forward? Thank you.	This is really the only debt that I have to speak of. The interest rate on the furniture loan is high, because it was one of those buy now pay later things that I didn't pay in full by the time the date passed. I have two small credit cards and a Dell account, that's it. Each month, my credit goes up by 20 points roughly. The one thing that was really bringing my credit down (550) has since dropped off my report because it's been 7 1/2 years now! My credit will continue to go up without me doing anything. The debt really is just these two things. Thank you for the question, and your interest in my loan.
Roughly what is the total amount of your debt?	$18,600 total. The first two are what the loan is for. $10,500 furniture loan $4,500 Line of Credit $2,500 Dell preferred account $650 Credit Card $450 Credit Card Thank you for the question and your interest in my loan!

Member Payment Dependent Notes Series 594884

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594884	$10,000	$10,000	7.88%	1.00%	October 18, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594884. Member loan 594884 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,833 / month
Current employer:	n/a	Debt-to-income ratio:	10.63%
Length of employment:	4 years	Location:	Warrenton, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > About our Company: Our company provides marketing, graphic design and branding services as well as a comprehensive marketing software system for professional services firms. We have been in business for four years, and have realized at least 25% growth each year. Purpose for the Loan: The loan will help us to launch a marketing campaign for our software product, which provides customer relationship management (CRM), a proposal generator, and experience tracking in a single database-driven application. The system is being used successfully in production, and has been for the last year. Use of the Proceeds: The loan proceeds will represent approximately 50% of the total expenditures for the marketing campaign. We will be self-funding the remaining $10,000. We have no other business loans. The marketing efforts will consist of: - A product website, - a strategically timed direct mail campaign, and - participation in a national tradeshow (including booth rental, booth production, electricity and furnishings) We have been members of the international organization hosting the tradeshow for approximately 10 years, and have a solid presence in the organization.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	48
Revolving Credit Balance:	$31,419.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please provide a little more information on what you plan to use the loan for? What line of work are you in and how long have you been at it? Is this trade show a proven generator of sales or is this the first time you have tried it? Art	We tried to answer all your questions in the description we just posted, but please let us know if you have any other questions.

Member Payment Dependent Notes Series 594906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594906	$5,000	$5,000	7.88%	1.00%	October 13, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594906. Member loan 594906 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Sears	Debt-to-income ratio:	2.00%
Length of employment:	1 year	Location:	Salinas, CA

Home town:
Current & past employers:	Sears
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > I plan on using the received loan to purchase a car. I am a qualified borrower because I am always on time with my payments, and will never miss a payment; I have never made a late payment. I am payed weekly via direct deposit. I have sub accounts that automatically transfer money for automatic bill pay. My monthly budget is over two thousand dollars. I have been employed with Sears for a year and a half. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,227.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What kind of car are you buying, and how much of it are you financing? Please list your income, debt payments (including mortgage), and expenses.	I am going to buy a Jeep Wrangler and plan on financing my loan request of five thousand, I will pay the rest from money I have saved. I make two thousand dollars a month. As far as my debts I don't have many. I am currently in college and I live at home with my parents and commute to school and work. My current debts would be from my credit cards. I have a Visa card with a balance of $150, a Sears credit card with a balance of $200, and a Best Buy card with a $1200 balance with no interest for 18 months. I have Valero gas card, and a Chevron gas card that I pay off completely every month. My only on going monthly expense would be purchases of gas, and other every day purchases. If you would like me to clarify about anything, or have any further questions please feel free to ask.
Thank you for the reply. Is your income and savings sufficient to cover all your expenses for the next three years, your credit card loans, plus this loan, or are you assuming that you will have more income, say, a year from now to service all of these loans? I am concerned that you will have at least $6,550 of loans and one of them is a sears credit loan with interest that will kick in in 18 months.	I do have sufficient savings and income. Every paycheck I receive automatically withdraws $150 and puts it into my savings account. I am payed weekly so at the very least I save $600 a month. I am planning on going to medical school as soon as I finish with my undergraduate requirements. I do not want to touch my savings as I consider it already invested in my future. With that said if worse came to worse I would use some of my savings to cover any outstanding debts that I have. I do have additional income, but it is inconsistent and I do not factor it into my income. I am a sales associate for sears, but when a installer cannot complete a task or has special requirements, I am asked to do the installation. To answer your question about my credit card, I initially had a balance of $2,000 on my Best Buy card because I purchased a new computer. I am paying $350 a month on it and expect to pay off my balance in three months or next three billing cycles. I pay off my debts very quickly. Though the duration of my loan I chose was 36 months, it will not take me that long to repay the loan. I project paying it off in less than a year. I realize that I was not specific in my initial message. I am going to purchase a used Jeep wrangler and thats why I am using Lending club. The institution I currently do my banking only was one percent lower on a used car loan, and they wanted the exact amount and year. I am currently looking at three models that are within my area on craigslist. This jeep will be my secondary vehicle, as my current vehicle is a truck and is to hard to maneuver in small parking structures. If you need me to clarify, please ask again. And thank you!

Member Payment Dependent Notes Series 594919

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594919	$4,400	$4,400	14.84%	1.00%	October 15, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594919. Member loan 594919 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,250 / month
Current employer:	Reed Trucking	Debt-to-income ratio:	9.26%
Length of employment:	2 years	Location:	GEORGETOWN, DE

Home town:
Current & past employers:	Reed Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > A good friend of mine recently, and very suddenly, passed away and I am looking to purchase his all original 1966 Mustang Convertible from his wife to assist in his expenses. The wife has offered it to me for pennies because she wants his prized possession to go to a friend as opposed to a stranger. The car is worth more than 3x the requested amount but unfortunately my bank, being a credit union, will not accept it as collateral due to its age. I am in great standing with a good solid family company who is still actively hiring despite the economy - no writeups, no demerits, one sick day in three years. I have two companies trying to hire me away right now so even if I did lose my job, I am confident I would be employed elsewhere within hours. I am in tough situation trying to help family - had I known, I would have built up more in savings or put off last years projects. Bu hindsight's 20/20 I guess. Either way, thank you for hearing me out. -BjB

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$5,682.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 594924

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594924	$8,000	$8,000	13.98%	1.00%	October 13, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594924. Member loan 594924 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Slalom Consulting	Debt-to-income ratio:	18.94%
Length of employment:	3 years	Location:	Seattle, WA

Home town:
Current & past employers:	Slalom Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	61
Revolving Credit Balance:	$24,389.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 594947

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594947	$1,200	$1,200	15.21%	1.00%	October 13, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594947. Member loan 594947 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	HRSA-ILA 1624	Debt-to-income ratio:	2.43%
Length of employment:	8 years	Location:	VIRGINIA BEACH, VA

Home town:
Current & past employers:	HRSA-ILA 1624
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,461.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 594970

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594970	$6,000	$6,000	6.76%	1.00%	October 14, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594970. Member loan 594970 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Ideosity, Inc.	Debt-to-income ratio:	21.10%
Length of employment:	2 years	Location:	Huntley, IL

Home town:
Current & past employers:	Ideosity, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,457.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 594983

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594983	$7,000	$7,000	7.88%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594983. Member loan 594983 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,529 / month
Current employer:	Park Nicollet Health Services	Debt-to-income ratio:	8.25%
Length of employment:	5 years	Location:	New Hope, MN

Home town:
Current & past employers:	Park Nicollet Health Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,575.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 595017

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595017	$19,750	$19,750	21.64%	1.00%	October 18, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595017. Member loan 595017 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	kmart	Debt-to-income ratio:	24.87%
Length of employment:	10+ years	Location:	jackson, WY

Home town:
Current & past employers:	kmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > I will pay off all my credit cards destroy them and monthly amount currently paid to those cards is $1500 a good savings and a 3 year payoff Borrower added on 10/08/10 > I have 24 years with job very stable always pay bills and take pride in that Very good base salary with an annual bonus potential 40%

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	56
Revolving Credit Balance:	$31,609.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Type your answer here.Thanks for your advice do appreciate it- I obtained a small loan through lending club 7 months ago for car repair etc and they had verified my income at that time which there is no change so I am sure they will complete that again I was so impressed with this system of lending i am looking forward to get all my credit cards on one payment and gone thanks again
Please contact Lending Club about verification of your income. It is useful for lenders, and will increase the chances of your loan being fully funded. Thank you.	Type your answer here. thank you will do that
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. here is my current CC balances etc what i pay each month is always more than minimum and an even amount IE 100 - 200 - 300 B OF A BAL 3000 PAY 200 C ONE BAL 600 PAY 100 SONY BAL 4000 PAY 300 SONY BAL 2000 PAY 200 CHASE BAL 500 PAY 100 DIS BAL 1500 PAY 100 DIS BAL 500 PAY 100 HSBC BAL 3000 PAY 200 HSBC BAL 1000 PAY 100 WAMU BALL 2500 PAY 200 These all run between 16-25 % These are what would be paid / eliminated it would leave a wells fargo 6000 with good interest and I pay 300 month for. beyond that I have 1 car paid off and 1 other car payment for wife thats it I am and have been store manager for many stores/many years in different areas for sears holdings corp / kmart
I notice that you are a renter, despite having 24 years on the job and an excellent salary. Have you never owned a home? Have any intention to buy one? And what was your delinquency 56 months ago?	Type your answer here.Yes I have bought and sold all with positive results three homes in three different states all where i was promoted too median home price where i am at now is over 1 mil we will buy again soon

Member Payment Dependent Notes Series 595140

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595140	$3,600	$3,600	11.86%	1.00%	October 13, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595140. Member loan 595140 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,165 / month
Current employer:	n/a	Debt-to-income ratio:	11.45%
Length of employment:	n/a	Location:	Johnstown, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	16
Revolving Credit Balance:	$794.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Just to clarify, are you borrowing to take a vacation? Otherwise, what is the purpose of this loan? Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	Yes I would like to go on a vacation. I have not had one in 30 years. I hope that you can see that I need one after all this time. Pleas help me. Thank you,
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	My monthly income is 2165.00. I don't have a mortgages, my rent is 500.00, phone is 20.11, cable is 45.12. I am on Social Security and have a part time job and I pick up work when I am off my part time job. So yes I have extry income coming in to help out. I do not have credit cards and no other loans. Thank you
Congratulations for a planned vacation! :-) Please help me to help you. The listing of your expenses is very incomplete. 1) Any expenses with transportation? If you have a car, please list your car expenses (gas, insurance). If you take public transit, please list your expenses for public transit. 2) Please list the expenses for your utilities: gas, electricity, water. 3) Any pets? Ant pet expenses? 4) Any entertainments? 5) How much is your average grocery bills?	I pay 20. 00 a mount for public transportation, All my utilities all included in me rent.no pet, no intertainment, my grocery bill is 200.00 a month I don't drink or smoke. I do not have much of a life that is why I want to go on a vacation.
According to the data you provided, your have an income of 2,165, rent of 500, phone of 20, cable of 45, grocery of 200, which means your monthly savings is 1,400, which means you could take this 3,600 vacation with only three months of savings. What am I missing? Why do you need a loan, or, are there expenses you neglected to list?	I am going to need more money becauce I am going out of the counter. I have some money saved but It is not enough,I want to go to Ireland where my mother came from. So it is going to cost me more than what I have saved. So if you fill that you can't give me any money that is all right. Thank you

Member Payment Dependent Notes Series 595219

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595219	$4,000	$4,000	13.98%	1.00%	October 14, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595219. Member loan 595219 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Home Depot	Debt-to-income ratio:	17.49%
Length of employment:	10+ years	Location:	JACKSONVILLE, FL

Home town:
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	76
Revolving Credit Balance:	$7,210.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the loan for? On a list of monthly payments, what is the priority of repayment on this loan? What are your total monthly expenses? What is your position @ Home Depot? Thanks.	Type your answer here.The loan is to consolidate my credit card bills so that i only have one payment. $700 rent, $460 for vehicle, and credit cards. One visa, one mastercard, and one dept. store. Asst. Store Manager.

Member Payment Dependent Notes Series 595226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595226	$6,000	$6,000	7.88%	1.00%	October 14, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595226. Member loan 595226 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Promedical	Debt-to-income ratio:	20.16%
Length of employment:	10+ years	Location:	Ocala, FL

Home town:
Current & past employers:	Promedical
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/10/10 > My current monthly budget not including food/gas: $430 mortgage, $206 car payment, $100 car ins, $100-150 electric, $25 phone, $100 house ins, Discover $160 (will pay off with loan:Citibank $140, Old Navy $15, Home depot $37) Borrower added on 10/10/10 > I have only been out of work for 2 weeks for my entire adult life. I have been at my current position for over 10 years. I have a really good job with an anesthesia billing company. I am a team leader for our payment department. I am also going to college part time working towards my accounting degree. My employer pays for my classes and books as my studies benefit my current position.

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,571.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. List the principal and the interest rate for each loan to be paid off. 3. Explain your role at Promedical. Thank you in advance for your response.	Type your answer here. Thank you for your interest in funding my loan. The reason I am requesting this loan is to pay off and close the 3 following high interest credit cards: 1.Citibank balance $4256.36 interest rate 23.99% $140.00 monthly 2. Home Depot balance $1310.21 rate 21.99% $37.00 monthly 3. Old Navy balance $280.35 rate 24.99% $15.00 monthly

Member Payment Dependent Notes Series 595265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595265	$8,000	$8,000	10.38%	1.00%	October 18, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595265. Member loan 595265 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	DeSoto School, Inc.	Debt-to-income ratio:	19.80%
Length of employment:	2 years	Location:	Helena, AR

Home town:
Current & past employers:	DeSoto School, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > I have had a couple of unexpected medical problems and my private school salary and insurance does not cover them.

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,345.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at DeSoto School, Inc. and where did you work piror to that?	I teach English and journalism as well as serve as the guidance counselor. Prior to that, I did a similar job in another school.

Member Payment Dependent Notes Series 595284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595284	$6,500	$6,500	7.88%	1.00%	October 13, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595284. Member loan 595284 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Things Remembered	Debt-to-income ratio:	5.83%
Length of employment:	2 years	Location:	cleveland, FL

Home town:
Current & past employers:	Things Remembered
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > Hello- I'm a visual merchandiser (I help design store environments) with a large gift retailer. I plan to use this loan to repay my credit card debt- and try to always pay cash for everything from now on. My fiance is deployed in Afghanistan and I would love to have my debt under control when we get married. I've been employed at my current company for two years, and have been working continuously as a visual merchandiser for the past 8 years. I have a good job, excellent credit, and I think that it would be a huge help to be able to consolidate my two credit cards into one payment. Thank you for taking the time to consider me for a loan!

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,748.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but prior to doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. List the principal and the interest rate for each loan to be paid off. 3. Explain the one credit inquiry shown as occurring in the last six months in the credit history section of your listing. Thank you in advance for your response.	Hello, and thanks for your interest- My monthly expenses, besides my credit card payments are: rent- $650 (utilities are included) car insurance- $37.00 phone- $89 I have two credit cards- Both are around $3000. The interest rate on both is around 13%. I would use the loan to repay both cards. The credit inquiry is because before I read about Lending Club, I applied for a credit card with a lower APR, in order to transfer my balances to that card.
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	My monthly expenses, besides my credit card payments are: rent- $650 (utilities are included) car insurance- $37.00 phone- $89 I have two credit cards- Both are around $3000. The interest rate on both is around 13%. I would use the loan to repay both cards. My source of income is my job and it's secure. I don't forsee any additional major expenses or loans in the next few years.
What do you do at Things Remembered and where did you work prior to that?	I am a visual merchandiser, which means I design store environments. Prior to that, I worked as a creative manager at BCBG.
Why not verify your income with LendingClub,com?	I didn't know that it was possible to do that, and I will look into it. Thanks!

Member Payment Dependent Notes Series 595302

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595302	$1,200	$1,200	15.21%	1.00%	October 14, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595302. Member loan 595302 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Bridge2Solutions	Debt-to-income ratio:	17.97%
Length of employment:	2 years	Location:	Powder Springs, GA

Home town:
Current & past employers:	Bridge2Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,425.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Bridge2Solutions and where did you work prior to that?	Hi! I am a DBA there, and worked as a DBA in my previous position as well.

Member Payment Dependent Notes Series 595306

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595306	$1,800	$1,800	17.93%	1.00%	October 15, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595306. Member loan 595306 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,350 / month
Current employer:	Papa Johns Pizza	Debt-to-income ratio:	4.30%
Length of employment:	3 years	Location:	Slatington, PA

Home town:
Current & past employers:	Papa Johns Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > this loan is to help make more money for my household

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	21
Revolving Credit Balance:	$3,447.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Papa Johns Pizza?	I am currently a shift manager.
How will this loan help you make more money?	I am goin to use the money to turn my basement into a rental unit and unfortunately my personal funds were running a little short after I ran into some unexpected problems.

Member Payment Dependent Notes Series 595312

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595312	$2,500	$2,500	14.35%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595312. Member loan 595312 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	united states army	Debt-to-income ratio:	14.92%
Length of employment:	10+ years	Location:	FORT GEORGE G MEADE, MD

Home town:
Current & past employers:	united states army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > This loan is for repairs that are need to my car.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	24
Revolving Credit Balance:	$12,155.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 595377

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595377	$17,500	$17,500	13.61%	1.00%	October 19, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595377. Member loan 595377 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,958 / month
Current employer:	Tanenbaum Center for Interreligious Unde	Debt-to-income ratio:	22.89%
Length of employment:	5 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Tanenbaum Center for Interreligious Unde
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,443.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tanenbaum Center for Interreligious Understanding?	The organization provides much needed trainings and resources for institutions (such as hospitals, schools and Fortune 500 companies) in how to navigate an increasingly religiously diverse world. Basically, we teach people about interreligious pluralism and promote the respectful treatment of all individuals' religious or non-religious beliefs. Tanenbaum is a secular, non-sectarian 501(c)(3). My title here is Operations Manager. I manage our administration, do all of the bookkeeping, update HR policies and procedures, maintain our facility, and our technology.
Hey Prophet I am interested in funding your loan but wanted you to break down your debts (the interest rate and balance on each) and which ones will be paid with this loan. Thanks.	Bank of America Visa at 19.99 APR - Remaining balance - $11,316 Chase Visa at 19.94 APR - Remaining balance - $7,854

Member Payment Dependent Notes Series 595405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595405	$5,000	$5,000	16.82%	1.00%	October 14, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595405. Member loan 595405 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,569 / month
Current employer:	us air force	Debt-to-income ratio:	23.97%
Length of employment:	10+ years	Location:	camden, DE

Home town:
Current & past employers:	us air force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	61
Revolving Credit Balance:	$8,367.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 595476

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595476	$1,200	$1,200	13.98%	1.00%	October 15, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595476. Member loan 595476 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Quality Custom Distribution	Debt-to-income ratio:	7.62%
Length of employment:	< 1 year	Location:	portsmouth, VA

Home town:
Current & past employers:	Quality Custom Distribution
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	55
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Quality Custom Distribution and where did you work prior to that?	Drive commercial trucks for Starbucks. Before that I drove for Miller Lite.

Member Payment Dependent Notes Series 595528

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595528	$1,500	$1,500	13.61%	1.00%	October 15, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595528. Member loan 595528 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,750 / month
Current employer:	USPS	Debt-to-income ratio:	8.91%
Length of employment:	10+ years	Location:	Combs, AR

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > Thank you so much! I plan to pay some bills, and my job is avery secure job. I work for the USPS. Borrower added on 10/10/10 > I need this loan as soon as possible, to get me up to date on my bills. If possible be Tuesday the 12th of October. Thanks so much.

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	20	Months Since Last Delinquency:	4
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at USPS?	I am a carrier.
Explain the 4 delinquencies in just the last four months. Thank You	My husband is a building contractor, and with the economy, has not had any jobs in the last 3 1/2 months. So it is just my income.

Member Payment Dependent Notes Series 595532

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595532	$3,200	$3,200	15.21%	1.00%	October 13, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595532. Member loan 595532 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	4.15%
Length of employment:	10+ years	Location:	Lawrenceville, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1980	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,912.00	Public Records On File:	1
Revolving Line Utilization:	96.30%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Pay stub showing $18,200.00 Salary 2010 - Real Estate Commission Income - $28,000.00 I will email the pay stub to support@lendingclub.com
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I can verify my base salary of $18,200.00. I have no debt.

Member Payment Dependent Notes Series 595614

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595614	$2,400	$2,400	7.14%	1.00%	October 14, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595614. Member loan 595614 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,082 / month
Current employer:	State of arizona	Debt-to-income ratio:	14.75%
Length of employment:	10+ years	Location:	Chandler, AZ

Home town:
Current & past employers:	State of arizona
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,215.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of arizona?	Corrections officer I help maintain the prison
You have $20,000 in revolving debt now and you're refinancing just $2,400 of it. What are your outstanding debts and monthly bills? Thank you.	I have never been late paying the credit cards. I have 3 cards left. I will payoff 1 card at a time.

Member Payment Dependent Notes Series 595635

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595635	$5,000	$5,000	11.12%	1.00%	October 18, 2010	October 24, 2015	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595635. Member loan 595635 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	doublehplastics	Debt-to-income ratio:	17.60%
Length of employment:	10+ years	Location:	warminster, PA

Home town:
Current & past employers:	doublehplastics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,711.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 595659

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595659	$15,000	$15,000	7.88%	1.00%	October 19, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595659. Member loan 595659 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Tampa General Hospital	Debt-to-income ratio:	16.66%
Length of employment:	10+ years	Location:	Tampa, FL

Home town:
Current & past employers:	Tampa General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,225.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, What do you do at the hospital?	I am an RN of 17 years. But am currently working as a Vascular Access Nurse. I insert PICC/Midlines in patients.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	mortgage $857, 2nd mortg. $160, car $297, car ins $99, cable&internet $100, cell$50, childcare $560, cc @5%int for new airconditioner/heating unit
What is your purpose for this loan? If you are planning to pay off outstanding debt, what is the total owed, current interest rate, and what portion do you plan to pay off with this loan? What will this loan save you in interest/time?	I have 4 credit cards I want to consolidate that range from 10-15.9% interest with a total of approx $17,000. So this loan would help me pay most of it off. This loan allows me to pay it off in 3 yrs vs 20 yrs paying minimum pmts. The last 2yrs I've also applied my income tax refund to my cc debt.

Member Payment Dependent Notes Series 595691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595691	$12,000	$12,000	11.86%	1.00%	October 18, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595691. Member loan 595691 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	DST Health Solutions	Debt-to-income ratio:	22.46%
Length of employment:	< 1 year	Location:	Moody, AL

Home town:
Current & past employers:	DST Health Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/10/10 > Thank you for taking the time to look at my credit card refinancing loan request. I am looking to pay off my credit cards with this loan as the APR's are very high. I have never defaulted on a payment, I make payments on time, and looking to setup an automatic monthly payment for this loan once it is approved. I work as a full time Software Developer and my job is very stable in the current market. Please let me know if you would like me to answer any of your questions. Thanks again for your time and money.

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,303.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Thank you for your question. Here is the list of credit card debts that I currently owe: Who I Owe | Current Balance | APR | Monthly Payment | Pay off? 1) Citibank (Master) | $6328.03 | 17.99% | $165.30 | Yes 2) Citibank (Visa) | $3168.21 | 20.99% | $89.20 | Yes 3) Capital One (Visa) | $1374.02 | 22.90% | $39 | Yes 4) American Express | $378.97 | 11.24% | $15 | Yes
1) How long do you intend to service (keep active) this loan before final payoff? 2) If you do not mind, what are your total routine monthly expanses? 3) Did you know, Your Credit Report shows > 10000 debit? Any Explanation? 4) Is your spouse also working? -- Thanks for your reply!	Thanks for your question. 1) I intend to pay it as soon as possible (hopefully, well before the term limit). I have setup a budget plan on mint.com to achieve this goal 2) My total monthly expenses comes to less than $2800 3) Yes I checked my score and report before applying for this loan. The debt accumulated due to a series of family emergencies 4) Yes she is working

Member Payment Dependent Notes Series 595701

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595701	$3,000	$3,000	7.14%	1.00%	October 13, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595701. Member loan 595701 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	postal service	Debt-to-income ratio:	0.58%
Length of employment:	10+ years	Location:	waterbury, CT

Home town:
Current & past employers:	postal service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,892.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 595728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595728	$10,525	$10,525	13.61%	1.00%	October 19, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595728. Member loan 595728 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	L.I.F.E.	Debt-to-income ratio:	5.90%
Length of employment:	10+ years	Location:	ANTELOPE, CA

Home town:
Current & past employers:	L.I.F.E.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,887.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is L.I.F.E. and what do you do there?	L.I.F.E. stands for Living in Familiar Environments, we are a non profit organization that assists the disable and elderly manage their retirement or disablity benefits. I am a supervisor, I oversee 10 account managers that maintain over 4000 accounts. website: www.webpayee.com
i've never heard of l.i.f.e. what does your employer do? what role do you have with your employer? what will the funds of this loan be used for?	life stands for Living in Familiar Environments. We are a non profit organization that manages money for disabled and elderly clients. I am a supervisor in charge overseeing the work of 10 account managers who manage 4000 accounts. The funds I am requesting will be used to consolidat my debt and home improvements.

Member Payment Dependent Notes Series 595744

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595744	$3,000	$3,000	6.76%	1.00%	October 18, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595744. Member loan 595744 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	orgill inc	Debt-to-income ratio:	10.03%
Length of employment:	8 years	Location:	maumee, OH

Home town:
Current & past employers:	orgill inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > adding a screened porch

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,403.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How are you going to build a screened-in porch for $3,000?	the roof is already there, and it will be screens, no windows, it is not a manufactured porch enclosure.

Member Payment Dependent Notes Series 595785

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595785	$2,400	$2,400	11.49%	1.00%	October 18, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595785. Member loan 595785 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	Backstage Employment	Debt-to-income ratio:	6.49%
Length of employment:	7 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Backstage Employment
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,825.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Backstage Employment and what do you do there?	Backstage Employment is a company that provides the employees for "behind the scenes" jobs in the entertainment industry.
What is Backstage Employment and what exactly do you do there?	My job at Backstage Employment involves the overseeing of properties of Backstage Employment.
What is the purpose of this loan?	I am going to use this loan to pay off a few of my high interest credit cards so that I will be able to put more money each month into my savings account.

Member Payment Dependent Notes Series 595820

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595820	$4,500	$4,500	7.88%	1.00%	October 13, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595820. Member loan 595820 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	n/a	Debt-to-income ratio:	15.42%
Length of employment:	5 years	Location:	arlington, VT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,031.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 595846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595846	$4,200	$4,200	14.72%	1.00%	October 14, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595846. Member loan 595846 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Logiaticare	Debt-to-income ratio:	9.52%
Length of employment:	1 year	Location:	BRICK, NJ

Home town:
Current & past employers:	Logiaticare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I plan you use the loan to consolidate my debt into one monthly payment. I am employed full time in a secure job I have been at for over 15 months. I own my house outright and do not carry a mortgage.

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	10
Revolving Credit Balance:	$6,209.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I work for a medical transportation company in the customer service department. My debts are spread out among Credit Cards and a loan for kitchen appliances with Lowes. My current monthly payments are about $250.00 a month and I plan to pay off all debts with the loan. I own my own home that has no mortgage..
Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	I take home approx $2000 per month. I do not have a morotage but do own my home. I have approximately $3500 in debt that will be paid with his loan. My only other bills are elec, gas, auto insurance, cell phone and cable wich amount to $600 per month.

Member Payment Dependent Notes Series 595917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595917	$6,000	$6,000	16.82%	1.00%	October 18, 2010	October 24, 2015	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595917. Member loan 595917 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,300 / month
Current employer:	J & N Auto	Debt-to-income ratio:	13.87%
Length of employment:	2 years	Location:	Cincinnati , OH

Home town:
Current & past employers:	J & N Auto
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/10/10 > I have worked hard during the last year repairing the apartment building I recently purchased. In the process I have managed to incur some credit card debt. Now that I am done doing repairs I would like to get a loan to pay off my credit card and boost my credit score. The property currently makes $950 per month, with two long term renters. Also, I have been employed by J & N auto for the last two years and I feel confident in my job security. We sell commercial starters and alternators- new and rebuilds. Our company has grown and our sales are up 40 percent on the year. I have NEVER made a late payment and I always make it a priority to pay my bills on time or early. Feel free to send me any questions regarding the information above or any inquiry that would aid you in your decision to fund my loan. Borrower added on 10/10/10 > .

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,610.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I have one credit card with a balance of about 5700. The card is through Citi with a 19% interest rate. I have been paying about 150 a month and the loan will pay this entire amount.

Member Payment Dependent Notes Series 595977

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595977	$3,250	$3,250	11.86%	1.00%	October 15, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595977. Member loan 595977 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	us postal	Debt-to-income ratio:	18.48%
Length of employment:	10+ years	Location:	glenn heights, TX

Home town:
Current & past employers:	us postal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	51
Revolving Credit Balance:	$31,210.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at us postal?	Sales service Associate
Could you please give us a loan description? What kind of debt are you paying off, what are the interest rates on these debts, etc? Details of a loan always make me more interested when looking to invest. Also, could you give us the details on your delinquency 51 months ago?	credit cards
Please list your debts, balances, rates, and monthly payments. Please list your monthly expenses. Is there a second income in the home?	no second income, expenses $2057

Member Payment Dependent Notes Series 596115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596115	$5,000	$5,000	11.86%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596115. Member loan 596115 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,577 / month
Current employer:	Zachry Construction Corporation	Debt-to-income ratio:	4.00%
Length of employment:	1 year	Location:	Austin, TX

Home town:
Current & past employers:	Zachry Construction Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > I would like to take out a loan to make a purchase for a personal investment. I am a great candidate for a loan because I have a low debt to income ratio, with the only real debt being my student loans, which is now less than 20k. I purchased a truck on an aggressive 36 month loan and successfully completed paying it off in full in just less than the full 3 years. I'm a civil engineer working for one of the most well known highway contractors in Texas. Aside from my student loans, the only debt that I have are the common bills that most people have (vehicle insurance, cell phone, cable, internet, utilities, etc...).

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,069.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list your monthly income, expenses, taxes, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	Monthly income is $5,579. I have zero dependents so I choose to rent an apartment instead of purchase a home. Rent - $740, Electircity - $75 (average), Cable/Internet - $100, Water/Trash - $18, Gas Bill - $17, Gasoline (Fuel) - approx $175, Gym membership - $35, Cell phone - $80, Student Loan #1 - $150, Student Loan #2 - $202. The rest is for discretionary spending (entertainment & food). Based on a recent pay stub, my total taxes per month (Fed Income, Soc Sec, and Medicare) is $1,239, but that's because I chose 1 for Federal Exemptions/Allowances (i.e. I should be getting money back when I file my taxes). I'm a salaried professional so my income is consistent. I do not see any foreseeable additional expenses/loans.

Member Payment Dependent Notes Series 596124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596124	$10,200	$10,200	16.45%	1.00%	October 18, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596124. Member loan 596124 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Johns Hopkins University	Debt-to-income ratio:	10.05%
Length of employment:	10+ years	Location:	Baltimore, MD

Home town:
Current & past employers:	Johns Hopkins University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > I have some credit card debt I would like to get rid off. This tax season I plan on doing taxes on the side to help pay off this debt. I have a job and its seem to be stable. I'm see how this work and if I can get some funded even if not all that would be better than paying the credit card company 29.99%.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	59
Revolving Credit Balance:	$7,706.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Job: Accountant I was doing find until I got sick for a 6 mos and was off from work. I am a stable employee, been with the company for 8 years. I also plan on trying to pay down before 5 years. Debt that will be paid off by loan: Target Visa Card- Paid Off by Loan Monthly Pmt- $120 Current Balance $4132.00 Rate- 23.50% Chase Visa- Paid Off by Loan Monthly Pmt- $150 Current Balance $3089.00 Rate- 29.99% Macy???s Credit Card-Paid Off by Loan Monthly Pmt- $40 Current Balance $496.11 Rate- 19.99% Medical Bills- Paid Off by Loan Monthly Pmt- $30 Current Balance $1096.11 Medical Bills -Paid Off by Loan Monthly Pmt- $30 Current Balance $471.00 Other Debt: Fed Credit Union-Car Payment- Monthly Pmt - $331 Current Balance $8,124.00 Rate- 8.99% School loans Monthly Pmt - $100 Current Balance $8,063.97 Rate- 8.99% Monthly Pmt- $100 Current Balance $8,945.76 Rate- 3.99% Mortgage Monthly Pmt- $860 Current Balance $87,747.00 Rate- 6.75%
what department do you work for? have you submitted your income verification?	Accounting department. For the income verification process I just got an email this evening, I will be submitting the information tomorrow. Thanks

Member Payment Dependent Notes Series 596139

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596139	$15,000	$15,000	14.72%	1.00%	October 15, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596139. Member loan 596139 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	jackson co bd of edu	Debt-to-income ratio:	24.29%
Length of employment:	10+ years	Location:	pisgah, AL

Home town:
Current & past employers:	jackson co bd of edu
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	76
Revolving Credit Balance:	$10,420.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have 4 small unsecured loans that i will be paying off withn this loan. first state bank-4500, 14%,252.00. first bank of the south-4200-12.5,234.00.rainsville finance co. 2000, 16% 170.00.Franlin financial, 5,500 15% 311.00. I am a kindergarten teacher. I have been teaching for 27 years. I hope this has answered you question.
What is the purpose of this loan? Can you list your monthly income after payroll deductions, expenses, taxes, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	I am using this money to help consolidate some loans. I bring home about 2,800 per month. I also recieve 750.00 per month on a rental property. My monthly bills are around 2,300 -2,500 My job security is great. I have been a teacher for 27 years. With this loan my monthly expenses will decrease. I hope this has answered your question

Member Payment Dependent Notes Series 596169

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596169	$2,600	$2,600	11.12%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596169. Member loan 596169 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	WORTHINGTON FORD	Debt-to-income ratio:	14.48%
Length of employment:	2 years	Location:	WESTMINSTER, CA

Home town:
Current & past employers:	WORTHINGTON FORD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,273.00	Public Records On File:	1
Revolving Line Utilization:	18.20%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 596171

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596171	$8,000	$8,000	15.21%	1.00%	October 14, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596171. Member loan 596171 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Travelers Insurance	Debt-to-income ratio:	17.71%
Length of employment:	10+ years	Location:	Hartford, CT

Home town:
Current & past employers:	Travelers Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > Unexpected Expenses with immediate need for additional money to pay.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	36
Revolving Credit Balance:	$20,064.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please provide the details on the need for the loan. Also what do you do at your job? Thank You	I will use my loan to pay a couple of bills (taxes, medical). I coordinate testing support amongst sveral areas for an insurance underwriting pricing system impacting several thousand users.
Any additional income not listed above?	I receive 400+ pension montly and my husband income of $40,000yearly.
Can you explain what this loan is for? What "unexpected expenses" are they?	I will like to pay a couple of taxes and medical expenses.
Hi. can you describe the issue?	I am trying to pay some unexpected bills ..
please provide more details. thx.	I am trying to pay several medical bills and personal taxes on personal property and need the cash now. I will also be helping my son with some bills.
1. What are your monthly expenses (rent, credit card payments, etc)? 2. What was the delinquency for 36 months ago?	I have several credit cards payments which I aquired during the time my husband was unemployed which I am trying to pay now. Details of my expenses can be provided to an individual but will not to like to make it public.
Why is this loan listed as a "green loan"?	The other selections did not meet the standards for all the things I am trying to pay.
i really want to contribute to your loan but a couple of q's what are the medical bills for? you or your son, what condition? the taxes, why do you owe them so suddenly? thanks	I had eye surgery and need to pay several out of pocket expensesa, lab test that are not cover by my insurance and others. I am trying to help my son with personal expenses not medical.

Member Payment Dependent Notes Series 596202

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596202	$5,000	$5,000	7.51%	1.00%	October 15, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596202. Member loan 596202 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	LUEKENS FINE WINE AND LIQUOR	Debt-to-income ratio:	15.05%
Length of employment:	2 years	Location:	val;rico, FL

Home town:
Current & past employers:	LUEKENS FINE WINE AND LIQUOR
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > Great web site. Easy to navigate. Excellent rates and attention to detail. Thanks! Borrower added on 10/13/10 > back again

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$113,251.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide details of your 113K revolving credit balance. Thanks.	Home equity loan used to finance repairs and upgrades. Also help daughter payoff college loans.

Member Payment Dependent Notes Series 596236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596236	$4,000	$4,000	7.88%	1.00%	October 14, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596236. Member loan 596236 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	steve madden	Debt-to-income ratio:	8.65%
Length of employment:	4 years	Location:	WOODSIDE, NY

Home town:
Current & past employers:	steve madden
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	36
Revolving Credit Balance:	$274.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for steve madden?	I handle certain accounts like tj maxx, marshall's, burlington etc with there orders from the moment there store places orders til the order ship in high volume quantitiesm Work with buyers with any issues they may have

Member Payment Dependent Notes Series 596243

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596243	$8,500	$8,500	15.58%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596243. Member loan 596243 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	City of Houston	Debt-to-income ratio:	22.98%
Length of employment:	10+ years	Location:	Magnolia, TX

Home town:
Current & past employers:	City of Houston
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > Loan pay off Borrower added on 10/11/10 > Debt con Borrower added on 10/11/10 > Recieved

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	27
Revolving Credit Balance:	$9,997.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here.I am a Captain in the Houston Fire Department Midland Mortgage 172000 5% 1589.00 mo HTFFFCU has 3 Auto Loans 23000 5% 500.00 mo 3800 5% 280.00 mo 7000 4.75% 210.00 mo Mastercard 10% 4800 140.00 mo The loan I am going to pay off is Beneficial 8200 23% 352.00 monthly

Member Payment Dependent Notes Series 596274

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596274	$10,000	$10,000	7.51%	1.00%	October 18, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596274. Member loan 596274 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Florida Hospital Memorial Medical Center	Debt-to-income ratio:	20.83%
Length of employment:	5 years	Location:	Flagler Beach, FL

Home town:
Current & past employers:	Florida Hospital Memorial Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > credit card consolidation

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,421.00	Public Records On File:	0
Revolving Line Utilization:	55.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Also, can you give us details on your credit card rates? What kind of payments are you making now, or in other words, how much will this loan change your current payments?	This debt consolidation loan will save me about $400 a month. I bought some furniture and financed it, I also have a couple of credit cards. All of the interest rates on these items are well above 10%, except for one no interest for 12 months furniture loan. One credit card is 18%. I have money in my savings account and could pay some of this off with that, but I hate to be left without some sort of savings in case of an emergency, such as my car needing repair.

Member Payment Dependent Notes Series 596281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596281	$6,600	$6,600	14.35%	1.00%	October 15, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596281. Member loan 596281 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,610 / month
Current employer:	National Park Service	Debt-to-income ratio:	24.52%
Length of employment:	3 years	Location:	PORT ORANGE, FL

Home town:
Current & past employers:	National Park Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > I am a Park Ranger at Grand Canyon National Park. I have been a Park Ranger for three years.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,027.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of the loan?	for the purchase of a used RV.

Member Payment Dependent Notes Series 596308

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596308	$7,000	$7,000	15.95%	1.00%	October 18, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596308. Member loan 596308 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	AVX Corporation	Debt-to-income ratio:	17.71%
Length of employment:	5 years	Location:	Simpsonville, SC

Home town:
Current & past employers:	AVX Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	55
Revolving Credit Balance:	$5,346.00	Public Records On File:	1
Revolving Line Utilization:	72.20%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 596327

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596327	$5,000	$5,000	11.12%	1.00%	October 19, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596327. Member loan 596327 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,513 / month
Current employer:	HealthCare Services Group	Debt-to-income ratio:	9.63%
Length of employment:	< 1 year	Location:	Roanoke, VA

Home town:
Current & past employers:	HealthCare Services Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > wedding planning

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,670.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 596338

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596338	$4,000	$4,000	15.21%	1.00%	October 18, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596338. Member loan 596338 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	discount drug mart	Debt-to-income ratio:	19.28%
Length of employment:	2 years	Location:	spencer, OH

Home town:
Current & past employers:	discount drug mart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will the loan proceeds be used for?	I am looking to improve my living conditions, a few overdue repairs on my automobile that are necessecary before the snow starts falling.

Member Payment Dependent Notes Series 596371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596371	$10,000	$10,000	11.49%	1.00%	October 18, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596371. Member loan 596371 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	n/a	Debt-to-income ratio:	11.34%
Length of employment:	10+ years	Location:	Land o Lakes, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > Need to remove several large dead/diseased oak trees and regrade property to prevent flooding during rains, and want to pay in full my CITI/Haverty's account with remaining funds.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,366.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What is your line of work? Self employed? Art	Legal Consultant/ Medical Malpractice defense work x 19 years, last 10 self-employed, thanks!

Member Payment Dependent Notes Series 596391

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596391	$6,000	$6,000	13.61%	1.00%	October 18, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596391. Member loan 596391 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	att	Debt-to-income ratio:	9.40%
Length of employment:	8 years	Location:	wichita falls, TX

Home town:
Current & past employers:	att
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	50
Revolving Credit Balance:	$6,111.00	Public Records On File:	1
Revolving Line Utilization:	33.90%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I'm thinking about paying my car. My montly payment for my carnote is $300.96. If I have this loan, this will lower my payment tremendously. I work for ATT as a Payroll Clerk. Thank you.

Member Payment Dependent Notes Series 596398

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596398	$6,000	$6,000	11.49%	1.00%	October 15, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596398. Member loan 596398 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,325 / month
Current employer:	school board of broward county	Debt-to-income ratio:	24.99%
Length of employment:	3 years	Location:	COCONUT CREEK, FL

Home town:
Current & past employers:	school board of broward county
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,802.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to purchase with this loan? Art	I purchased a truck but I borrow the money from my sister in law and I have to pay her back.

Member Payment Dependent Notes Series 596403

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596403	$11,000	$11,000	7.14%	1.00%	October 15, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596403. Member loan 596403 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	2.14%
Length of employment:	n/a	Location:	Rochester Hills, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,593.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Hello, I do not have a mortgage on my house. I hold the deed to my house with my wife. I have a Home Equity Line of Credit for $100,000 which I have borrowed $30,000 from. The minimum payment for that loan is $100 a month, but I pay around $800 a month on it. I have lived in my home since June of 1988 (22 years) and it's current value on zillow.com is $170,000. Thank you for your support.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	Hello, I will be consolidating/paying off my daughter's credit cards that have interest rates varying from 16% to 29%. There will be no extra money from the loan after the cards are paid off. Thank you.
1 - Source of income? 2 - How long?	Hello, My sources of income are from my Federal Government Pension which I have been receiving since 1996 (14 years). I also receive income from Social Security and dividends from investments. Thank you.

Member Payment Dependent Notes Series 596426

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596426	$3,000	$3,000	16.32%	1.00%	October 15, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596426. Member loan 596426 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Zeigler Ranalli Development	Debt-to-income ratio:	3.68%
Length of employment:	4 years	Location:	Belleplain, NJ

Home town:
Current & past employers:	Zeigler Ranalli Development
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > Fix My Truck-Transmission and A Fender

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses (rent etc)? Also, please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	My total monthly expenses are 520... cell phone bill 120.00,macys bill 100.00,car insurance 300.00
You dont pay rent? Your profile has you listed as you do? Could you also please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com)	I live at home with my mom its not really a set thing but I give her fifty dollars a month and I'm sending my proof of income tomorrow...

Member Payment Dependent Notes Series 596435

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596435	$3,500	$3,500	6.39%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596435. Member loan 596435 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	self employed	Debt-to-income ratio:	3.36%
Length of employment:	10+ years	Location:	REDONDO BEACH, CA

Home town:
Current & past employers:	self employed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > This loan will help me to buy a car. I currently share a car with my boyfriend. He uses it most of the week to commute to his job, and I take my bicycle to work. With winter upon us, a car will be of much use and greatly appreciated!

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,032.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 596450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596450	$2,000	$2,000	16.32%	1.00%	October 15, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596450. Member loan 596450 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	CAMPUS APARTMENTS	Debt-to-income ratio:	24.20%
Length of employment:	3 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	CAMPUS APARTMENTS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,002.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Hi, Currently I am employed by Campus Apartments Inc working as a property accountant. My role basically is working with site managers to ensure the accuracy of coding is correct on residents account. In addtion, to reconciling bank statements and accruals. Please see a break down of my debt, and note that the payments listed below are the minium amounts the debtor asks for: Citifinancial: $7500- minimum paymt of $253.51/monthly ending in another 4 yrs. Ford Credit Services: (car note): $4609-minimum paymt of $380.67 will be paid off by Sept 2011 Mandee Charge Card: (World Financial): $191.00 minimum paymt of $10.00/monthly (This will be paid off next month). Interest rate of 20.24%. Limit is $450.00 HSBC: $886.00 minimum paymt of $23.00 with an interest rate of 14.00% (This will be paid off in three months) Limit is $1100 GAP: $2059.00 minimum paymt of $59.00 (A portion of the loan will be used to get this balance down. Interest rate of 24.99%. Limit is $3k Victoria Secret: $303; minimum paymt of $15.00. (A portion of the loan will be used to get this balance down. Interest rate is 24.99%. Limit is $1040.00 In addition to these loans, I have one student loan that will be paid off within the next 30 years or so at a fixed interest rate of 6.15% Thanks. Thanks
Can you give us more details? Are you paying off credit cards, what are their interest rates, where do you work and what do you do, etc?	Hi, Yes I always pay more than the minimum amout; however, with an apr greater than 15% (on all of my credit cards make it harder to pay off the balance. I work at Campus Apartments as a property accountant reconciling bank statements and tenant ledgers.. Currently, I am at work and once I get home I will be able to pull all of my statements. Currently, I have a car lease payment that has a balance of 4600 that will be paid off by Sept 2011. In addition to minor credit cards I have student loans. Regards

Member Payment Dependent Notes Series 596459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596459	$5,000	$5,000	7.51%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596459. Member loan 596459 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	The State of New Jersey	Debt-to-income ratio:	12.36%
Length of employment:	6 years	Location:	Hamilton, NJ

Home town:
Current & past employers:	The State of New Jersey
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What credit cards do you intend to pay off and what are the interest rates?	capital one mastercard and its like 14%.

Member Payment Dependent Notes Series 596503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596503	$3,600	$3,600	18.67%	1.00%	October 18, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596503. Member loan 596503 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,400 / month
Current employer:	True Grits School Uniforms	Debt-to-income ratio:	10.59%
Length of employment:	8 years	Location:	Riverside, AZ

Home town:
Current & past employers:	True Grits School Uniforms
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	21
Revolving Credit Balance:	$9,295.00	Public Records On File:	0
Revolving Line Utilization:	98.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at True Grits School Uniforms?	I am the store manager of a company that sells uniforms to private schools.
How much is owed on your home (mortgage plus any other loans against the property), and what is the current value of the home per zillow.com? Thank you in advance for your answers.	We just bought the house in Juanuary for 235,000. We owe about 225,000. Zillow estimates it at 232,000.
What was the cause for the delinquency 21 months ago?	What deliquency was that?
The delinquency being referred to is the one listed in your credit history--"Delinquencies last 2 years : 1"- "Months since last delinquency: 21 months" -please respond	I will have to look at my credit report to see what that was. I don't remember seeing it when we bought our house. I will look at it and let you know.
Is it grad school tuition you want to borrow the money for? If so, what decree will you be working towards?	No, my tuition is paid by a grant given by the university because my GPA is over 3.8. I actually am going to be using the money as a cushion to allow me to work less, if I need to.
What are you planning on using the $3,600 for?	The money will be used to allow me to work less, if I feel the need to, while finishing my last semester of grad school.

Member Payment Dependent Notes Series 596513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596513	$10,000	$10,000	13.98%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596513. Member loan 596513 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$55,640 / month
Current employer:	Department of Veteranss Affairs	Debt-to-income ratio:	1.55%
Length of employment:	10+ years	Location:	Temple, TX

Home town:
Current & past employers:	Department of Veteranss Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	23
Revolving Credit Balance:	$7,257.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you buying something with this loan or refinancing your credit card? Art	I am looking to purchase new appliances, washer, dryer, and refrigerator, but I did ask for a little extra to pay off a combined balance of $2000 on credit. I also am looking at needing a new car pretty soon as I have had car repairs this year and my car is a '99, but that is not on the table right now.
Your income is incorrect here, it is listed as $55k per month (as opposed to $55k per year) Anyway, please verify income with lendingclub. Lenders will be much more interested in you if you do.	This is my error, it is $55 per year. I will be sending by last two payroll statements. Thanks

Member Payment Dependent Notes Series 596567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596567	$3,000	$3,000	11.12%	1.00%	October 14, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596567. Member loan 596567 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,833 / month
Current employer:	prudential annuities	Debt-to-income ratio:	14.57%
Length of employment:	3 years	Location:	north branford, CT

Home town:
Current & past employers:	prudential annuities
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,929.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I over extended myself on a business trip with some partners, used a credit card alittle too much. I have a good base salary and get paid very well in commission that come once a 1/4. I put the charges on a AMEX which needs to be paid in full at the end of the month. I have people that owe me money but this needs to be paid asap so it does not ruin my credit. After all my bills and living expenses have been paid I have around 1500-2000 of free cash. Bill is due Friday, I am looking to put this in the past and start over and pay this with some monthly payments.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I have just attached in an email to support@lendingclub.com my 2009 W2 which shows I made 109k last year.

Member Payment Dependent Notes Series 596636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596636	$15,000	$15,000	11.86%	1.00%	October 18, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596636. Member loan 596636 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,983 / month
Current employer:	Dayton Freight Lines, Inc.	Debt-to-income ratio:	7.26%
Length of employment:	3 years	Location:	Miamisburg, OH

Home town:
Current & past employers:	Dayton Freight Lines, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > The pain of dealing with banks direct is that they no longer make loans to people, only numbers. I have maintained and improved my credit rating since i started working with credit. The hardest part about getting a debt consolidation loan is they seem to only lend it to people with little to no debt. I have a stable job, I make my mortgage payments, I have and maintain my budget, I merely wish to lump my credit card debt into a single payment.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,286.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Personal responcibility. I know that answer is not the most rock solid responce, but allow me to explain. December of 2009 I purchased my first home. Prior to the purchase I was already on my way to clearing debt. The first year of home ownership has not negated that plan, merely delayed it. My budget and personal spending habits have adjusted. I now set asside additional funds for home related expenses. Before investing in my home, my spending habits were not as responcible as they should have been. A single male in my twenties without kids, a spouse, a car payment, or a house payment, I was less than concerned with where my money was going, even if it was to interest rates. Although only one of these major points have changed, I am looking for long term financial freedom and success. I hope this has answered your question. If it has not please let me know and I will do my best to address it.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I owe on three cards. PNC - 2736 @ 19.99% Citi - 9101 @ 19.99% Capital One- 2540 @ 22.90% Total Minimums = 446 Total Payments = 600 All will be paid off by this loan, the highest interest card will be cancelled, and the other two will be used as originally intended. One card will be used for emergency use only, the other will be used for bills/utilities/expenses and paid off monthly per budget. I work in Information Technology, specifics of my job range from network management/design to system administration. I have been at my current employer for 3 years and in the industry for 7.

Member Payment Dependent Notes Series 596647

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596647	$12,000	$12,000	7.88%	1.00%	October 19, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596647. Member loan 596647 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,658 / month
Current employer:	Gulfstream Aerospace	Debt-to-income ratio:	1.92%
Length of employment:	10+ years	Location:	Savannah, GA

Home town:
Current & past employers:	Gulfstream Aerospace
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	59
Revolving Credit Balance:	$20,015.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you paying off and at what rates please?	Paying off two credit card. American Express & Macys Visa. One's is at 18% and the other right at 21%.
Hello Borrower 1)Please provide us detail insight into yur last Delinquency ? 2) Also have you had any gaps in your employment , please list months and year ?	I hadn't been a month late on a bill in over 8 years. No gaps in employment.
Hi there, What do you do at Gulfstream Aerospace? What is your position, title?	I work in Engineering. I'm an Avionics/Electrical Engineer by trade. I currently work in Project Engineering.

Member Payment Dependent Notes Series 596665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596665	$3,000	$3,000	16.45%	1.00%	October 14, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596665. Member loan 596665 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	University Of Connecticut	Debt-to-income ratio:	5.44%
Length of employment:	7 years	Location:	Willimantic, CT

Home town:
Current & past employers:	University Of Connecticut
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I plan to buy a pellet stove for my home. I need to try and save some money on oil, so I thought this would be a great way to save. I plan to pay this loan off faster than 60 months. I just need to be able to put the cash up front to buy it. I hope this helps!!

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,805.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what do you want to use the loan for on your house? How much is your house worth and what debt and interest rates do you currently have on your home?	I want to use the loan to purchase a pellet stove. I currently have a old boiler that isnt extremely efficient that I will be replacing in the next 5 years. But for now I want to have a pellet stove installed to cut some of the cost of heating. I currently have 5.75% on my home and I believe it is worth about 162k. I am new homeowner, so I am just trying to make it. :-)
What do you do for the University Of Connecticut?	I work in a office there.

Member Payment Dependent Notes Series 596704

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596704	$7,200	$7,200	10.75%	1.00%	October 19, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596704. Member loan 596704 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	American Bank	Debt-to-income ratio:	4.10%
Length of employment:	< 1 year	Location:	Baltimore, MD

Home town:
Current & past employers:	American Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I graduated with a BA in Economics and Finance in May. I just finished paying off my college loans and am beginning a new job on Oct 18th. I want to have the stability to be able to focus on the training for my new job because the first two months I am on a training salary. I expect to pay this loan off in less than the 3 year period. Borrower added on 10/12/10 > part of this stability involves paying off my credit card. Borrower added on 10/12/10 > After my credit debts are consolidated, The remaining loan will be to supplement my living expenses until I am done with my training

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	50
Revolving Credit Balance:	$3,016.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you go to school?	I just graduated from Towson University.

Member Payment Dependent Notes Series 596783

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596783	$3,000	$3,000	7.88%	1.00%	October 19, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596783. Member loan 596783 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$667 / month
Current employer:	After Cool Fitness	Debt-to-income ratio:	8.70%
Length of employment:	4 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	After Cool Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > Truck might brake down. Need something cheap to get back and forth to work.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,634.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 596830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596830	$12,000	$12,000	10.38%	1.00%	October 19, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596830. Member loan 596830 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,180 / month
Current employer:	First Assembly of God	Debt-to-income ratio:	17.86%
Length of employment:	5 years	Location:	Benton Harbor, MI

Home town:
Current & past employers:	First Assembly of God
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > We have decided to get very aggressive towards our credit card debt of $12,000 over 3 credit cards. We have laid out a plan that, with additional payments applied towards interest, will be paid off within 12-18 months. We are hoping to consolidate into one payment with one low interest as opposed to the current three payments with uncomfortable interest rates. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,599.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Are there additional sources of income in the household in addition to the $3,180/mo listed? Art	No, the $3,180 includes my salary from First Assembly of God where I am the Youth Pastor, and my wife's self-employment income from her Home Daycare. Both incomes are very stable and we have been fulfilling a personal goal of $150/week towards our debt for the last 6 weeks.
What do you do for First Assembly of God?	I am a Youth Pastor, and loving it!
1. what is your job? 2. what is first assembly of god?	I am employed at a large church in Southwest Michigan, First Assembly of God, as a Youth Pastor. I lead and counsel youth who come to our church as well as Directing a successful after school program for Jr. High School students.
Hi. I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Yes, my wife and I have decided that this will not just be an 'attempt' we have destroyed our credit cards. In addition to this we have made several changes to our lifestyle to cut back on un-necessary costs. We are determined to be debt free.
Hi, I love that you are aggressively attacking your credit card debt and would love to be a part of your funding. Can you give us an idea of your monthly expenses like mortgage, utilities, food, car payments, student loans? Thanks	Sure, our mortgage is $670, utilities run around $200 depending on the time of year and our car payment is $275. We also have a home equity loan which we pay $120 on every month. What is left of our income is split between necessities (diapers, gas, food, things like that) and our plan to get out of debt. We have set a personal goal to pay $150 a week towards our credit card debt, something we have done consistantly now for 6 weeks.

Member Payment Dependent Notes Series 596895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596895	$4,000	$4,000	15.95%	1.00%	October 18, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596895. Member loan 596895 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Haug Optometry	Debt-to-income ratio:	3.77%
Length of employment:	9 years	Location:	Vista, CA

Home town:
Current & past employers:	Haug Optometry
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/23/10 > These funds will be used to purchase a reliable vehicle to replace my husband's car. I have already paid off two infiniti G35s since I started at my job over 9 years ago and currently have no car payment.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,945.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 596915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596915	$16,400	$16,400	13.98%	1.00%	October 19, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596915. Member loan 596915 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	WELLS FARGO	Debt-to-income ratio:	22.39%
Length of employment:	5 years	Location:	CARMICHAEL, CA

Home town:
Current & past employers:	WELLS FARGO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > personal refinance

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1962	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,318.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at WELLS FARGO?	Business Sales Banker, I am a sales specialist with the Bank to all commercial and small business owners regarding products and services which Wells Fargo provides.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	no rent or mortgage, house is paid off, family owned.
Hi, I'm interested in funding your loan. Can you please 1. List the items that you will be consolidating (account type, amount consolidated, current rate)? 2. Explain the difference in your Revolving Credit Balance and the amount you are planning to borrow? Thanks, and I look forward to funding your loan!	I wanted to lump all debt in one payment, clean up the revolving into one payment for short term finance, plan on paying off shorter than loan terms.
Since this is a debt consolidation loan, please list each line of credit with amount owed, interest rate, and currently monthly payment. Indicate which ones you intend to consolidate with this loan.	chase bank $10800 apr 14.99 pay off first payment $250 capital one $2500 apr 15.99 pay off second payment $100 Bank of America $ 9700 apr 8.99 - will currently keep. Citibank $ 4000 apr 14.99 used to pay off third , payment $200

Member Payment Dependent Notes Series 596926

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596926	$1,500	$1,500	11.86%	1.00%	October 14, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596926. Member loan 596926 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Children's Vision First/ SFUSD	Debt-to-income ratio:	14.80%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Children's Vision First/ SFUSD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,609.00	Public Records On File:	0
Revolving Line Utilization:	93.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Children's Vision First? SFUSD? Where did you work prior to that?	I am the Program Manager of Children's vision first and the After School Teen Center Program Leader for George Washington High School as part of the San Francisco Unified School District. At Children's vision first we provide uninsured families with free vision exams and eye glasses for thier children grades k-12. At George Washington High School as the After School Teen Center Program Leader I coordinate & supervise teen center activites while mentoring Special Needs students. Previously I was a Case Manager for Mac's Children and Family Services working with at risk youths ages 13-19. Prior to that I was a Supervisor for Kings Security as I worked full time to pay for my education as I graduated from San Francisco State University.

Member Payment Dependent Notes Series 596952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596952	$8,000	$8,000	7.88%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596952. Member loan 596952 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,600 / month
Current employer:	City Of Phoenix	Debt-to-income ratio:	19.26%
Length of employment:	6 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	City Of Phoenix
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,429.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City Of Phoenix?	Police Officer.
what debts are you consolidating? can you pls list here?	I am consolidating two credit cards.
You are requesting $8,000 but show $11,400 on your credit balance. What do you plan to do about the other $3,400, and why not take out a loan for the full amount? Also how far along are you in your mortgage?	I tried to obtain a larger loan, but was not offered one for the full amount. I was offered one for $10,000, but the interest rate for it was significantly higher than the $8,000 loan option. I am only a year into my mortgage.

Member Payment Dependent Notes Series 597005

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597005	$8,000	$8,000	15.21%	1.00%	October 19, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597005. Member loan 597005 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	14.54%
Length of employment:	6 years	Location:	UNION CITY, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > I am requesting this loan because I have several accounts that I pay more than the monthly payment which equals to $700 monthly and I am left living paycheck to paycheck. If I am given this loan I can pay all my debt and be able to pay a lower monthly payment to just one account (this loan). I can definitely afford the monthly payment on the presented loan. I just want to get rid of these debts on my account and pay one monthly payment to this loan if given. My credit is decent and I make about $2000.00 monthly. I do not pay rent my husband handles rent I pay for my credit accounts ($700.00), my car payment ($636.01) and neccesities for myself and my family. Which leaves about a $600.00 a month for myself, my son and my husband to whatever groceries, neccesities and etc. needed. Please understand my brief description and give the most consideration to my account if possible. I would greatly appreciate it. Please contact me if you have any questions or concerns. I greatly appreciate it! Thank you! Robyn Borrower added on 10/13/10 > I also assure you that I am a very responsible & reliable adult. I haven't been late on any of my bills since 2004 (I turned 18 in 2003 and made some immature mistakes) I try to pay more than the minimum payment. I work part time, I go to school full time for my Bachelors in Nursing which I will be getting in 2012 and I am 1st time mother of a 15 month old. This is another brief description about me to help guide you to make any amount of consideration on your decision about my loan. Please feel free to contact me for any questions or concerns. I will greatly appreciate everything and anything that you plan to offer. I hope my additional information will help you make your decision more easy and comfortable. Thank you. Borrower added on 10/14/10 > To clear any confusion, I saw that my profile stated I make $4167/monthly this includes mine's and my husband's monthly income. His monthly income goes all to rent, utilities, cable, & phones. I apologize if that has caused any confusion because I stated above that I make about $2000/monthly. I also wanted to take the time to break down my monthly expenses to help give you an idea how I manage my finances. Credit Cards: Chase $1997 Monthly payment (MP): $200-$300 Kay Jewelers $2200 MP: $225-$300 Orchard $286 MP: $30-$50 Capital $741 MP: $100-$125 Rewardzone $733 MP: $100-$125 TOTAL MP: $655-$900 plus $636 monthly car payment = $1291-$1536 TOTAL towards debt and car Which then leaves $464-$709 for everything else such as gas, groceries, food, necessities and things that are needed. If I am approved for this loan it will help improve my credit score because all my cards would be paid off, I would be able to make a much more affordable monthly payment towards one account (this loan) and my family and I wouldn't have to struggle living paycheck to paycheck. The reason why I got in so much debt was because of school. My first 2 years of college, I did not qualify for financial aid so I had to use my cards to help pay for my books, school supplies and school expenses. Now that I am working part-time I qualify for grants but I am still left with these debts. I would love to just consolidate them all into one lower monthly payment and get out of having to keep up with all of them. This loan will definitely do that. Thank you again for your time and consideration. I appreciate it all greatly!

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,381.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 597017

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597017	$9,000	$9,000	14.35%	1.00%	October 18, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597017. Member loan 597017 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Yes	Debt-to-income ratio:	15.87%
Length of employment:	1 year	Location:	AUSTIN, TX

Home town:
Current & past employers:	Yes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,167.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I'm employed by Scottrade. Their corporate headquarters is located in Saint Louis, MO, but I work at a local branch in Austin,TX.

Member Payment Dependent Notes Series 597019

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597019	$1,200	$1,200	13.61%	1.00%	October 15, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597019. Member loan 597019 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	24.33%
Length of employment:	n/a	Location:	Silver Spring, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > This loan is from the lending cub online for the purpose of debt consolidation. Borrower added on 10/14/10 > I was out about a month of work in the month of August, thus I lost roughly 1200 dollars of pay and fell behind on some bills. I would greatly appreciate this loan. Borrower added on 10/14/10 > I am also a college student so this loan will be most beneficial.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	18
Revolving Credit Balance:	$289.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I'm confued on what you are asking, can you please explain?
Your profile shows that you get $1200. a month of income. Is that what you are paid by your job? If so, where do you work?	Yes I have job but im consider part time, I get paid every two weeks and to total it up, I get about 1200 dollars a month, so roughly like 600 every two weeks. I work at a gym in child care.

Member Payment Dependent Notes Series 597047

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597047	$4,500	$4,500	13.61%	1.00%	October 15, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597047. Member loan 597047 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,175 / month
Current employer:	Redcats USA	Debt-to-income ratio:	23.60%
Length of employment:	3 years	Location:	UNION CITY, NJ

Home town:
Current & past employers:	Redcats USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > Hello, I am a responsible honest person. I make a good amount of money and I am currently working my way up in my career. I would like to have a small wedding and I need a little help. I am confident I can repay this loan and I think it will be a great deal for the lender. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	40
Revolving Credit Balance:	$22,287.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Redcats USA?	Hello CriticalMiss, Thank you for your question. I work as a designer at Redcats USA, currently working for several brands under OneStopPlus.com. Thank you again for your consideration. Best Regards,
Please contact Lending Club to send in your income verification documents such as your proof of income (support@lendingclub.com). Faxing a pay stub is one way some people do this. After this is complete, your loan will be much more attractive to investors. Thanks!	Hello, I am going to supply a pay stub by the end of the day. We are being payed electronically so I will have to print and scan or fax my pay stub. Pls note - the pay stub will only display half of my monthly income as I get paid twice a month. Thanks,

Member Payment Dependent Notes Series 597069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597069	$5,700	$5,700	10.38%	1.00%	October 19, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597069. Member loan 597069 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,300 / month
Current employer:	city of hillsboro	Debt-to-income ratio:	9.04%
Length of employment:	10+ years	Location:	forest grove, OR

Home town:
Current & past employers:	city of hillsboro
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > 1980 ford capri.. street rod. Borrower added on 10/12/10 > 1980 ford capri... street rod.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,525.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the city of hillsboro?	Type your answer here. I work in the Water distribution dept...
Please provide background on the nature of the purchase. Thank You	Type your answer here. I'm buying the car for a investment/ toy/hobby.
What is a ford capri? Is it a Ford Mustang or a Mercury Capri?	Type your answer here. It's a mercury capri... The same car as the mustang...

Member Payment Dependent Notes Series 597091

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597091	$3,600	$3,600	13.61%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597091. Member loan 597091 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Meyer Corporation	Debt-to-income ratio:	4.84%
Length of employment:	10+ years	Location:	Vallejo, CA

Home town:
Current & past employers:	Meyer Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	48
Revolving Credit Balance:	$584.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For what is this loan?	Without giving you all the details of my friends situation - I am taking an unforseen trip with a friend who needs some sunshine and rest. She is unable to afford it but it is important to me that she get this opportunity. Had I planned it earlier out - I could have saved the money but somethings just come when you least expect them.

Member Payment Dependent Notes Series 597109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597109	$3,350	$3,350	15.21%	1.00%	October 15, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597109. Member loan 597109 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,200 / month
Current employer:	United States Air Force	Debt-to-income ratio:	20.71%
Length of employment:	10+ years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,748.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Purpose of loan?	There are two potential purposes. First, we have a rental home that the renters may or may not move out of this November, the loan would stay as a cushion just in case we need to make an mortgage payment or two. If all works out with the renters, the major purchase will be for Cannondale cycling equipment. Thanks so much!
1 - Rank? 2 - ETS? 3 - Purchasing what? Thank You	Oh, my husband said it means time in service left... its March 22, 2012... Thanks! :)

Member Payment Dependent Notes Series 597118

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597118	$5,000	$5,000	11.49%	1.00%	October 15, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597118. Member loan 597118 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,580 / month
Current employer:	East Mesa Auto Repair Center	Debt-to-income ratio:	18.95%
Length of employment:	5 years	Location:	Mesa, AZ

Home town:
Current & past employers:	East Mesa Auto Repair Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I'm trying to get a loan to pay off the Snap-On tool guy. The truck interest is higher then this loan and I also have some credit card debt I want to turn into one payment

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,852.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at East Mesa Auto Repair Center?	Im a mechanic for the shop

Member Payment Dependent Notes Series 597161

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597161	$9,000	$9,000	7.14%	1.00%	October 18, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597161. Member loan 597161 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Weill Cornell Medical College	Debt-to-income ratio:	22.70%
Length of employment:	4 years	Location:	Astoria, NY

Home town:
Current & past employers:	Weill Cornell Medical College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I am newly married and would like the opportunity to clean my debt and start my married life with a clean slate or better slate. I have a very good credit and will most likely pay back this loan prior to the 36 month limit.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,070.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Weill Cornell Medical College?	I am an Account Administrator that deals with medical claims receivables.
What do you plan on using the requested funds for?	When the credit law changed this past February, two of my credit cards raised their APR. I will be paying off those debts totaling about $8500. My recent nuptials did not allow time to consider debt consolidation earlier.
You are requesting a loan for $9,000, but show 18,000 in credit debt. Why not ask for the full $18,000? How do you plan to pay off the other half?	The remaining $9000 has an interest rate that is lower than what LendingClub offered and are currently being paid on a monthly basis. Therefore, it is not in my best interest to request a loan for that amount.

Member Payment Dependent Notes Series 597211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597211	$12,000	$12,000	15.21%	1.00%	October 18, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597211. Member loan 597211 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	USICE	Debt-to-income ratio:	10.66%
Length of employment:	10+ years	Location:	Highland, CA

Home town:
Current & past employers:	USICE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I have a couple of Credit Cards that have hit me with some outrageous rates. I'm sick of paying banks to keep me in debt when I've been a good customer. Please help me to transfer this debt, cancel these cards and tell the banks where to go. I have always been able to make my payments and this loan will allow me to have a smaller payment and create a forseeable payoff.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,419.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for USICE?	I am in law enforcement.

Member Payment Dependent Notes Series 597226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597226	$4,550	$4,550	17.19%	1.00%	October 18, 2010	October 27, 2015	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597226. Member loan 597226 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	Best Buy	Debt-to-income ratio:	16.11%
Length of employment:	2 years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	Best Buy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > Going to purchase a commuter car to transport myself to and from work.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,315.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Best Buy and where did you work prior to that?	I work full time at Best Buy as a sales specialist. Selling cameras, computers, mp3 players, etc. Prior to that, I lived in Utah and worked at Principal Financial Group in the health insurance devision.
Can you lay out your monthly budget? $1900 a month would have you on a tight leash, I just want to see that you've thought through all of your monthly expenses and still have enough to cover this loan and the expenses associated with car ownership.	I'm actually moving into a new apartment which is $200 a month less, which is why I feel comfortable taking out the loan as I'll have the extra funds to make payments on it. Thanks!

Member Payment Dependent Notes Series 597272

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597272	$6,000	$6,000	7.88%	1.00%	October 19, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597272. Member loan 597272 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Ashley Furntiure Homestore	Debt-to-income ratio:	17.95%
Length of employment:	< 1 year	Location:	LOUISVILLE, KY

Home town:
Current & past employers:	Ashley Furntiure Homestore
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > The finishing touches for our wedding!

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	5
Revolving Credit Balance:	$8,556.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 597304

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597304	$5,800	$5,800	19.79%	1.00%	October 19, 2010	October 28, 2015	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597304. Member loan 597304 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,167 / month
Current employer:	Tribune Media Services	Debt-to-income ratio:	13.29%
Length of employment:	5 years	Location:	GLENS FALLS, NY

Home town:
Current & past employers:	Tribune Media Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > I plan to consolidate several credit accounts in to one loan and once the accounts are paid I plan to close them. I have been a full time employee in a large corporation for over 5 years and I have been working on rebuilding my credit score for the last few years.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,669.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I am paying off 4 debts with this loan. VISA SST has $2000 left to pay off with an interest rate of 17% and I pay $70 a month. Orchard Bank credit card has a balance of $1300 with a 20% interest rate and I pay $60 a month. Target credit card has a $500 balance left with a 19% interest rate and I pay $40 a month. Citi Financial loan has a $1900 balance left with a 5% interest rate and I pay $60 a month. All of these will be paid off and closed when I get a loan. I work as a database editor for the Tribune company.
What was the reason for the delinquency 19 months ago?	I believe that was my student loan payment that I got behind on. I had to do major repairs on my car around that time and got behind on my payments. Since then I have increased my savings to keep sudden expenses like that from throwing me off.
Are you having trouble making your min. monthly payments?	No I can make the monthly minimums on the payments. I want to take out a loan to combine them so I am not just paying the minimum anymore and getting nowhere.
- are you the sole wage earner in your household? If not, what is the combined net monthly income? - what is your plan for reducing your dependence on credit cards? - What is your budget? Please itemize your expenses - rent, food, gas, misc, childcare, etc. - how much do you save each month? Thanks.	I live in a home owned by my fiance and pay half of the mortgage. At this point I do not rely on credit cars at all but I am stuck with the debt I accrued when I was younger. My half of the mortgage is $450 a month, $200 for food, $40 a month in gas and between all of my credit balances I pay about $200. I have a student loan I pay monthly and that is $100. I try to save $100 every other week.
Kinda confused but I am newer to lendingclub. But you only have one card (Orchard Bank credit card has a balance of $1300 with a 20%) that is over what this loan is asking you to pay. Everything else is under 19.79. So wouldnt you be paying more by doing this loan? Example (Citi Financial loan has a $1900 balance left with a 5%) loan will no longer be at 5%. the $1900 will now be at 19.79% with this loan	The interest rate will be a little higher compared to the new loan but at this point I am only paying the minimum monthly payments which will take 10 years to pay off. By combining them all in to one account I will be able to pay them all off and cut the time it would take to get rid of them in half. I will actually save a lot of money in interest by doing it this way.
But won't Citi Financial allow you to pay more than the monthly minimum if you wish? Are you saying that you need to be required to pay a larger amount each month -- else you won't have the self-discipline to do it?	I can pay more each month but with 4 accounts I do not make much progress on any of them.

Member Payment Dependent Notes Series 597351

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597351	$2,000	$2,000	10.38%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597351. Member loan 597351 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	US Army	Debt-to-income ratio:	16.66%
Length of employment:	3 years	Location:	fort drum, NY

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,021.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
First of all, thank you for your service to the country. What is the purpose of this loan? Can you list your monthly income after payroll deductions, expenses, taxes, and loans (including mortgages)? Is there a possibility of getting deployed and not being able to make payments? Any foreseeable additional expenses/loans?	Honestly, I plan on paying this loan off in less than 6 months. The only reason I need it is because a very unexpected expense occured from a piece of property I have purchased. As far as how much money I make after everything, including car payments, approximately 1000 dollars a month. I just got back from deployment so I have a year there and my wife pays my bills while I am away. Also my job requires a security clearance, which I would immediately lose if it is reported that I am not paying my bills and loans, and the Army would then take the money out of my paychecks and pay them for me. I forsee no additional costs and certainly no additional loans being taken out by me until well after this loan would be paid off, even if I took the whole 36 months to pay it off.

Member Payment Dependent Notes Series 597371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597371	$2,500	$2,500	13.61%	1.00%	October 15, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597371. Member loan 597371 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	Clovis Capital	Debt-to-income ratio:	9.31%
Length of employment:	7 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Clovis Capital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	23
Revolving Credit Balance:	$44,711.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 597397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597397	$7,000	$7,000	15.21%	1.00%	October 15, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597397. Member loan 597397 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,853 / month
Current employer:	SASED	Debt-to-income ratio:	17.30%
Length of employment:	10+ years	Location:	Montgomery, IL

Home town:
Current & past employers:	SASED
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,655.00	Public Records On File:	1
Revolving Line Utilization:	80.80%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us the reason for the public record?	I was at the end of a bad marriage where my ex ran up a bunch of credit cards. I ended up being responsible for that debt and had to be party to her poor decisisons. That was seven years ago, we have been long divorced and I have moved on with my life.
What is SASED and what do you do there?	It stands for School Association for Special Education in DuPage County. We are a special education cooperative that services students with varying disabilities throughout DuPage County, IL. I have been a teacher at the alternative school for students with behavioral and emotional disorders for the past 15 years and this year I was promoted to Dean of Students. I really enjoy what I do and love making a difference in the lives of my students!! l

Member Payment Dependent Notes Series 597398

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597398	$1,100	$1,100	15.58%	1.00%	October 15, 2010	October 27, 2015	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597398. Member loan 597398 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Hennes and Mauritz	Debt-to-income ratio:	2.09%
Length of employment:	10+ years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Hennes and Mauritz
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	11	Months Since Last Delinquency:	22
Revolving Credit Balance:	$883.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 597420

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597420	$6,000	$6,000	6.76%	1.00%	October 19, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597420. Member loan 597420 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	ELEGANT WINDOWS INC.	Debt-to-income ratio:	24.25%
Length of employment:	9 years	Location:	IRVING, TX

Home town:
Current & past employers:	ELEGANT WINDOWS INC.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > thanks Borrower added on 10/14/10 > Will use this fund for family issue and plan to pay back this fund soon as I can.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,397.00	Public Records On File:	0
Revolving Line Utilization:	18.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 597449

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597449	$12,750	$12,750	15.95%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597449. Member loan 597449 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	PNW BOCES	Debt-to-income ratio:	10.59%
Length of employment:	10+ years	Location:	CORTLANDT MANOR, NY

Home town:
Current & past employers:	PNW BOCES
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	42
Revolving Credit Balance:	$14,026.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your plans for the $14K in debt you are revolving?	Thanks for the question. I used the credit cards to purchase many of the items used for the kitchen make over, as well as some other home repair/updates I have done recently (like a new boiler). I ordered many of the items online to save money, so I had to use my credit cards to purchase them. I have some money put aside that I will be using to pay down some of the debt, and was planning on using about 60% of this loan if it gets funded to pay off the rest. If the loan is not funded, I will just pay down the credit cards, and finish up the rest of the projects around the house once the debt has been reduced.

Member Payment Dependent Notes Series 597450

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597450	$1,000	$1,000	14.84%	1.00%	October 15, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597450. Member loan 597450 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Aurora Multimedia	Debt-to-income ratio:	0.00%
Length of employment:	< 1 year	Location:	Dayton, NJ

Home town:
Current & past employers:	Aurora Multimedia
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 597459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597459	$15,000	$15,000	11.12%	1.00%	October 19, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597459. Member loan 597459 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	JPM CHASE	Debt-to-income ratio:	3.28%
Length of employment:	10+ years	Location:	Long Island City, NY

Home town:
Current & past employers:	JPM CHASE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/16/10 > I mainly wanted to get it all in one place, consolidate it if you will. My monthly payment will be slighty higher, but after looking into some other debt consolidation services, I found this one. The concept was interesting to me. I heard good things about it. Reviews on the internet were all good, so here I am. I plan on closing 3 of the 5 cards as soon as they're paid off. If I had the money, I would consider investing. I just might do that when this loan is paid off.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,257.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for JPM CHASE?	I am a Lead Technician for the TANDEM Large Midrange Systems in the Infrastructure Operations Data Center in Whippany, NJ. The LMR area consists of not only TANDEM systems, but IBM AS400's and DEC ALPHA systems as well. TANDEM basically acts as a front end to the Federal Reserve Bank and Clearling House, VISA, and MasterCard and as a back end to our MAINFRAME IBM systems. One application has switch links to PULSE, NYCE, and STAR so people can use those cards at CHASE ATMs. We used to monitor the ATMs themselves, but that responsiblility was transferred to another departrment some time ago. Many responsibilities include monitoring communication lines and implementing software upgrades. Started at Manufacturers Hanover in 1981. Merged with Chemical and Chase since then, but my tenure is considered grandfathered since 1981. I celebrate my 30th anniversary in June of next year.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	I have 5 credit cards... Card Balance Rate Monthly Payment CHASE VISA $2,000. 9.24% $60. CHASE VISA $1,100 12.24% $40. CHASE VISA $1,200. 11.24% $40. CAP ONE MC $3,000. 0.0%* $27. CITI MC $7,000. 11.9% $150. * until next year I plan on paying off all these cards with this loan.
Hi. I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	I've got more money coming in now than before. I sold my cooperative apartment i owned for 10 years 5 months ago and made a decent profit. I no longer have a real estate asset as I rent now, but I paid off a few personal hefty debts and much of a loan I had against my 401K at work. My paycheck went up about $300. per bimonthly pay period. Between maintenance costs and the mortage on the coop I used to pay, I pay less monthly now than before.I am confident I will be able to pay off this debt in 3 years with no problem. I still have a substantail amount of money in my 401K and retirement plans, but I'm trying not to touch that and save it for what it's meant for... retirement.

Member Payment Dependent Notes Series 597469

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597469	$1,925	$1,925	6.76%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597469. Member loan 597469 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	Finley Hospital	Debt-to-income ratio:	15.27%
Length of employment:	10+ years	Location:	East Dubuque, IL

Home town:
Current & past employers:	Finley Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,800.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Finley Hospital?	Registered Nurse Medical/Surgical

Member Payment Dependent Notes Series 597499

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597499	$6,500	$6,500	13.23%	1.00%	October 19, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597499. Member loan 597499 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Shake-N-Go	Debt-to-income ratio:	6.53%
Length of employment:	6 years	Location:	FOREST HILLS, NY

Home town:
Current & past employers:	Shake-N-Go
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,918.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but first, some questions: 1. What do you do at Shake-N-Go in Forest Hills, NY? 2. Can you please summarize the credit card debts you'll be refinancing? How much on each card? Many thanks!	1. i am working as an administrative assistant at Shake-N-Go. i have been working there for about almost 6years. 2.i am refinancing $6500 for my discovery card debt. it has very high interest rate, so i like to pay off with this loan. i have one another credit card that has about $700 balance.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	i have two credit cards. 1. discovery card, balance $5800 2. visa card , balance $700 i finished my car loans this month. i would like to pay off these credit card soon. while i am doing this, i can save money for my future house. thank you!
1) What is your current job position (What you do) for employer? 2) Can you set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Did you know, Your Credit Report shows 1 unidentified payment delinquency? Any Explanation? 6) Do you have any other source of income? Thanks for your time.	1. i am working as an administrative assistant for Shake-N-Go 2. i can set up the checking account to pay this loan. i have direct depost for my income. 3. i have no problem to pay off this money within 3years. 4.i just finished my car payment. so i can spend more money to pay off my credit card. 5.1 delinquency must be from Marriott time Share. i bought this 5 years ago.after 3 years of payment, i had to give up. 6.no other income thank you!
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	i like to pay off my discovery card first, it now has 15.99%year. i pay about $150 everymonth. i have paied this amount past 4years. now i tried to lower the rate or pay off everything with this loan. so ican finish it soon! thank you!

Member Payment Dependent Notes Series 597667

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597667	$2,200	$2,200	10.38%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597667. Member loan 597667 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	u.s.army	Debt-to-income ratio:	5.86%
Length of employment:	10+ years	Location:	killeen, TX

Home town:
Current & past employers:	u.s.army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,585.00	Public Records On File:	1
Revolving Line Utilization:	8.30%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 597671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597671	$6,000	$6,000	11.86%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597671. Member loan 597671 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Bass Pro Shops	Debt-to-income ratio:	14.22%
Length of employment:	10+ years	Location:	Seymour, MO

Home town:
Current & past employers:	Bass Pro Shops
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > The loan is going to be used to upgrade my sawmill to a bigger one for a new job I will be doing. The new job requires me to cut more daily production. The new sawmill will allow me to cut 2000 board feet a day with the income of $700 a day. With out the upgrade I can only cut 700 board feet at $300 a day.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,992.00	Public Records On File:	1
Revolving Line Utilization:	73.00%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you describe in detail the purpose of this loan?	This loan will be used to up grade my old slow sawmill, which only produces 700 board feet in one 8 hour day. To a much bigger sawmill which produces 2000 or more board feet in one 8 hour day. This will increase my income over 200%. I have a contract with a walnut log company to produce 10000 board feet in a week starting in Mid-Nov. so I am looking at getting this up grade as soon as possible. Thank you for taking the time to consider my loan. Jason

Member Payment Dependent Notes Series 597702

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597702	$6,000	$6,000	10.75%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597702. Member loan 597702 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Merck	Debt-to-income ratio:	12.05%
Length of employment:	10+ years	Location:	Kenilworth, NJ

Home town:
Current & past employers:	Merck
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,090.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 597746

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597746	$4,000	$4,000	7.88%	1.00%	October 18, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597746. Member loan 597746 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Global Crossing	Debt-to-income ratio:	12.30%
Length of employment:	4 years	Location:	Herndon, VA

Home town:
Current & past employers:	Global Crossing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > Never left a job involuntarily or been laid off in 20 years Resident of Washington, DC suburbs Home owner Graduate degree and PMP certified Always pays all financial obligations in full Borrower added on 10/13/10 > Use to consolidate several credit cards Stable employed in same industry for 20 years with no layoffs or involuntary job changes Home owner Resident of Washington, DC area suburbs with better job market Always pays financial obligations Married for 21 years Security clearance holder Marketable: Degree holder and PMP certified

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	42
Revolving Credit Balance:	$21,943.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
A verified income will make your loan much more attractive to investors. Please contact Lending Club to send in your income verification documents (support@lendingclub.com). Some people fax a copy of a pay stub, etc. After this is complete, your loan will have much greater chances of getting funded. Thanks!	I'm happy to verify my income. I will email a copy of my paystub to support@lendingclub.com.

Member Payment Dependent Notes Series 597824

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597824	$10,000	$10,000	16.45%	1.00%	October 19, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597824. Member loan 597824 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,250 / month
Current employer:	Motion Industries, Inc	Debt-to-income ratio:	14.01%
Length of employment:	10+ years	Location:	Monroeville, AL

Home town:
Current & past employers:	Motion Industries, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > I am borrowing this money to pay off a 401K loan so I can pay off some credit cards. I have been at my job for 27 years, and I have a history of good payment with Lending Club on another loan. I just paid off two cars, one of which has not shown up yet on my credit report. I currently have only one auto payment, and that one is with America's First Federal Credit Union for a monthly payment of 397.00. The loans with Capital One Auto and another auto loan with America's First Federal Credit Union (around 300.00 a month) are paid off. I am borrowing this money to pay off a 401K loan so that I can pay off three of my credit cards. Here is the information on the loan that I will be paying off. My monthly income will increase substantially when I pay off this loan, despite the fact that I will be borrowing more to pay off my credit cards. Thanks for your consideration of funding my loan. Genuine Partnership Plan General Purpose Loan Date of Loan 12-04-2007 Original Amount $28,050.00 Remaining Amount $9,807.45 Semi-Monthly Repayment Amount $345.18 Interest Rate 8.5000% Date Last Payment Received 09-30-2010 Scheduled Payoff Date 12-31-2011 Borrower added on 10/14/10 > I want to pay off my credit cards, and even though the interest will be a little higher with this loan, I will have a clear plan for being debt free within three years. I do want to note that my credit report does not reflect the fact that I just paid off two auto loans. We sold one, and my son totaled our other car the same day that his sold. Both auto loans have been paid in full but are not yet marked paid on my credit report. Those paid loans are Capital One Auto for around 430.00 a month, and America's First Federal Credit Union for around 290.00 a month. I no longer have those payments, but did recently purchase a car with America's First Federal Credit Union with a payment of 397.00 monthly. I am not going to replace the second vehicle, as I have a company car and a paid off truck at home. I have a good payment history, and I appreciate your consideration in helping to fund this loan.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,676.00	Public Records On File:	2
Revolving Line Utilization:	75.30%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions. 1) How much do you owe on your home? Mortgage HELOCs 2) How much is your home currently worth? use zillow.com for free estimate. 3) Could you briefly describe Motion Industries and what you do for them? 4) There are two public records on your credit report (the last was 63 months ago), what were they? Divorce? Bankruptcy? There are hundreds of people on Lending Club looking for funding and your answers can help me and others decide whom to fund. Thanks in advance for answering all my questions. Sincerely, -LL Herndon, VA	Hi, I own my home outright. It's a 2500 sq. ft. log home on 30 acres. I own the land outright, also. The home is 11 years old. Our house is appraised at 380,000, including all 30 acres. Motion Industries is a huge company that is a division of Genuine parts. They deal with industrial supply. They have a website if you would like to know more about them. I do industrial survey work, inventory of parts and building data records of who has what where so when a company needs a part, I can find it and get it to them quickly. I have been with them for 27 years. The public records were years ago. One was a Capital One credit card account. Capital One jacked up my interest rate for no reason after years of my being a good customer. Because I was stupid, I took some online advice to just quit paying them because they had "wronged me". Of course, three or so years later, they decided to hire a collection agency to get a judgement against me. I actually had no knowledge that they had even gotten a judgement until they send a form to my work saying that they were going to garnish my wages. Not sure how they snuck that in, but I drove two hours to pay the entire judgment to the collection agency that day. It ended up being around 3000.00, but they sent me a refund on part of it because they overcharged me for something. I found out recently when I called that collection agency to see if I could get it removed (while looking for an auto loan from my Credit Union in July of 2008) that I was supposedly mailed a "Vacate of Judgment" form after I paid, but I never did get it. Since it was so close to falling off my report and since I did not intend to apply for any more credit after the auto loan, I did not fool with getting the judgement vacated once they told me that was an option. I did recently have it marked as paid when I applied for a car loan with the credit union, so it does show satisfied now. In short, I was wrong to not paying Capital One and I have learned my lesson. I have years of good payment record to more legitimate credit card companies now (if there is such a thing). The decision that I made to stop paying Capital One was a morally wrong, and I should never have done that. Obviously, because I've been at my job for so long, creditors know where to find me when it's time to collect, so it was also stupid of me to take the advice to just stop paying them when they jacked up my rates for no reason. The other judgement was a 260.00 judgement from a collection agency (Portfolio Recovery) for a medical bill of some sort. Again, I was not notified of the judgment, though the collection company did call and call trying to collect. Because they could never produce any documentation showing who or what I owed, I refused to pay them. They somehow got a judgement. I could not believe they pushed forward with a judgment for that amount of money. I did pay it as soon as I got the papers showing that a judgement had been awarded to them. I hope this answers your question. I'm working hard to build a good credit rating, and have not had any credit problems in years. Oddly, my score fell by almost 20 points when my Capital One Auto loan was marked paid last week. My revolving credit is high right now because I had a couple of high limit cards that I never used, so the companies apparently closed those lines out for non-use and it shot up my percentage of used revolving credit. My balances on the two cards that I am paying off are high right now, and I want to pay them off and swear off credit cards, though I plan to leave the lines open so my credit score won't suffer. Also, when I checked my report prior to applying for this loan, I noticed that Transunion has the same account listed twice under two different names (because WMAU was bought out by Chase). Both accounts are listed with high balances, even though one bank has sold the account, so I have to write and have the WMAU account removed because it makes my revolving credit look much higher than it actually is. I also closed out one of my credit cards when opting out of a rate increase two years ago in order to preserve a very low rate, so that did not help my revolving balance. I have other store cards that are open accounts, but I only use them once in a blue moon for a small purchase that gets paid off the following month to make sure they don't get closed out for non-use. I've been married 22 years, so no divorce. I've never even come close to applying for bankruptcy, so nothing like that on my record either. Hope that answers your questions. Feel free to ask anything else. Thanks for considering me as a Lending Club borrower.
A verified income will make your loan much more attractive to investors. Please contact Lending Club to send in your income verification documents (support@lendingclub.com). Some people fax a copy of a pay stub, etc. After this is complete, your loan will have much greater chances of getting funded. Thanks!	I answered this question another way, but Lending Club sent me an email saying that I had included "identifying information" in my answer and that I needed to re-answer. In the same email, they responded to something that I said in the email, saying... "Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application."
Also, could you give us details regarding the two public records on file?	Hi again, LRD. I wrote to someone above about the public records, so you can read my full account of them in that answer. Thanks for considering me.
What was the reason for the two public records?	Hi Member_742667. I wrote to someone above about the public records, so you can read my full account of them in that answer. Thanks for considering me.
Hmmm. I think they're referring to the fact that you don't *need* to verify your income, as in, it's not necessary to have a verified income in order to have your loan listed. It's voluntary. I'm only saying that people who choose to verify their income are more likely to encourage investors to pick their loans over the many, many others that are out there. Just some advice from an investor who always goes for loans that have additional details that make it more secure :)	Ok. Thanks. I emailed my latest check stub when they asked for it today, as well as proof that the public records were paid (they said Transunion still showed them as unpaid). Thanks for considering me as a borrower.
Please bear in mind that the hundreds of people who pull together to provide you with this unsecured loan are just ordinary Janes and Joes just like you. For my part, I am trying to use Lending Club to set up education savings for my little kids. Please don't let us down. Don't pay late if you can avoid it (It is SO stressful), and DO faithfully settle this debt in a fair and timely manner. I'm throwing in my two bits.	Thanks for your help. No worries about any lates or defaults with me. This is my second loan with Lending Club, and I've never been late or missed a payment. I have to say, Lending Club sure takes the stress out of dealing with bankers. I think I'll become an investor myself. Thanks again for your help.

Member Payment Dependent Notes Series 597883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597883	$4,800	$4,800	11.49%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597883. Member loan 597883 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Renasant Bank	Debt-to-income ratio:	9.89%
Length of employment:	2 years	Location:	DECATUR, AL

Home town:
Current & past employers:	Renasant Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > We have a few touch ups we need to do to our house, which we are selling. I was planning to just use one of our credit cards for the items but the issuers cut my limits down by about half when I paid about $4-5K on each one a couple of months ago. When they did that, it dropped my score down to the low to mid 600's. Borrower added on 10/14/10 > We have a few touch ups we need to do to our house, which we are selling. I was planning to just use one of our credit cards for the items but the issuers cut my limits down by about half when I paid about $4-5K on each one a couple of months ago when I sold an investment property. When they did that, it dropped my credit score down to the mid-600 range. I have never had a single late payment on any of my accounts, it is just my scores are down due to my balances being too high compared to my limits. I have a house that I am selling (in addition to our primary residence) that has about $30,000 in equity so I will have plenty of cash flow within the next 60 days but we want to be able to go ahead and get moved by Christmas. We've sold 3 or 4 houses before and they have all sold very quickly so we are confident this one will as well. Please let me know if you have any other questions. Thanks.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,570.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 597965

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597965	$4,800	$4,800	11.86%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597965. Member loan 597965 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	CarMax Auto Superstore	Debt-to-income ratio:	14.92%
Length of employment:	4 years	Location:	Diamond Bar, CA

Home town:
Current & past employers:	CarMax Auto Superstore
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > This loan will be used to pay off high interest credit card debt and better manage one payment to increase my credit; in hopes of being able to refinance my auto loan in the near future. Being so young I have been working on building my credit and finances since before I was of age 18, I value my credit and make it a top priority to make sure all payments are made on time and more than minimum. I have been blessed to be at a stable job where my income for this past year has already surpassed last and is only getting better. Thanks to careful planning and hours of research I can easily maintain my monthly budget of $1200 in debt payments. Most importantly I am looking forward to continue to increase my credit, better manage my finances and build a lasting relationship with the Lending Club for myself, friends and family I can refer. Thank you very much Borrower added on 10/14/10 > Currently I have 4 credit cards, 1 gas card and my AMEX Gold card. The credit/gas cards will be paid with the funds from this loan, the AMEX is paid in full every month, a portion of the loan may be used for that as well, as well as lowering the principal amount of my current primary auto loan through Bank Of America which I intend to refinance in the near future. Thank you again

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,544.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1) What is your current job position (What you do) for employer? 2) Can you set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Do you have any other source of income? 6) Can you list what debts you want to pay with this loan?	My current position is senior sales consultant, sales of vehicles. 2) Yes setting up auto debit is not a problem at all. 3) I intend to keep the loan anywhere from 12-24 months at most but I hope to have it paid within the first 18 months. 4) Routine monthly expenses average around $2,000. 5) No other source of income. 6) The debts I intend to pay are the following credit cards: Bank of America AMEX, Wells Fargo, Chase, Orchard Bank, Shell Gas Card as well as a portion of my AMEX Gold Card which is always paid in full each balance anyways. As well as lower the principal amount of my auto loan through Bank of America which I hope to be able to refinance in the near future to lower my interest rate. Thank you very much for the interest.

Member Payment Dependent Notes Series 598003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598003	$5,400	$5,400	7.88%	1.00%	October 19, 2010	October 28, 2015	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598003. Member loan 598003 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,325 / month
Current employer:	Quality Vision International	Debt-to-income ratio:	8.25%
Length of employment:	8 years	Location:	Webster, NY

Home town:
Current & past employers:	Quality Vision International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > This is to pay for a new roof.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,566.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Nice credit score - can you verify your income?	$38,900.00 per year. I also run my own business which is bringing in another $7000 plus per year.
Do you plan on reroofing it yourself or do you already have a contractor lined up?	The roof is being done by a contractor. He has quoted the work and we are all set to go.

Member Payment Dependent Notes Series 598023

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598023	$3,000	$3,000	7.51%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598023. Member loan 598023 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	AT&T	Debt-to-income ratio:	19.91%
Length of employment:	10+ years	Location:	Olney, MD

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,134.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 598055

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598055	$5,000	$5,000	7.14%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598055. Member loan 598055 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	11.40%
Length of employment:	5 years	Location:	westport, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,666.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 598100

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598100	$4,000	$4,000	6.39%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598100. Member loan 598100 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,800 / month
Current employer:	ShenMount Dairy	Debt-to-income ratio:	9.64%
Length of employment:	10+ years	Location:	Williamsville, VA

Home town:
Current & past employers:	ShenMount Dairy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,113.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Could you provide a loan description please? Is your home paid in full (i.e. no mortgage)? Could you please itemize your monthly expenses? Thanks. I look forward to funding your loan.	This is a loan to to fund some additional equipment in a profitable business. No, we don't have a mortgage. When it comes to monthly expenses, we pay 155 per month on a car loan, we put 500 in a business investment, 200 in tithe,106 for communications with no additional utilities.
What do you do at ShenMount Dairy?	I milk cows, balance and mix feed rations, work on equiptment and manage the calf program.

Member Payment Dependent Notes Series 598102

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598102	$3,000	$3,000	11.12%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598102. Member loan 598102 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Doublepark LLC	Debt-to-income ratio:	2.36%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:
Current & past employers:	Doublepark LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	72
Revolving Credit Balance:	$1,641.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Doublepark LLC and what do you do there?	They are a parking company speciallizing in valet parking as well as parking garages in the miami area.

Member Payment Dependent Notes Series 598109

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598109	$5,200	$5,200	11.86%	1.00%	October 18, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598109. Member loan 598109 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	glow	Debt-to-income ratio:	17.50%
Length of employment:	< 1 year	Location:	eureka, CA

Home town:
Current & past employers:	glow
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > I have $5,200 in credit card debt at 16.24%. I have no trouble making payments of at least $200 every month, but I don't see the harm in paying the debt off at a lower interest rate.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,394.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "glow" and what do you do there? Where did you work before that?	Glow is a spa/skincare boutique. I work there as the primary massage therapist. It is the most recent work as I was not working while I was attending Massage Therapy School and finishing up my Bachelors in Kinesiology.
how much is rent? car payment?	My rent is 600.00 a month. I own my car (VW Jetta), so no car payment.

Member Payment Dependent Notes Series 598184

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598184	$7,000	$7,000	11.86%	1.00%	October 19, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598184. Member loan 598184 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,530 / month
Current employer:	construction material	Debt-to-income ratio:	13.44%
Length of employment:	8 years	Location:	Hartselle, AL

Home town:
Current & past employers:	construction material
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > to pay off creditors

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,773.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "construction material" and what do you do there?	Cnstruction Material is a retail supplier for contractors who work with concrete, like rebar and wire mesh. I am a designer who shows the contractor where to put the rebar in the building he is constructing.

Member Payment Dependent Notes Series 598580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598580	$2,400	$2,400	13.23%	1.00%	October 19, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598580. Member loan 598580 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Greg Peitz Architect	Debt-to-income ratio:	11.39%
Length of employment:	5 years	Location:	CHICO, CA

Home town:
Current & past employers:	Greg Peitz Architect
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > I am a single mom, needing to take care of a few unexpected bills, and to catch up a few others

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,385.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have a couple credit cards and a couple of unexpected dr. bills. Chase Credit card, I owe $2,000 its rate is approx 13%, my monthly is $41.00. Kohls Charge Card I owe 1,700, rate is approx. 22%, monthly is $52.00. Victoria's Secret, I owe $222.00, not sure what the rate is on that one, but monthly is $25.00. Target I owe $470.00, monthly is 25.00. All the balances in the hundreds and the doctor bills will be paid off. The higher ones, at least 30-40% will of the balance will be paid off. I also have an auto loan balance of $7,000 with capital one, so I am going to catch up on that one, I'm not behind on the auto loan I just want to get ahead. I am a single parent with no support from the father, so things have just gotten away from me. I work as a residential/commercial drafter for an Architect. I hope this answered all of your quesitons, and if there is anything else Please let me know. Thank You for your time!!

Member Payment Dependent Notes Series 598690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598690	$4,500	$4,500	7.14%	1.00%	October 19, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598690. Member loan 598690 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Apple Inc.	Debt-to-income ratio:	24.15%
Length of employment:	5 years	Location:	Austin, TX

Home town:
Current & past employers:	Apple Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,506.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Why are you seeking another Lending Club loan? Wishing you well.	Hi. I just paid off my other one in full... the last payment is going through today. So it's not really "another"... in other words, I only have one now. Just general debt consolidation... the CC companies really try to screw you these days with interest rates! The LendingClub interest rate I qualified for is killer. I only mentioned the other loan so you all know I'm good for the payments. I never missed one.
What was your other loan id number? What do you plan on using the requested funds for?	224984 The funds will be used to consolidate the rest of my debt. It will cover all of it. The first loan, 3 years ago, only covered about half of it. I paid off one card with it. This time, I'll be paying off all of them. The goal this time is to maintain a zero balance month to month. That wasn't possible before, but with this loan, it will be.

Member Payment Dependent Notes Series 599106

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599106	$4,500	$4,500	15.58%	1.00%	October 19, 2010	October 30, 2013	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599106. Member loan 599106 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,947 / month
Current employer:	Ohio Public Employees Retirement System	Debt-to-income ratio:	5.37%
Length of employment:	5 years	Location:	Columbus, OH

Home town:
Current & past employers:	Ohio Public Employees Retirement System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > The purpose of this loan is to refinance my car loan on a Toyota Avalon. I am currently paying 25.9% and have two years remaining on the loan. All I really need is two year loan but shortest you offer is three years. I will have no problems whatsoever paying back loan. As to my employment, I have worked as a Desktop Support Specialist in Network Support at Ohio Public Employees Retirement System (OPERS) for five years and one month. My hourly rate of pay is $22.77. OPERS is the 17th largest public pension in the United States, is one of the best funded and financially sound, and is considered in many circles a model for how public pensions should be run. Borrower added on 10/17/10 > Another note on the refinancing. Every bank I approached about refinancing my car told me the same thing: the minimum amount they will do is $7,500 which of course is $3,000 more than I owe on the car. Also wanted to let you know my girlfriend and I are resident managers of a 136 unit apartment complex in Columbus, Ohio. We are beginning our fourth year in this capacity at this location. An apartment and all utilities are provided as part of our compensation package.

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	23
Revolving Credit Balance:	$319.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Ohio Public Employees Retirement System?	I have been in the Network Support Department for five years and I work as a Desktop Support Specialist. I will happily answer any other questions you have for me. I would also like to take this opportunity to explain my answer to my rent being $0. In addition to working full time for Ohio Public Employees Retirement System (OPERS) I am also co-resident manager of the 136 unit Demorest Village South apartment complex. Rent and utilities are provided as part of the compensation.

Member Payment Dependent Notes Series 599194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599194	$3,600	$3,600	7.14%	1.00%	October 19, 2010	October 30, 2013	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599194. Member loan 599194 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,900 / month
Current employer:	City Of Lubbock	Debt-to-income ratio:	22.26%
Length of employment:	4 years	Location:	Lubbock, TX

Home town:
Current & past employers:	City Of Lubbock
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	58
Revolving Credit Balance:	$774.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City Of Lubbock?	police officere

Member Payment Dependent Notes Series 599204

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599204	$2,100	$2,100	11.12%	1.00%	October 19, 2010	October 30, 2013	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599204. Member loan 599204 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,784 / month
Current employer:	Generac	Debt-to-income ratio:	9.42%
Length of employment:	2 years	Location:	Janesville, WI

Home town:
Current & past employers:	Generac
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/16/10 > From a mother of one. My parents were relocated by GM. There home was not selling. I offered to purchase their home a year before i was ready to purchase my first home. There have been alot of improvements that need to be made. For the most part I am meeting those needs. I am a couple grand short of getting the electrical and wiring finished. The home still has fuses and some of the wiring is outdated. My mortage is about 30% of income. No car payments. Food is about 15% of income. Lights,gas,water, one creditcard,and gas to work is about 25% of income. Savings is about 10% if income. The other 20% is for improving the home I was about to purchase next year, but now is for the one I just recently purchased. My job has seen growth every year for the last 50 years. We were just listed on the stock market. There is a consistant need for generators. I have been there for alittle over two years and enjoy it well. I plan on being there and moving up in the company for as long as I own this home. It helps me to pay the bills. Those are paid either on tme or ahead of time. By being a single mom budgeting is of the utmost importance to me. thanks for your time. Borrower added on 10/18/10 > If you have any questions feel free to ask.

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	47
Revolving Credit Balance:	$908.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Generac?	I was apart of the Transfer Switch Team. We made the electrical box for the generators. I just transfered to the Roof Department, its more physically challenging so the pay is a little more.

Member Payment Dependent Notes Series 599253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599253	$5,000	$5,000	10.75%	1.00%	October 19, 2010	October 30, 2013	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599253. Member loan 599253 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Raytheon Company	Debt-to-income ratio:	7.85%
Length of employment:	6 years	Location:	Lakewood, CA

Home town:
Current & past employers:	Raytheon Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/16/10 > I plan to use the funds to pay off a credit card with a 17.25% APR. I am a good borrower because I use Mint.com to track my finances and budgets. I have not filed for bankruptcy and have a stable job. I was promoted at work yesterday and plan to be there for a long while. Borrower added on 10/16/10 > This loan will pay off a credit card with a 17.25% APR. I am a good borrower because I track my finances using Mint.com and have a stable job. I was promoted at work two days ago and plan to stay there a while.

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	63
Revolving Credit Balance:	$8,271.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Raytheon Company?	I am a systems engineer who ensures our systems are ready for use by the customer. For more information about systems engineering as a discipline, please visit http://en.wikipedia.org/wiki/Systems_engineering . Thank you.
Hello. You did have a delinquency a litttle over five years ago. Delinquencies bring sleepless nights to lenders. Do you feel comfortable that you will be able to make regular payments on this loan? Wishing you well.	Yes. I set up automatic payments for all my bills. That delinquency was a result of my school's failure to update my address as requested before I graduated. Then were sending the bill to an incorrect address. They admitted it was there mistake but resisted to make the correction on my credit report.

Member Payment Dependent Notes Series 599360

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599360	$6,000	$6,000	7.14%	1.00%	October 19, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599360. Member loan 599360 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Travelers Insurance Company	Debt-to-income ratio:	8.91%
Length of employment:	10+ years	Location:	Windsor, CT

Home town:
Current & past employers:	Travelers Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,561.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 599401

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599401	$1,200	$1,200	14.35%	1.00%	October 19, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599401. Member loan 599401 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Cobb County Board of Ed	Debt-to-income ratio:	24.48%
Length of employment:	10+ years	Location:	DALLAS, GA

Home town:
Current & past employers:	Cobb County Board of Ed
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,281.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 599544

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599544	$5,000	$5,000	16.32%	1.00%	October 19, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599544. Member loan 599544 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Medics Ambulance Service	Debt-to-income ratio:	13.09%
Length of employment:	5 years	Location:	Boynton Beach, FL

Home town:
Current & past employers:	Medics Ambulance Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > The purpose of this loan is to consolidate three high-interest credit cards and a vehicle payment into one easily manageable payment. This will allow me to reduce my overall payment to the credit card companies, replace my inoperable vehicle and, most importantly, provide a capital gain to the investor. I currently manage a Communications Center in addition to the IT infrastructure for a private ambulance company operating in South Florida. I have been with the company for nearly 5 years. The ambulance industry has been strong through the recession and as such I do not anticipate any issues related to my continued employment. Many thanks for your consideration! Borrower added on 10/17/10 > The purpose of this loan is to consolidate my high interest credit cards and a vehicle payment into one easily manageable monthly payment. The vehicle is currently inoperable and needs to be replaced. My hope is to limit the amount of interest I am paying to the credit card companies and create a capital gain for the investor. I have a strong history of on-time payments and stable employment to provide funding. I am currently a manager at a private ambulance company responsible for the Communications Center in addition to the IT infrastructure. This year will be my 5th with the organization. As the ambulance industry has been strong through the economic decline, I do not anticipate any issues with my continued employment. Feel free to send me any questions you may have. Many thanks for your consideration!

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,649.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Prospectus Supplement (Sales Report) No. 1 dated October 19, 2010